                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            ADVANCE PARADIGM, INC.
                 (Name of Registrant As Specified in Charter)


    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)   Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              $__________ (aggregate amount to be distributed to security holders)

         4)   Proposed maximum aggregate value of transaction:
              $__________ (aggregate amount to be distributed to security holders)

         5)   Total fee paid:
              $__________

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

              ------------------------------------------------------
         2)   Form, Schedule or Registration Statement No.:

              ------------------------------------------------------
         3)   Filing Party:

              ------------------------------------------------------
         4)   Date Filed:

              ------------------------------------------------------

                          [LOGO OF ADVANCE PARADIGM]

                   5215 North O'Connor Boulevard, Suite 1600
                              Irving, Texas 75039

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               December 7, 2000

To the Stockholders of Advance Paradigm, Inc.

  The 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Advance Paradigm, Inc., a Delaware corporation (the "Company"), will be held on December 7, 2000 at 2:00 p.m., local time, at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas, for the following purposes:

     1. To elect three directors to serve until our Annual Meeting of Stockholders in 2003;

     2. To consider and vote upon a proposal to amend and restate our certificate of incorporation to, among other things, change our name to "AdvancePCS," create classes of common stock to be denominated Class A, Class B-1 and Class B-2, reclassify the existing common stock as Class A Common Stock, increase the number of authorized shares of common stock and change the governance structure of our board of directors;

     3. To consider and vote upon a proposal to approve the issuance of shares of Class B-1 Common Stock and Class B-2 Common Stock upon conversion of Series A Preferred Stock recently issued by us in connection with our acquisition of PCS Holding Corporation;

     4. To consider and vote upon a proposal to amend our Amended and Restated 1993 Incentive Stock Option Plan (the "Incentive Plan") to increase the number of shares available for issuance from 6,718,000 to 9,718,000;

     5. To ratify the selection of Arthur Andersen, LLP as our independent auditors for the fiscal year ending March 31, 2001; and

     6. To transact all other business that may properly come before such meeting or any adjournment(s) thereof.

  The close of business on October 10, 2000, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. Only holders of record of common stock at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting. Our stock transfer books will not be closed. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any of our stockholders at our headquarters, 5215 North O'Connor Boulevard, Suite 1600, Irving, Texas 75039, for purposes pertaining to the Annual Meeting, during normal business hours for a period of 10 days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

  You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend in person, you are urged to sign, date and mail the enclosed proxy card as soon as possible so that your shares may be represented and voted at the Annual Meeting. A self-addressed, postage prepaid envelope is enclosed for your convenience. You may revoke your proxy by following the procedures set forth in the accompanying Proxy Statement.

                                By order of the Board of Directors
                                ADVANCE PARADIGM, INC.

                                Laura I. Johansen
                                Secretary

November __, 2000

                          [LOGO OF ADVANCE PARADIGM]

                   5215 North O'Connor Boulevard, Suite 1600
                             Irving, Texas  75039
                                (469) 420-6000

                             ____________________
                                PROXY STATEMENT
                             ____________________

                   SOLICITATION AND REVOCABILITY OF PROXIES


  The enclosed proxy is solicited by and on behalf of our Board of Directors for use at the Annual Meeting to be held on December 7, 2000, at 2:00 p.m., local time, at the Hotel Crescent Court, 400 Crescent Court, Dallas, Texas, or at any adjournment(s) thereof. Innisfree M & A Incorporated has been retained to assist us in the solicitation of proxies in connection with the Annual Meeting for a fee of approximately $10,000, plus out-of-pocket expenses. In addition, our officers, directors and employees may solicit proxies personally or by telephone, telegram, electronic mail or other forms of wire or facsimile communication. These persons will receive no special compensation for any solicitation activities. We will, upon request, reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of common stock. We will bear the costs of the solicitation. This proxy statement and the form of proxy were first mailed to our stockholders on or about November __, 2000.

  The enclosed proxy, although executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy bearing a later date, (b) by written notice of revocation to our secretary at the address set forth above, or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.


                            RECORD DATE AND VOTING

Record Date

  Our Board of Directors has established the close of business on October 10, 2000, as the record date for determining the holders of voting securities entitled to notice of, and to vote at, the Annual Meeting. On October 10, 2000, we had outstanding and entitled to vote 29,372,232 shares of common stock and six shares of Series B Preferred Stock.

Voting Rights, Quorum, Required Vote and Voting Agreements

  Voting Rights. Only common stockholders are entitled to vote on the election of directors and the amendment and restatement of our certificate of incorporation. With respect to all other matters to be presented at the Annual Meeting, the holders of common stock and Series B Preferred Stock are entitled to vote together as a single class. Each share of common stock is entitled to one vote and each share of Series B Preferred Stock is entitled to 50 votes. Consequently, a total of 29,372,232 votes may be cast by our common stockholders and a total of 300 votes may be cast by the holder of our Series B Preferred Stock.

  Quorum. A majority of the outstanding shares of common stock, represented in person or by proxy, will constitute a quorum for purposes of electing directors and voting on the amendment and restatement of our certificate of incorporation. With respect to all other matters to be presented at the meeting, stockholders holding shares representing a majority of the votes entitled to be cast thereon will constitute a quorum.

  Shares that are represented at the Annual Meeting but abstain from voting on any or all matters and shares that are "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee does not have discretionary power to vote on a particular matter and has received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted in determining whether a quorum is present at the Annual Meeting.

  Required Vote for Election of Directors (Proposal 1). Directors will be elected by a plurality of votes cast that are entitled to vote on the election of directors. Abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the election of directors. Stockholders may not cumulate their votes in the election of directors.

  Required Vote for the Amendment and Restatement of our Certificate of Incorporation (Proposal 2). The favorable vote of a majority of the outstanding shares of common stock entitled to vote on this matter is required to approve this proposal. Consequently, abstentions and broker non-votes will have the effect of a negative vote on this proposal.

  Required Vote for Proposals 3 through 5. The favorable vote of a majority of the total votes represented by the shares of common stock and Series B Preferred Stock present in person or by proxy and entitled to vote is required to approve Proposals 3 through 5. Consequently, an abstention from voting on any such proposal will have the effect of a negative vote with respect to such proposal. Broker non-votes will be treated as not present and not entitled to vote with respect to Proposals 3 through 5 and will have no effect on the outcome of the vote on such proposals.

  Voting Agreements. As of the record date, Joseph Littlejohn & Levy Fund III LP ("JLL") and certain other investors (collectively, the "JLL Investors") held 4,207,000 shares of common stock and JLL held six shares of Series B Preferred Stock. The JLL Investors have agreed with the Company to cause their shares to be present at the Annual Meeting for purposes of determining a quorum, but that they will not vote their shares of common stock in the election of directors.
As a result, their non-vote will have no effect on the outcome of the election of directors. The JLL Investors have also agreed with the Company that they will vote all shares of common stock and Series B Preferred Stock held by them in favor of Proposals 2 and 3. In connection with our acquisition of PCS Holding Corporation, various stockholders (other than the JLL Investors) holding an aggregate of 5,403,832 shares of common stock entered into voting agreements whereby the stockholders agreed to vote their shares in favor of Proposals 2 and 3. Consequently, stockholders holding approximately 32.7% of the outstanding shares entitled to vote on Proposals 2 and 3 have agreed to vote their shares in favor of such proposals.

                      PROPOSAL 1.  ELECTION OF DIRECTORS

  Three directors are to be elected at the Annual Meeting. David A. George, Jeffrey R. Jay and Jean-Pierre Millon have been nominated to serve as directors and, if elected, will serve until our Annual Meeting of Stockholders in 2003 and until their respective successors shall have been duly elected and qualified or until their earlier death, resignation, disqualification or removal from office. However, if Proposals 2 and 3 are approved, the term of office of these nominees will be changed in accordance with the Second Amended and Restated Certificate of Incorporation. For additional information, refer to the information under the caption "Who will the directors be if the proposed Second Amended and Restated Certificate is approved?" on page 32. Each of these nominees for director currently serves as a director on our board of directors.

  Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy, if signed and returned, will be voted for the election of the below-listed nominees. Although the board of directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by our board of directors.

  The board of directors recommends the election of David A. George, Jeffrey R. Jay and Jean-Pierre Millon to the board of directors.

  The following table sets forth certain information regarding the director nominees and the other directors serving on our board of directors:

                                                          Served as     Director's
Name                    Age          Position           Director Since  Term Ending
----                    ---          --------           --------------  -----------
David D. Halbert......   44  Chairman of the Board           1986          2001
                             and Chief Executive
                             Officer
Jon S. Halbert........   40  Vice Chairman, e-Business       1988          2001
                             and Technology and
                             Director
David A. George.......   44  President and Director          1998          2000
Ramsey A. Frank(1)....   39  Director                        2000          2002
Stephen L. Green......   49  Director                        1993          2002
Jeffrey R. Jay, M.D...   42  Director                        1993          2000
David R. Jessick(2)...   47  Director                        2000          2002
Paul S. Levy(1).......   53  Director                        2000          2001
Robert G. Miller(2)...   56  Director                        2000          2001
Jean-Pierre Millon....   50  Director                        2000          2000
Michael D. Ware.......   54  Director                        1993          2002

---------------
(1) This director was elected pursuant to the terms of the Certificate of Designations for Series B Convertible Preferred Stock.
(2) This director was elected pursuant to the terms of the Certificate of Designations for Series A-2 11% Preferred Stock.

  David D. Halbert founded the Company in 1986 and has continuously served as our Chairman of the Board and Chief Executive Officer. David D. Halbert is the brother of Jon S. Halbert.

  Jon S. Halbert joined the Company in January 1988 and has continuously served as a director and as an executive officer of the Company since that date. Mr. Halbert currently serves as our Vice Chairman, e-Business and Technology. Jon
S. Halbert is the brother of David D. Halbert. Before joining the Company, Mr. Halbert served as an executive officer and/or director for several organizations engaged in various health care, as well as non-health care, related industries. Mr. Halbert also worked as a registered representative of the National Association of Securities Dealers for Bear, Stearns & Co.

  David A. George has served as a director of the Company since November 1998 and has served as an executive officer of the Company since March 1999. Mr. George currently serves as our President. From October 1995 to November 1998, Mr. George served as Executive Vice President of United HealthCare Corporation. Before United HealthCare, Mr. George was Executive Vice President of MetraHealth Corporation, also known as MetraHealth, from December 1994 to October 1995. MetraHealth merged with United HealthCare Corporation in October 1995. Prior to joining MetraHealth, Mr. George was president of Southern Group Operations for The Prudential Healthcare System.

  Ramsey A. Frank has served as a director of the Company since October 2000. Mr. Frank is a Senior Managing Director of Joseph Littlejohn & Levy, Inc., which he joined in 1999. From 1993 to 1999, Mr. Frank was a

Managing Director of Donaldson, Lufkin & Jenrette, where he headed the restructuring group and was a senior member of the leveraged finance group. Mr. Frank also serves as a director of IASIS Healthcare Corporation.

  Stephen L. Green has served as a director of the Company since August 1993. Mr. Green currently serves as a General Partner of Canaan Partners, a venture capital firm. Prior to joining Canaan Partners in November 1991, Mr. Green served as Managing Director in GE Capital's Corporate Finance Group for more than five years. Mr. Green currently serves on the board of directors of each of Mortgage.com, Inc. and Suiza Foods Corporation.

  Jeffrey R. Jay, M.D., has served as a director of the Company since August 1993. Since September 1993, he has been a General Partner of J. H. Whitney & Co., a venture capital firm. Dr. Jay currently is a national advisory member of the American Medical Association's Physician Capital Source Committee. Dr. Jay serves as a director on the board of directors of each of NMT Medical, Inc. and CareScience, Inc.

  David R. Jessick has served as a director of the Company since October 2000. Mr. Jessick has been Senior Executive Vice President and Chief Administrative Officer of Rite Aid since December 5, 1999. From 1997 to July 1999, Mr. Jessick served as executive vice president of finance and investor relations of Fred Meyer, Inc. From 1979 to 1997, Mr. Jessick held several senior management positions at Thrifty PayLess Holdings, Inc., a west coast-based drugstore chain which had annual sales of $5.0 billion before being acquired by Rite Aid in 1996. Mr. Jessick was executive vice president and chief financial officer of Thrifty PayLess Holdings, Inc. before Thrifty PayLess was acquired by Rite Aid.

  Paul S. Levy has served as a director of the Company since October 2000. Mr. Levy is a Senior Managing Director of Joseph Littlejohn & Levy, Inc., which he founded in 1988. Mr. Levy serves as a director of several companies, including IASIS Healthcare Corporation, Motor Coach Industries International Inc., Hayes Lemmerz International Inc., Builders FirstSource, Inc., Fairfield Manufacturing Company, Inc. and New World Pasta Company.

  Robert G. Miller has served as a director of the Company since October 2000. Mr. Miller has been Chairman and Chief Executive Officer and a director of Rite Aid since December 5, 1999. Previously, Mr. Miller served as vice chairman and chief operating officer of The Kroger Company, a retail food company. Mr. Miller joined Kroger in May, 1999, when The Kroger Company acquired Fred Meyer, Inc., a food, drug and general merchandise chain. From 1991 until the acquisition, he served as chief executive officer of Fred Meyer, Inc. Mr. Miller is a director of Pathmark Stores, Inc., Scottish Power plc and Harrah's Entertainment, Inc.

  Jean-Pierre Millon has served as a director of the Company since October 2000. Since October 2, 2000, Mr. Millon has served as a consultant to the Company.
Mr. Millon joined PCS Health Systems Inc. in 1995, where he served as its president and chief executive officer from June 1996 to September 2000. Prior to joining PCS Health Systems, Mr. Millon served as an executive and held several leadership positions with Eli Lilly and Company, the former parent company of PCS Health Systems, Inc.

  Michael D. Ware has served as a director of the Company since July 1993. Mr. Ware is a co-founder of Advance Capital Markets, Inc., a private investment firm, and has served as its managing director since January 1989. Prior to founding Advance Capital Markets, Inc., Mr. Ware was the president of Reliance Energy Services, Inc.

  Rogers K. Coleman, M.D., whose term as director was scheduled to expire in 2001, resigned from our board of directors effective July 31, 2000. Dr. Coleman had served as a director of the Company since 1996.

  The following table sets forth information regarding the executive officers of the Company who are not directors of the Company:

Name                            Age                         Position
----                            ---                         --------
T. Danny Phillips.............   41  Chief Financial Officer and Executive Vice President
Tom J. Garrity................   51  Executive Vice President, Financial Operations
Susan S. de Mars..............   40  Senior Vice President and General Counsel
Jeffrey G. Sanders............   42  Senior Vice President, Strategic Initiatives
Joseph J. Filipek, Jr., P.D...   45  Executive Vice President, Client Management
Andrew C. Garling, M.D........   55  Senior Vice President, Clinical Operations
Laura I. Johansen.............   35  Senior Vice President, Corporate Affairs and Secretary
Rudy Mladenovic...............   42  Senior Vice President, Pharma Relations
John H. Sattler, R.Ph.........   48  Senior Vice President, Sales
Ken Zadoorian.................   48  Senior Vice President, Chief Human Resources Officer

  T. Danny Phillips joined the Company in February 1992 and currently serves as Chief Financial Officer and Executive Vice President of the Company. Prior to joining the Company, Mr. Phillips served as chief financial officer of Aloha Petroleum, Ltd., a retail gasoline company, from April 1991 to February 1992.

  Tom J. Garrity joined the Company in October 2000 upon the acquisition of PCS Holding Corporation and currently serves as Executive Vice President, Financial Operations. Mr. Garrity joined PCS Health Systems, Inc. in November 1994, at the time of its acquisition by Eli Lilly and Company and served as its chief financial officer from November 1994 to October 2000. Mr. Garrity joined Eli Lilly and Company in 1979 as a financial associate, and subsequently held various positions in international operations, business planning, market research and market planning.

  Susan S. de Mars joined the Company in October 2000 upon the acquisition of PCS Holding Corporation and currently serves as Senior Vice President and General Counsel. Ms. de Mars joined PCS Health Systems, Inc. in 1995 as assistant general counsel and served as its general counsel from January 1999 to October 2000.

  Jeffrey G. Sanders joined the Company in October 2000 upon the acquisition of PCS Holding Corporation and currently serves as Senior Vice President, Strategic Initiatives. Before joining PCS Health Systems, Inc. in 1993, Mr. Sanders served three years as director of the Office of Legislation and Policy of the Health Care Financing Administration in Washington, D.C. Mr. Sanders also held positions with the United States Budget Committee and the Office of Management and Budget.

  Joseph J. Filipek, Jr., P.D. joined the Company in December 1993 and currently serves as an Executive Vice President, Client Management of the Company. Prior to joining the Company, Dr. Filipek founded Advance Paradigm Clinical Services, Inc. ("Advance Clinical"), which was acquired by the Company in 1993 from Blue Cross & Blue Shield of Maryland, Inc.

  Andrew C. Garling, M.D. joined the Company in August 1999 and currently serves as Senior Vice President, Clinical Operations. Prior to joining the Company, from 1997 to 1999, Dr. Garling served as Chief Medical Officer and Senior Vice President of the Payor Solutions Group at McKesson HBOC. From 1995 to 1997, Dr. Garling served as Vice President and Chief Medical Officer of Advanced Health Inc., a physician practice management company. Prior to 1995, Dr. Garling served as Chief Information Officer of the Southern Group Operations of Prudential Healthcare Systems Inc.

  Laura I. Johansen joined the Company in February 1995, and currently serves as Senior Vice President, Corporate Affairs and Secretary of the Company. Ms. Johansen served as Senior Vice President, General Counsel of the Company from February 1995 until August 1999 and as Senior Vice President, Office of the CEO from August 1999 until October 2000. Prior to joining the Company, Ms. Johansen served as an attorney in the corporate/securities section of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

  Rudy Mladenovic joined the Company in December 1999 and currently serves as Senior Vice President, Pharma Relations. Prior to joining the Company, Mr. Mladenovic served as the Executive Director of Anthem Blue Cross & Blue Shield Midwest, a four million member division of Anthem, Inc. Prior to joining Anthem Blue

Cross & Blue Shield Midwest, he was the Vice President and Executive Director of Anthem Prescription Management, Inc., a wholly owned subsidiary of Anthem, Inc. From 1993 to 1995, he served as Vice President Sales for Athena of North America, Inc., and Acordia Health Industry Services, Inc., each a wholly owned subsidiary of Anthem, Inc.

  John H. Sattler, R.Ph., joined the Company in 1994 and currently serves as Senior Vice President, Sales of the Company. Prior to joining the Company, Mr. Sattler served as Vice President, Sales and Marketing for Health Care Pharmacy Providers, Inc. from September 1992 to November 1994. Prior to 1992, he served as manager of Third Party Marketing for American Drug Stores, Inc.

  Ken Zadoorian joined the Company in October 2000 upon the acquisition of PCS Holding Corporation and currently serves as Senior Vice President and Chief Human Resources Officer. Prior to joining PCS Health Systems, Inc. in 1995, Mr. Zadoorian served for 21 years at Eli Lilly and Company in a variety of human resources, engineering, manufacturing and systems positions with the parent company and its medical device subsidiaries.

Directors' Meetings and Committees of the Board of Directors

  The board of directors held six meetings during fiscal year 2000. Each of the directors attended at least 75% of the aggregate total meetings of the board of directors.

  The board of directors had two standing committees during the last fiscal year, the Compensation Committee and the Audit Committee. The Compensation Committee, which currently consists of Messrs. Ware, Green, Jessick and Frank and Dr. Jay, meets periodically to review executive compensation and approve grants of options to our officers and employees, as well as to renew, approve and recommend to the board of directors the terms and conditions of all stock option plans or changes to stock option plans. The Compensation Committee met one time during fiscal 2000 and each member attended the meeting. The Audit Committee, which currently consists of Messrs. Ware, Green, Miller and Frank and Dr. Jay, recommends to the board of directors (for ratification by the stockholders) a public accounting firm to conduct the annual audit of our accounts and reviews and recommends potential investment opportunities for our excess cash. The Audit Committee also meets with our chief financial officer and the accounting firm at the conclusion of the annual audit to review the audited financial statements and to discuss the results of the audit, any significant recommendations by the accounting firm for improvement of our accounting systems and controls, and the quality and depth of staffing in our accounting and financial departments. The Audit Committee met one time during fiscal 2000 and all members attended this meeting.

  In connection with our acquisition of PCS Holding Corporation on October 2, 2000, we established various nominating committees for the nomination of persons to serve as directors of the Company. For additional information, refer to the information under the caption "Corporate Governance" on page 27.

Compensation of Directors

  Each non-officer director received $2,000 per meeting attended and $1,000 per committee meeting attended during the year ended March 31, 2000. We reimburse directors for out-of-pocket expenses incurred in connection with attending board and committee meetings. Directors are eligible to receive nonstatutory stock options under our Nonstatutory Plan. See "Executive Compensation -- Stock Option Plans" on page 10 for a description of such plan.

Executive Compensation

  Amounts and prices related to shares of common stock have been adjusted to give effect to a two-for-one stock split of the common stock, effected in the form of a stock dividend paid on November 30, 1999. The following table sets forth information with respect to the compensation we paid or awarded to our chief executive officer and the four most highly compensated executive officers whose cash compensation exceeded $100,000, also known as our named executives, for services rendered in all capacities for fiscal years 2000, 1999 and 1998.

                          Summary Compensation Table

                                                             Long-Term
                                                           Compensation
                                                              Awards
                                                           -------------
                                      Annual Compensation   Securities
                                      -------------------   Underlying     All Other
Name and Office                 Year  Salary ($) Bonus ($)  Options (#)   Compensation
---------------                 ----  --------  ---------  -------------  ------------
David D. Halbert                2000  $501,923   $482,692       150,000             --
 Chairman of the Board and      1999   383,333    383,333       150,000             --
 Chief Executive Officer        1998   308,654    172,500            --             --

Jon S. Halbert                  2000   352,692    175,000       100,000             --
 Vice Chairman, e-Business      1999   266,667    186,667       100,000             --
 and Technology                 1998   216,731    113,620            __             --

David A. George (1)             2000   262,199    175,000       100,000             --
 President                      1999     9,615     14,583       150,000             --
                                1998        --         --            --             --

T. Danny Phillips               2000   258,076    149,077        80,000             --
 Chief Financial Officer and    1999   196,667    118,000        80,000             --
 Executive Vice President       1998   168,846     81,290            __             --

Joseph J. Filipek, Jr.          2000   231,223    107,115        25,000             --
 Executive Vice President,      1999   199,277     95,439        80,000             --
 Client Management              1998   175,898     84,845            __             --

---------------
(1)  Mr. George joined us in March 1999.

  The following table sets forth information regarding the stock option grants we made to our named executives during fiscal year 2000. In addition, in accordance with the regulations of the Securities and Exchange Commission, hypothetical gains or "option spreads" that would exist for the respective options are shown. These gains are based on assumed rates of annual stock price appreciation of 5% and 10% from the date the options were granted.

                       Option Grants In Last Fiscal Year

                                                                                     Potential Realizable
                                             Percent of                                Value at Assumed
                                                Total                                  Annual Rates of
                                Number of      Options                                   Stock Price
                               Securities    Granted to                                Appreciation For
                               Underlying     Employees   Exercise of                   Option Term(2)
                                 Options      in Fiscal    Base Price   Expiration  ----------------------
Name                          Granted(1)        Year        ($/Sh)         Date       5%($)       10%($)
----                          ----------     ----------   -----------   ----------  ---------   ----------
David D. Halbert (3)........     150,000           10.6%       $18.67      1/28/10  1,761,000   4,464,000
Jon S. Halbert (3)..........     100,000            7.1         18.67      1/28/10  1,174,000   2,976,000
David A. George (3).........     100,000            7.1         18.67      1/28/10  1,174,000   2,976,000
T. Danny Phillips (3).......      80,000            5.6         18.67      1/28/10    939,200   2,380,800
Joseph J. Filipek, Jr. (3)..      25,000            1.8         18.67      1/28/10    293,500     744,000

---------------
(1) The options reflected in this table were all granted under our Incentive Plan. The date of grant was January 28, 2000.

(2) These amounts represent only certain assumed rates of appreciation based on the grant date value in accordance with the Securities and Exchange Commission's executive compensation rules. Actual gains, if any, on stock option exercises will depend on future performance of the common stock. No assurance can be given that the values reflected in these columns will be achieved.

(3) The options vest and become exercisable in cumulative installments of one-fifth of the number of shares of common stock upon the first five anniversaries of the date of grant so long as the officer remains an employee of us or our affiliates on such anniversaries.

  The following table summarizes pertinent information concerning the number and value of any options held by the named executives at March 31, 2000.

              Aggregated Option Exercises in the Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                          Number of Securities Underlying          Value of Unexercised
                                                               Unexercised Options at            In-the-Money Options at
                             Shares                             Fiscal Year-End (#)                Fiscal Year-End ($)
                          Acquired on       Value         --------------------------------  ----------------------------------
Name                      Exercise (#)   Realized ($)     Exercisable   Unexercisable (1)   Exercisable (2)  Unexercisable (2)
----                      ------------   ------------     ------------  ------------------  ---------------  -----------------

David D. Halbert.......       10,000         204,788           659,996            320,000        6,147,856            368,750
Jon S. Halbert.........           --              --           695,500            230,000        6,665,592            368,750
David A. George........           --              --            40,000            210,000                0                  0
T. Danny Phillips......        4,000          79,850           148,500            167,000        1,075,387            169,625
Joseph J. Filipek, Jr..       12,500         342,500           168,500            119,000        1,250,437            221,250

_______________
(1) Upon the consummation of a sale of substantially all of our common stock or assets or a merger in which we are not the surviving corporation, the options will vest immediately prior to such transaction.
(2) The value of the options is based upon the difference between the March 31, 2000 market value of $11 7/8 per share and the exercise price. The market value of our common stock on October 10, 2000, the record date, was $40.25 per share.

Employment Agreements


  Effective October 2, 2000, we entered into an employment agreement with David
D. Halbert pursuant to which Mr. D. Halbert serves as our chairman of the board and chief executive officer. The agreement has a three year term and automatically renews for one year periods until terminated pursuant to the terms of the agreement or upon written notice given by either party 60 days prior to the end of the then-current term. Mr. D. Halbert is entitled to a base salary that shall not be less than $1 million per year and a target bonus of 100% of his base salary. Mr. D. Halbert is also entitled to an automobile allowance, membership dues of a social or professional club in Dallas, Texas, Baltimore, Maryland, and Phoenix, Arizona, reimbursement for reasonable Company-related travel and entertainment expenses, reimbursement for costs of participation in Company benefit plans, including a term life insurance policy in an amount not less than $5 million and a disability policy that would pay at least 80% of his base salary and reimbursement of $25,000 for legal fees incurred in connection with negotiating this agreement. Further, the agreement provides for the grant of options to purchase one million shares of our common stock at an exercise price of $20.00 per share vesting over a four-year period. If this agreement is terminated by the Company without good cause or by Mr. D. Halbert for good reason, the Company shall pay to Mr. D. Halbert three times his then current combined annual base salary and target bonus. In addition, Mr. D. Halbert and his family shall be entitled to benefits under the Company's benefit plans for a period of 12 months after the termination of the agreement. Further, all stock options granted to Mr. D. Halbert shall become immediately vested and remain exercisable for a period of one year from the date of termination. If the Company terminates the agreement for good cause, the Company shall not have any obligations to Mr. D. Halbert other than stock options vested on the termination date shall be exercisable for a period of 90 days following the termination date. Should Mr.
D. Halbert unilaterally terminate the agreement without good reason, such termination will be treated as a termination by the Company for good cause. The agreement also contains confidentiality provisions and contains non-competition and non-solicitation provisions effective during the term of employment and for a two year and one year period thereafter, respectively.

  In connection with our acquisition of PCS Holding Corporation, we entered into employment agreements with certain executive officers effective October 2, 2000. The agreements contain a three year term, provide that the employee shall be entitled to participate in any bonus and insurance plans generally available to our employees, contain confidentiality provisions and contain non-competition and non-solicitation provisions effective during the term of employment and for a one-year period thereafter. The agreements are terminable by the employee for good reason upon 30 days written notice. In general, good reason is defined as:

     . an assignment to the employee of duties materially inconsistent with his position and resulting in a significant diminution in such,

     . failure of the Company to comply with its obligations under the compensation section of the agreement,

     . being required to relocate to a principal place of employment more than 25 miles from his current location, or

     . any purported termination of the employee by the Company, except as permitted by the agreement.

If the employee terminates the agreement for good reason or if the Company terminates the agreement without cause, we are required to pay the employee his base salary through the end of the term, but in no event less than one year, and his target bonus for the fiscal year during which the termination occurs or, if greater, the amount of his most recent bonus payment, multiplied by the number of years remaining in the term. In addition, all obligations and benefits earned as of the termination date shall be received by the employee, all benefits shall continue to the employee and his family for the remainder of the term, or longer if the plan so provides, including health and life insurance and certain stock options which would have been granted or vested prior to the end of the term, shall become immediately granted and vested. Further details of the individual employment agreements are as follows:

  We have employed David A. George as the president of the company. Mr. George is entitled to a base salary of $500,000 and has a target bonus of 75% of his base salary. Further, Mr. George shall receive a leased automobile and a golf club membership. The Company shall reimburse Mr. George for certain relocation expenses in connection with his relocation to Phoenix, Arizona, including a no-interest loan of up to $500,000 to be applied to the purchase of a home. The Company shall reduce the principal amount of this loan by 20% per year over a five year period; provided that the current balance of this loan shall become immediately due and payable upon termination of Mr. George's employment either by the Company for cause or by Mr. George without good reason.

  We have employed Jon S. Halbert as Vice Chairman, e-business & Technology of the Company. Mr. J. Halbert is entitled to a base salary of $500,000 and has a target bonus of 75% of his base salary. Further, Mr. J. Halbert shall receive a leased automobile and a golf club membership.

  We have employed T. Danny Phillips as Executive Vice President and Chief Financial Officer of the Company. Mr. Phillips is entitled to a base salary of $325,000 and has a target bonus of 60% of his base salary. Further, Mr. Phillips shall receive a leased automobile and a golf club membership.

  We have employed Joseph J. Filipek, Jr. as Executive Vice President, Client Management of the Company. Mr. Filipek is entitled to a base salary of $215,000, which is subject to a target annual increase of $15,000. Further, Mr. Filipek shall receive a car allowance.

Stock Option Plans

  Incentive Plan. On July 30, 1993, our board of directors and stockholders adopted the Incentive Plan which provides for the grant of qualified stock options to our officers and key employees. The purpose of the Incentive Plan is to assist us in attracting and retaining key employees. A total of 6,718,000 shares of common stock has been reserved for issuance under the Incentive Plan. At the Annual Meeting, the stockholders are being asked to approve an amendment to the Incentive Plan increasing the number of shares reserved for issuance under the Incentive Plan from 6,718,000 to 9,718,000. As of September 30, 2000, 655,056 shares of common stock remained available for future grants under the Incentive Plan. The options granted under the Incentive Plan are incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

  In connection with the merger of Advance Health Care, Inc. ("Advance Health Care") with and into the Company, the Incentive Plan was amended to increase the number of shares reserved for issuance thereunder to 3,719,000, and the Advance Health Care incentive stock option plan was merged with and into the Incentive Plan. Holders of options under the Advance Health Care incentive stock option plan received options to purchase common stock under the Incentive Plan. The 459,500 options granted under the Advance Health Care incentive stock option plan expire or must be exercised in 2001. On October 29, 1998, our stockholders approved an amendment to the Incentive Plan, which increased the number of shares reserved for issuance under the Incentive Plan to 4,718,000. On November 10, 1999, our stockholders approved an amendment to the Incentive Plan, which increased the number of shares reserved for issuance under the Incentive Plan to 6,718,000.

  The Incentive Plan is administered by the Compensation Committee of the board of directors, which is comprised of directors who are not participants in the Incentive Plan. Subject to the provisions of the Incentive Plan, the Compensation Committee has the authority to administer the Incentive Plan and determine, among other things, the interpretation of any provision of the Incentive Plan, the eligible employees who are to be granted stock options, the number of shares which may be issued and the option exercise price. In no event will options be granted at prices less than the fair market value of the common stock on the date of grant. No option can be granted for a term of more than ten years.

  Options granted under the Incentive Plan are not transferable other than by will or under the laws of descent and distribution, and are exercisable during the lifetime of the optionee or his guardian or legal representative. Upon termination of the optionee's employment with the Company, the period of time during which the stock options are exercisable is restricted to 90 days. Our board of directors has the right to amend, suspend or terminate the Incentive Plan at any time, but no such action can affect or impair the rights of any optionee under any options granted prior to such action. Certain amendments must be approved by the holders of common stock.

  Advance Clinical Plan. On December 1, 1993, in connection with the Advance Clinical acquisition, our board of directors adopted a second incentive stock option plan (the "Advance Clinical Plan"), the terms and provisions of which are identical to those of the Incentive Plan. A total of 357,500 shares of common stock were reserved for issuance under this second incentive stock option plan, all of which were issued to employees of Advance Clinical.

  Nonstatutory Plan. On May 1, 1997, our board of directors and stockholders adopted the Amended and Restated 1997 Nonstatutory Stock Option Plan (the "Nonstatutory Plan"), which provides for the grant of stock options to our directors, officers, consultants, advisors and employees. The purpose of the Nonstatutory Plan is to advance our interests by encouraging stock ownership on the part of certain directors, officers, consultants, advisors and employees, by enabling us to secure and retain the services of highly qualified persons, and by providing such persons with an additional incentive to advance our success.
A total of 600,000 shares of common stock has been reserved for issuance under the Nonstatutory Plan. As of September 30, 2000, options to purchase 472,790 shares of common stock have been granted thereunder.

  The Nonstatutory Plan is administered by the Compensation Committee of the board of directors. Subject to the provisions of the Nonstatutory Plan, the Compensation Committee has the authority to administer the Nonstatutory Plan and determine, among other things, the interpretation of any provision of the Nonstatutory Plan, the eligible directors, officers, consultants, advisors and employees who are to be granted stock options and the number of shares which may be issued. Except as otherwise provided in an optionee's nonstatutory stock option agreement, the exercise price for each option share will be determined by the Compensation Committee. No option can be granted for a term of more than ten years.

  Options granted under the Nonstatutory Plan may be transferred by the optionee, provided that there is no consideration for such transfer, the optionee remains responsible for employment tax and other withholding taxes associated with the exercise of the options, the optionee notifies us in writing that such transfer has occurred and we approve the transfer documents (which our approval will not be unreasonably withheld). Upon termination of the optionee's service relationship with us, the period of time during which the stock options are exercisable is restricted to 90 days. Our board of directors has the right to alter, amend, suspend or discontinue the Nonstatutory Plan, or alter or amend any and all option agreements granted thereunder.

Incentive Compensation Plan

  Our employees who hold director-level positions or higher are eligible to receive annual incentive-based bonus payments if we meet or exceed certain predetermined annual performance goals. The bonuses payable under the incentive compensation plan are based on a percentage of each participating employee's salary. One-half of the bonus is payable upon us meeting the predetermined performance goals, with the other one-half subject to the satisfaction of certain performance goals as determined by management for such individual participant.

401(k) Plan

  We have established a tax-qualified employee savings and retirement plan, or 401(k) plan. All employees who have been employed by us for at least six months are eligible to participate. Employees may contribute to the 401(k) Plan subject to a statutory annual limit. We are required to make contributions to the 401(k) Plan of at least 50% of the first 6% of salary deferral contributed by each participant. For the fiscal year ended March 31, 2000, we contributed an aggregate of $623,000 to the 401(k) Plan.

Compensation Committee Interlocks and Insider Participation

  In fiscal year 2000, decisions with respect to the compensation of our executive officers and other employees were made by a Compensation Committee consisting of Dr. Coleman and Messrs. Green and Ware. Dr. Coleman resigned from the board of directors effective July 31, 2000. None of the members of the Compensation Committee is an officer of the Company.

  THE FOLLOWING REPORTS OF THE COMPENSATION COMMITTEE AND THE AUDIT COMMITTEE AND THE STOCKHOLDER RETURN PERFORMANCE PRESENTATION THAT APPEARS IMMEDIATELY AFTER SUCH REPORTS SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT") OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the board of directors administers the Company's compensation plans, including its stock option plans. The Compensation Committee has established compensation policies and made the compensation decisions described herein for the years presented. The Compensation Committee's compensation policies were applied to each of the named executives, including the chief executive officer, in the same manner.

  The Compensation Committee believes that in order for the Company to succeed it must be able to attract and retain qualified executives. The objectives of the Compensation Committee in determining the type and amount of executive officer compensation are (i) to provide a compensation package consisting of a base salary, bonus and long term incentives in the form of stock options, in the aggregate, competitive with the median range for peer group companies and (ii) to allow the Company to attract and retain talented executive officers and to align their interests with those of the stockholders.

Cash Compensation

  The Company's cash compensation policy for its executive officers, including the chief executive officer, is to provide short-term compensation consisting of two components, a base annual salary that does not fluctuate and a cash bonus awarded based upon specific short-term financial goals of the Company.

Base Salary

  In fiscal year 2000, the Company engaged an outside consultant to determine the extent to which the Company's policy on cash compensation was being met with respect to all of its executive officers. Overall, it was the Compensation Committee's intent that the salaries of the Company's officers be competitive with those of executives with like responsibilities in companies within the peer group. The chief executive officer's base salary was determined in this manner, as reflected in the summary compensation table.

Bonus

  Annual incentive bonuses are intended to reflect the Compensation Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each officer. Accordingly, the Company's executive officers, including the CEO, participated in an annual executive bonus plan that provides for cash bonuses based upon the Company's overall financial performance and the achievement of certain specified levels of profitability for the fiscal year 2000. The Compensation Committee annually establishes targeted profitability levels for the ensuing fiscal year in conjunction with the Company's annual financial plan. The purpose of the bonus plan is to reward and reinforce management's commitment to achieve levels of annual profitability and returns consistent with increasing stockholder value.

  The Compensation Committee annually determines in advance each executive's participation level in the bonus plan. The Compensation Committee takes into account various qualitative and quantitative factors that reflect the executive's position, longevity in office, level of responsibility, and ability to impact the Company's profitability and financial success. For fiscal year 2000 (as compared to fiscal year 1999), the Company increased revenues by 154% and net income by 62%, both of which were in excess of the Company's financial plan. Cash bonuses earned under the bonus plan are paid each year upon completion of the Company's annual audit of the results of operations for the previous fiscal year by the Company's outside auditors. The chief executive officer's bonus was determined in this manner, as reflected in the summary compensation table.

Long-term Incentive Compensation

  Long-term incentive compensation is in the form of the Company's stock option plans, which are designed to align the executive's incentive compensation more directly with stockholder value by linking compensation to the long-term performance of the Company's stock. Long-term compensation is also designed to encourage executives to make career commitments to the Company. The size of an executive's stock option award is based upon management's and the Compensation Committee's subjective evaluation of the contribution an executive can and has made to overall growth and profitability of the Company and the number of shares available for award under the stock option plan.

  Stock options are granted with an exercise price equal to the market value on the date of grant and constitute compensation only if the Company's stock price increases thereafter. The Compensation Committee has discretion to determine the vesting schedule for each option grant and generally has made grants which become exercisable in equal amounts over three or five years. Executives must be employed by the Company at the time of vesting in order to exercise their options.

                            Compensation Committee

                            Michael D. Ware
                            Stephen L. Green


                            AUDIT COMMITTEE REPORT

  The Audit Committee of the board of directors (the "Audit Committee") is currently comprised of three of the Company's directors, Messrs. Ware and Green and Dr. Jay. Each member of the Audit Committee is "independent" as defined under the National Association of Securities Dealers' listing standards. The Audit Committee operates pursuant to an Audit Committee Charter, which was approved and adopted by the board of directors and is attached to this Proxy Statement as Appendix A. According to the Audit Committee Charter, the Audit
             ----------
Committee is responsible for, among other things: monitoring the Company's financial reporting process and internal control system, reviewing the Company's annual financial statements and other relevant financial reports, recommending engagement of the Company's independent auditor, reviewing and appraising the audit performance of the independent auditor, and providing an open avenue of communication between the independent auditor and the board of directors.

  The Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended March 31, 2000. Further, the Audit Committee has discussed with the Company's independent auditor the matters required to be discussed by Auditing Standards Board Statement on Auditing Standards No. 61, as amended. Finally, the Audit Committee has received and reviewed the written disclosures and the letter from the independent auditor required by the Independence Standards Board Independence Standard No. 1, as amended, and has discussed the auditor's independence with the auditor.

  Based on its review, the Audit Committee has recommended to the board of directors that the audited financial statements for fiscal year 2000 be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000. Further, the Audit Committee recommends that the board of directors engage Arthur Andersen, LLP as the Company's independent auditor for the fiscal year ending March 31, 2001.

                         Audit Committee

                         Michael D. Ware, Chairman
                         Jeffrey R. Jay, M.D.
                         Stephen L. Green

                  STOCKHOLDER RETURN PERFORMANCE PRESENTATION

  Set forth below is a line graph comparing the cumulative stockholder return of our common stock with the cumulative total return of the CRSP Total Return Index for the Nasdaq National Market (U.S. Companies) and the CRSP Total Return Industry Index for Nasdaq Health Services Stocks for the period commencing on October 8, 1996(1) and ending on March 31, 2000.

                              [PERFORMANCE GRAPH]

On October 10, 2000, the record date, the cumulative stockholder return of our common stock was $894.40.

                  Comparison of Cumulative Total Return from
                   October 8, 1996 through March 31, 2000(2)

-------------------------------------------------------------------------------------------------------------------
                             Advance Paradigm, Inc.                  NASDAQ                 N-Health Services
-------------------------------------------------------------------------------------------------------------------
October 1996                        100.0                            100.0                         100.0
-------------------------------------------------------------------------------------------------------------------
March 1997                          147.2                             98.2                          83.9
-------------------------------------------------------------------------------------------------------------------
March 1998                          440.3                            149.0                         101.1
-------------------------------------------------------------------------------------------------------------------
March 1999                          702.1                            201.2                          70.0
-------------------------------------------------------------------------------------------------------------------
March 2000                          263.9                            374.2                          66.6
-------------------------------------------------------------------------------------------------------------------

The closing sales price of our common stock on October 10, 2000, the record date, was $40.25 per share.
_______________

(1) For purposes of this presentation, we have used a per share price of $4.50 (adjusted to give effect to a two-for-one stock split effected on November 30, 1999), which was the closing sales price of our common stock on October 8, 1996. Trading in our common stock commenced on October 8, 1996, and our fiscal year ends on March 31.

(2) Assumes that $100.00 was invested in October 8, 1996 in our common stock at a price of $4.50 per share (adjusted to give effect to a two-for-one stock split effected on November 30, 1999) and at the closing sales price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on our common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

             CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Registration Rights

  On June 25, 1996, we entered into a stock purchase agreement with Blue Cross & Blue Shield of Texas, a predecessor of Health Care Service Corporation, pursuant to which Blue Cross & Blue Shield of Texas was granted certain registration rights with respect to shares of our stock purchased thereunder. Dr. Coleman, one of our directors until his resignation effective July 31, 2000, has been employed by Blue Cross & Blue Shield of Texas since 1976, and currently serves as its president.

Agreements in connection with our acquisition of PCS Holding Corporation

  Consulting Agreement. In connection with our acquisition of PCS Holding Corporation and in consideration for the commitment of Jean-Pierre Millon to assist us during the transitional period, we have entered into a consulting agreement with Mr. Millon effective October 2, 2000. The consulting agreement is for a six month term and entitles Mr. Millon to compensation in the amount of $490,000 in addition to benefits received by our other non-employee directors. In addition, the Company must pay Mr. Millon an amount of $7,155,894 in order to fulfill the requirements under his former employment agreement with PCS Health Systems, Inc. Mr. Millon and his family are entitled to benefits under our employee benefit plans through January 22, 2002. The consulting agreement contains non-competition provisions effective for the term of the consulting agreement and for a period of one year thereafter.

  Stockholders' Agreement. On October 2, 2000, we entered into a Stockholders' Agreement with Rite Aid and the JLL Investors, which, among other things, contains certain registration rights, "standstill" provisions and agreements relating to our corporate governance. For information on this agreement, see "What are the terms of the Stockholders' Agreement?" on page 26.

  Registration Rights Agreement. On October 2, 2000, we entered into a registration rights agreement with Rite Aid in connection with the Rite Aid Notes and the Rite Aid Warrants (defined below). Pursuant to this agreement, we have agreed to use our reasonable best efforts to prepare and file a shelf registration statement with the Securities and Exchange Commission to register the Rite Aid Notes, the Rite Aid Warrants and the shares of common stock issuable upon exercise of the Rite Aid Warrants no later than December 16, 2000. The holders of the Rite Aid Warrants and the shares of common stock issuable upon exercise of the Rite Aid Warrants also have unlimited piggyback registration rights.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge and based solely on review of the copies of such reports furnished to us during the period commencing April 1, 1999 and ending March 31, 2000, our officers, directors and greater than 10% stockholders had complied with all applicable Section 16(a) filing requirements, except for a late filing of a Form 4 due in January 2000 with respect to T. Danny Phillips.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS
                                AND MANAGEMENT

  The following table sets forth information regarding the beneficial ownership of our common stock as of October 10, 2000 with respect to:

        . each person known by us to own beneficially more than five percent of our voting stock;

        .  each of our directors and named executive officers; and

        .  all directors and executive officers as a group.

Pursuant to the rules of the Securities and Exchange Commission, in calculating percentage ownership, shares issuable upon exercise of options or warrants or conversion of convertible securities are deemed to be outstanding for the purpose of computing the percentage ownership of persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership of any other person. In addition to our common stock, we currently have one other class of voting stock consisting of the Series B Preferred Stock. As of October 10, 2000, there were six shares of Series B Preferred Stock outstanding, all of which were owned by JLL. The following table does not include 65,854 shares of Series A-1 11% Preferred Stock issued to the JLL Investors and 125,000 shares of Series A-2 11% Preferred Stock issued to Rite Aid in connection with our acquisition of PCS Holding Corporation. If Proposals 2 and 3 are approved, the Series A-1 11% Preferred Stock will be convertible into 3,292,700 shares of Class B-1 Common Stock and the Series A-2 11% Preferred Stock will be convertible into 6,250,000 shares of Class B-2 Common Stock. If Proposals 2 and 3 are approved, pursuant to the rules of the Securities and Exchange Commission, the JLL Investors would be deemed to beneficially own approximately 23.0% of our common stock and Rite Aid would be deemed to beneficially own 17.5% of our common stock.

                                                                                 Common Stock
                                                                     ----------------------------------
                                                                        Number of            Percent of
                              Beneficial Owner                            Shares                Class
                              ---------------                        --------------         -----------

Joseph Littlejohn & Levy Fund III, L.P. and certain JLL Investors (1)     4,179,250                14.2%
  450 Lexington Avenue, Suite 3350
  New York, NY  10017
Health Care Service Corporation (2)..................................     2,182,222                 7.4
  300 E. Randolph Drive, 15th Floor
  Chicago, IL 60601
Credit Suisse Asset Management L.L.C. (3)............................     1,513,708                 5.2
  466 Lexington Avenue
  New York, New York 10017
Pilgrim Baxter & Associates, Ltd. (4)................................     1,664,800                 5.7
  825 Duportail Road
  Wayne, PA 19087
David D. Halbert (5).................................................     1,396,837                 4.6
  5215 North O'Connor Boulevard, Suite 1600,
  Irving, TX 75039
Jon S. Halbert (6)...................................................       905,884                 3.0
T. Danny Phillips (7)................................................       224,500                   *
Joseph J. Filipek (8)................................................       196,500                   *
David A. George (9)..................................................        53,000                   *
Stephen L. Green (10)................................................        30,000                   *
Jeffrey R. Jay, M.D. (11)............................................        20,000                   *
Michael D. Ware (12).................................................        75,000                   *
Jean-Pierre Millon...................................................         2,800                   *
Paul Levy (13).......................................................     4,179,250                14.2
Ramsey Frank (14)....................................................     4,179,250                14.2
Robert Miller........................................................         2,800                   *
David Jessick........................................................         2,800                   *
All directors and executive officers
  as a group (21 persons) (15).......................................     7,212,694                22.9%

_______________
*Less than 1%.
(1) Based upon information filed by Joseph Littlejohn & Levy Fund III, L.P., JLL Associates III, L.L.C., Paul S. Levy, David Y. Ying, Anthony Grillo, Ramsey
    A. Frank and Jeffrey C. Lightcap with the Securities and Exchange Commission on Schedule 13D on October 12, 2000. Includes 4,178,950 shares of common stock and 300 shares of common stock issuable upon conversion of six shares of Series B Preferred Stock.
(2) Based upon information filed by Health Care Service Corporation with the Securities and Exchange Commission on Schedule 13G on February 16, 1999 and on information obtained from Health Care Service Corporation and our transfer agent. These shares represent shares issued in April 1998 upon the conversion of the Series B Preferred Stock held by Blue Cross & Blue Shield of Texas, a predecessor of Health Care Service Corporation. Dr. Coleman, a former director of the Company, is an officer of Blue Cross & Blue Shield of Texas.
(3)  Based upon information obtained from our transfer agent.
(4) Based upon information filed by Pilgrim Baxter & Associates, Ltd. with the Securities and Exchange Commission on Schedule 13G filed January 7, 2000.
(5) Includes 684,996 shares issuable pursuant to options exercisable within 60 days of October 10, 2000. Includes 39,184 shares held by Halbert & Associates, Inc. David D. Halbert may be deemed to beneficially own all of the shares held by Halbert & Associates, Inc. Also includes 63,792 shares of common stock held for the benefit of Mr. D. Halbert's minor children, as to which Mr. D. Halbert disclaims beneficial ownership.
(6) Includes 740,500 shares issuable pursuant to options exercisable within 60 days of October 10, 2000. Includes 39,184 shares held by Halbert & Associates, Inc. Jon S. Halbert may be deemed to beneficially own all of the shares held by Halbert & Associates, Inc. Also includes 57,660 shares of common stock held for the benefit of Mr. J. Halbert's minor children, as to which Mr. J. Halbert disclaims beneficial ownership.
(7) Includes 176,000 shares issuable pursuant to options exercisable within 60 days of October 10, 2000. Also includes 7,500 shares of common stock held for the benefit of Mr. Phillips' minor children.
(8) Includes 196,500 shares issuable pursuant to options exercisable within 60 days of October 10, 2000.
(9) Includes 50,000 shares issuable pursuant to options exercisable within 60 days of October 10, 2000.
(10) Includes 30,000 shares issuable pursuant to options exercisable within 60 days of October 10, 2000.
(11) Includes 10,000 shares issuable pursuant to options exercisable within 60 days of October 10, 2000. Also includes 10,000 shares of common stock owned by J.H. Whitney & Co. of which Dr. Jay is the general partner. Dr. Jay is a managing member of Whitney General Partner, L.L.C., which is also a general partner of J.H. Whitney & Co. Dr. Jay may be deemed to share voting and dispositive power with respect to such shares. Dr. Jay disclaims beneficial ownership of such shares except to the extent of his proportionate interest.
(12) Includes 30,000 shares issuable pursuant to options exercisable within 60 days of October 10, 2000.
(13) Mr. Levy may be deemed to share beneficial ownership of the shares owned of record by JLL by virtue of his status as a managing member of the general partner of JLL. Mr. Levy shares investment and voting power along with the other managing members with respect to securities owned by JLL, but disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.
(14) Mr. Frank may be deemed to share beneficial ownership of the shares owned of record by JLL by virtue of his status as a managing member of the general partner of JLL. Mr. Frank shares investment and voting power along with the other managing members with respect to securities owned by JLL, but disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.
(15) Includes 4,228,734 shares beneficially held by entities affiliated with certain directors and includes 2,071,863 shares subject to stock options held by officers and directors exercisable within 60 days of October 10, 2000.


             PROPOSAL 2.  ADOPTION OF SECOND AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION

        PROPOSAL 3.  APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK
           ISSUABLE UPON CONVERSION OF THE SERIES A PREFERRED STOCK

Introduction

  On October 2, 2000, we acquired PCS Holding Corporation ("PCS"), a subsidiary of Rite Aid (the "PCS Transaction"). PCS provides computer-based prescription drug claims processing, pharmacy benefit administration and management services, mail order pharmacy services, data management and disease-management services to health plan sponsors. We believe that the acquisition of PCS enhances our competitive position in the industry and provides opportunities for continued growth. Among other things, we believe that the PCS Transaction will give us greater purchasing power, broader product offerings, increased strength in our health information and data mining, enhanced clinical management capabilities and critical mass in our mail services operations. PCS was acquired pursuant to a Stock Purchase Agreement dated July 11, 2000 by and between us and Rite Aid (the "PCS Purchase Agreement").

  Pursuant to the PCS Purchase Agreement, we paid to Rite Aid as consideration for PCS an aggregate purchase price of (i) $675 million in cash, (ii) 125,000 shares of our Series A-2 11% Preferred Stock (the "Series A-2 Preferred Stock"),
(iii) $200 million aggregate principal amount of our senior subordinated notes (the "Rite Aid Notes") and (iv) warrants to purchase 780,000 shares of our common stock, which become exercisable in two years unless we have repaid the Rite Aid Notes (the "Rite Aid Warrants"). The number of shares of common stock issuable upon exercise of the Rite Aid Warrants shall be reduced if the Rite Aid Notes have been redeemed in part, up to a maximum of $75.0 million, on or before October 2, 2002. The exercise price of the Rite Aid Warrants is $20.00 per share, subject to certain adjustments. The exercise price may be paid in cash or pursuant to a cashless exercise formula. The Rite Aid Warrants terminate on October 2, 2010.

  The consideration paid by the Company for PCS was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of PCS. Further, the price for the common stock and preferred stock issued in connection with the PCS Transaction was determined at the time of entering into the transaction and was based on the fair market value of our common stock at that time.

  In connection with the acquisition of PCS, we also entered into a Securities Purchase Agreement dated as of July 11, 2000 with JLL (the "JLL Purchase Agreement"), which originally provided for the Company to issue to the JLL Investors at the time of consummation of the PCS Transaction (i) 65,854 shares of Series A-1 11% Preferred Stock (the "Series A-1 Preferred Stock," together with the Series A-2 Preferred Stock, the "Series A Preferred Stock') for an aggregate purchase price of $65,854,000 and (ii) 84,146 shares of Series B Convertible Preferred Stock (the "Series B Preferred Stock") for an aggregate purchase price of $84,146,000. The JLL Purchase Agreement was amended by an Exchange Agreement dated as of October 2, 2000 (the "Exchange Agreement"). Pursuant to the Exchange Agreement, in lieu of issuing the 84,146 shares of Series B Preferred Stock, we issued to the JLL Investors on October 2, 2000, six shares of Series B Preferred Stock and 4,207,000 shares of common stock for an aggregate consideration of $84,146,000. On that date, we also issued to the JLL Investors the 65,854 shares of Series A-1 Preferred Stock as originally provided in the JLL Purchase Agreement. The JLL Investors may at any time prior to October 2, 2002 exchange the shares of common stock issued to them for an aggregate of 84,140 shares of Series B Preferred Stock. In addition, the shares of common stock issued to the JLL Investors will be automatically exchanged for Series B Preferred Stock upon stockholder approval of the matters set forth in Proposals 2 and 3 in this Proxy Statement. Each share of Series B Preferred Stock is currently convertible into 50 shares of our common stock.

  If stockholder approval of Proposals 2 and 3 is obtained, the Series B Preferred Stock will automatically be converted into Class B-1 Common Stock of the Company ("Class B-1 Common Stock"), the Series A-1 Preferred Stock will be convertible into Class B-1 Common Stock and the Series A-2 Preferred Stock will be convertible into Class B-2 Common Stock of the Company ("Class B-2 Common Stock," together with the Class B-1 Common Stock, the "Class B Common Stock"). The holders of Class B Common Stock will have the right to convert their Class B Common Stock into our existing common stock, which will be reclassified as "Class A Common Stock."

  Because the issuance of Class B Common Stock upon conversion of the Series A Preferred Stock, when aggregated with the common stock issued to the JLL Investors and the common stock issuable upon exercise of the Rite Aid Warrants and upon conversion of the Series B Preferred Stock, exceeds 20% of our common stock outstanding, pursuant to corporate governance requirements of the Nasdaq National Market, our stockholders are being asked at the Annual Meeting to approve the issuance of Class B Common Stock upon conversion of the Series A Preferred Stock. In addition, our stockholders are being asked to approve the Second Amended and Restated Certificate of Incorporation ("Second Amended and Restated Certificate") to, among other things, create classes of common stock designated as Class A, Class B-1 and Class B-2 Common Stock. If stockholder approval is not obtained for Proposals 2 and 3, the Series A Preferred Stock will not be convertible into Class B Common Stock and, among other things, we will be required to pay dividends on the Series A Preferred Stock at an increasing dividend rate as set forth below. We will not be required to pay these dividends if Proposals 2 and 3 are approved. Pursuant to the PCS Purchase Agreement and the JLL Purchase Agreement, we have agreed to use our best efforts to solicit stockholder approval of Proposals 2 and 3.

What are we asking you to approve?

  We are asking you to approve both the adoption of the proposed Second Amended and Restated Certificate and the issuance of Class B Common Stock upon the conversion of the Series A Preferred Stock. We have attached a copy of the proposed Second Amended and Restated Certificate as Appendix B. Among other
                                                    ----------
things, the proposed Second Amended and Restated Certificate would:

        .  change our name to "AdvancePCS";

        . increase the authorized number of shares of our common stock from 50 million to 100 million, which will include 13,750,000 shares of Class B Common Stock, as well as 13,750,000 shares of Class A Common Stock that must be reserved for issuance upon the conversion of the Class B Common Stock;

        . create classes of common stock to be designated as Class A, Class B-1 and Class B-2 Common Stock;

        .  reclassify our existing common stock into Class A Common Stock; and

        .  change the structure and composition of our board of directors.

  The approval of the Second Amended and Restated Certificate is necessary for the issuance of Class B Common Stock upon the conversion of Series A Preferred Stock because the Second Amended and Restated Certificate creates the necessary Class B-1 and Class B-2 Common Stock. Therefore, Proposals 2 and 3 should be considered together. If you do not approve Proposal 2, the issuance of stock described in Proposal 3 will not occur.

What does the board of directors recommend?

  The board of directors has unanimously approved the adoption of the proposed Second Amended and Restated Certificate and the proposed issuance of Class B Common Stock upon conversion of the Series A Preferred Stock. The board of directors believes that Proposals 2 and 3 are in the best interests of the Company and its stockholders and recommends that you vote "FOR" the approval of Proposals 2 and 3.

What are the positive effects of the approval of Proposals 2 and 3?

  Dividends. If Proposals 2 and 3 are not approved, we will be required to pay dividends on the Series A Preferred Stock at an increasing dividend rate. Pursuant to the terms of the Series A Preferred Stock, if Proposals 2 and 3 are not approved:

        . dividends will accrue at an annual rate of 11% per annum beginning on January 30, 2001;

        .  the dividend rate will increase to 13% per annum on October 1, 2001;
           and

        . the dividend rate will further increase to 16% per annum on April 1, 2002.

  These dividends are payable in additional shares of Series A Preferred Stock, and any additional shares of Series A Preferred Stock issued as dividends on existing shares will be entitled to dividends as well. Because the dividend rate does not begin to accrue until January 30, 2001, if stockholder approval is obtained now, we will not have to pay these dividends. If stockholder approval is not obtained, the dividends that the Company will be required to pay on Series A Preferred Stock as well as additional shares of Series A Preferred Stock issued as dividends will negatively affect our capital structure by reducing our stockholders' equity. The reduction in our equity could adversely affect our ability to obtain debt or equity financing, thereby limiting our flexibility in responding to new opportunities and favorable or unfavorable developments. Since the dividend rate will increase over time, if Proposals 2 and 3 are approved at this time, the holders of our common stock may experience less dilution than if Proposals 2 and 3 are approved at a later date.

  Redemption. If the Second Amended and Restated Certificate is not approved, we will be required to redeem all of the Series A Preferred Stock for cash

        .  on October 2, 2011; or

        . in the event of a change of control of the Company if holders of a majority of the outstanding shares of the respective series of Series A Preferred Stock elect to require redemption.

  The redemption price will be $1,000 per share plus any accumulated and unpaid dividends or distributions, which could be substantial based on the increasing dividend rate of the Series A Preferred Stock. Our redemption obligation terminates upon the effectiveness of the Second Amended and Restated Certificate.

  The redemption obligation resulting from a change of control may make any attempt to acquire control of us more difficult and costly and therefore discourage attempts to acquire us. In addition, since a change of control is defined to include the acquisition by any person or group of more than 40% of our outstanding common stock, the redemption obligation may make it more difficult and costly to pursue a strategic transaction that would be in the interests of our common stockholders.

  We will be required to redeem all outstanding shares of Series A Preferred Stock for cash on October 2, 2011. If all shares of Series A Preferred Stock are outstanding at that time, given the 16% dividend rate that would have been accruing as of April 2002 and the "payment-in-kind" feature of this dividend, we will need $971.8 million to meet our redemption obligation. This contingent obligation may adversely affect our financial condition and ability to obtain equity or debt financing.

  Standstill. Pursuant to the Stockholders' Agreement, Rite Aid and the JLL Investors and certain related parties and permitted transferees are subject to standstill provisions designed to protect the Company from such parties, among other things, increasing their ownership percentage and participating in proxy contests. For additional information, see "What are the terms of the Stockholders' Agreement?" on page 26. However, if stockholder approval for Proposals 2 and 3 is not obtained by January 30, 2001, these parties will be released from the standstill restrictions beginning on March 31, 2001 and extending until the date such approval is obtained and the Second Amended and Restated Certificate is effective.

  Voting Rights. The holders of Series B Preferred Stock have certain rights requiring a majority approval of the Series B Preferred Stock before the Company can take certain actions. If stockholder approval of Proposals 2 and 3 is obtained, upon the effectiveness of the Second Amended and Restated Certificate the Series B Preferred Stock will automatically be converted into Class B-1 Common Stock and these voting rights will terminate.

  The holders of Series B Preferred Stock have veto rights over, among other things:

        . creating or issuing any class of stock that ranks senior to or on a parity with the Series B Preferred Stock;

        . reclassifying any shares of junior stock into shares of senior stock or parity stock; and

        .  repurchasing or redeeming capital stock of the Company.

  Because of these veto rights, we may not be able to take a number of actions that we may otherwise believe to be in the best interests of our company. For example, without the consent of the Series B Holders:

        . We cannot issue any preferred stock that ranks senior to or on a parity with the Series B Preferred Stock. As a result, our flexibility in raising capital may be restricted.

        . We cannot purchase our common stock on the open market or otherwise. Therefore, without the consent of the holders of Series B Preferred Stock, we will not be able to increase stockholder value by using excess cash to repurchase our common stock.

  It should be noted, however, that the holders of Series A-1 Preferred Stock have voting rights that are substantially the same as the voting rights of the holders of Series B Preferred Stock. For example, without the majority approval of the Series A-1 Preferred Stock, we cannot issue any preferred stock, nor can we repurchase our common stock. Consequently, even if stockholder approval of Proposals 2 and 3 is obtained and the voting rights of the holders of Series B Preferred Stock terminate, the Company will still be restricted from taking various actions that we believe may be in the best interests of the Company unless the holders of the Series A-1 Preferred Stock approve the action, or the Series A-1 Preferred Stock is converted into shares of Class B-1 Common Stock. JLL currently holds all of the Series A-1 Preferred Stock and Series B Preferred Stock.

  Preemptive Rights of the Preferred Stock. The holders of Series A Preferred Stock and Series B Preferred Stock have preemptive rights to participate in future issuances of equity securities (subject to certain exceptions) to enable them to maintain their then current fully-diluted percentage ownership in the Company. So long as Proposals 2 and 3 are not approved by our stockholders, they have these rights even in the case of equity issuances for non-cash consideration. The preemptive rights of the holders of Series A Preferred Stock and Series B Preferred Stock will make it difficult for us to issue equity securities for acquisitions or other strategic transactions, even if we believe they are in the best interests of our company. If stockholder approval of Proposals 2 and 3 is obtained, the holders of Series A Preferred Stock will continue to have preemptive rights to participate in future issuances of equity securities for cash. In addition, holders of Class B Common Stock (into which the Series B Preferred Stock will be converted and the Series A Preferred Stock will become convertible) will also have preemptive rights to participate in future issuances of equity securities for cash.

What are the negative effects of approval of Proposals 2 and 3?

  Dilution. If Proposals 2 and 3 are approved, the issuance of Class B Common Stock upon conversion of the Series A Preferred Stock will cause substantial dilution of the equity interests and voting power of our common stockholders.
If all shares of Series A Preferred Stock are so converted at the current conversion price, 9,542,700 shares of common stock would be issued representing approximately 24.5% of our common stock after such issuance. These shares, together with the common stock and Series B Preferred Stock issued to the JLL Investors in connection with the PCS Transaction, will result in JLL and Rite Aid beneficially owning an aggregate of approximately 35.3% of our common stock.

  An increase in authorized common stock could have anti-takeover implications. Although not a factor in our board of directors' decision to propose an increase in the authorized common stock, one of the effects of such increase may be to enable the board of directors to render more difficult or to discourage an attempt to obtain control of the Company, since additional shares of common stock could be issued to purchasers who support our board of directors and are opposed to a takeover or could be used to dilute the stock ownership of persons seeking to obtain control or otherwise increase the cost of obtaining control of the Company.

  Directors. All of our stockholders are currently entitled to vote for the seven directors not elected by holders of preferred stock. If the Second Amended and Restated Certificate is approved, our common stockholders will continue to be able to elect six of these seven directors and the remaining director will be elected by the holders of Class A and Class B Common Stock voting together.

  We have agreed to use our best efforts to comply with the corporate governance provisions contained in the Stockholders' Agreement among the Company, Rite Aid and the JLL Investors pending the approval of the Second Amended and Restated Certificate. Once approved, our charter will establish classes of directors and provisions regarding the nomination and election of directors for each class. For additional information, see the information under the caption "Corporate Governance" on page 27.

What are the terms of the Series A Preferred Stock?

  Pursuant to the PCS Transaction, we issued 65,854 shares of Series A-1 Preferred Stock, all of which is held by JLL, and 125,000 shares of Series A-2 Preferred Stock, all of which is held by Rite Aid. The terms of the Series A-1 Preferred Stock and the Series A-2 Preferred Stock are identical except for provisions relating to conversion, voting rights and the board of directors.
The following section sets forth the terms of the Series A Preferred Stock both prior to receiving stockholder approval and after receiving stockholder approval. The full text of the terms of the Series A-1 and Series A-2 Preferred Stock is included as Exhibits A and B, respectively, to the Second Amended and Restated Certificate that we have included as Appendix B to this Proxy
                                              ----------
Statement.

Prior to stockholder approval of Proposals 2 and 3.

  Conversion. The Series A Preferred Stock is not convertible into Class B Common Stock prior to stockholder approval of Proposals 2 and 3.

  Voting Rights-Series A-1 Preferred Stock. The Series A-1 Preferred Stock does not have any voting rights, except as provided by law and except that so long as the number of outstanding shares of Series A-1 Preferred Stock equals 10% or more of the Series A-1 Preferred Stock issued on October 2, 2000 (the "Initial Series A-1 Amount"), the approval of a majority of the holders of Series A-1 Preferred Stock (the "Series A-1 Holders"), voting as a separate class, will be required before we can take certain actions, including:

        . amending or repealing certain provisions of our certificate of incorporation or bylaws;

        . amending or repealing any provision of the certificates of designations for the Series A-1, Series A-2 or Series B Preferred Stock;

        .  creating or issuing any class of senior stock or parity stock;

        . reclassifying any shares of junior stock into shares of senior stock or parity stock;

        .  repurchasing or redeeming capital stock of the Company;

        .  incurring certain indebtedness;

        .  voluntarily filing for bankruptcy;

        . increasing the number of directors to more than 11, except in certain circumstances;

        . having fewer than three Company officers or employees serve as directors; and

        .  entering into agreements with affiliates involving over $5 million.

  Voting Rights-Series A-2 Preferred Stock. The Series A-2 Preferred Stock does not have any voting rights except as provided by law and except that the holders of Series A-2 Preferred Stock (the "Series A-2 Holders") may initially elect two directors to our board of directors and shall be so entitled until October 2, 2002, and thereafter as long as the number of outstanding shares of Series A-2 Preferred Stock is equal to or greater than 50% of the number of shares of Series A-2 Preferred Stock issued on October 2, 2000 (the "Initial Series A-2 Amount"). If after October 2, 2002 the number of outstanding shares is less than 50% but equal to or greater than 10% of the Initial Series A-2 Amount, the Series A-2 Holders will be entitled to elect only one director. The Series A-2 Holders will not be entitled to elect any directors after October 2, 2002 if the number of outstanding shares of Series A-2 Preferred Stock is less than 10% of the Initial Series A-2 Amount. If the Company violates any voting rights of the Series B Preferred Stock, the Series A-2 Holders shall be entitled to elect one additional director.

  Dividends. Unless stockholder approval of Proposals 2 and 3 is obtained prior to January 30, 2001, dividends will begin to accrue on the Series A Preferred Stock at an annual rate of 11% per annum on January 30, 2001 payable quarterly in arrears and payable solely in additional shares of Series A Preferred Stock. Unless stockholder approval is obtained, the dividend rate will increase to 13% on October 1, 2001 and to 16% on April 1, 2002. As described below, such dividends will not accrue if stockholder approval is obtained at this time and will stop accruing as soon as such approval is obtained.

  Rank. Prior to stockholder approval, the Series A Preferred Stock ranks pari passu in right of payment to the Series B Preferred Stock and senior in right of payment to all of our other equity securities for purposes of dividends and distributions and upon our liquidation, dissolution or winding up.

  Liquidation Rights. In the event of our liquidation, dissolution or winding up, the Series A Holders will be entitled to receive the greater of (i) $1,000 per share of Series A Preferred Stock, plus all accrued, unpaid dividends and
(ii) the securities and property that would be received upon such liquidation, dissolution or winding up by the holders of the number of shares of common stock issuable upon the conversion of all of the Series A Preferred Stock (assuming that the Series A Preferred Stock was so convertible and assuming conversion of all outstanding shares of Series B Preferred Stock). A consolidation, merger, recapitalization or sale of all or substantially all of our assets will be deemed a liquidation, dissolution or winding up at the election of the holders of a majority of the shares of the respective series of preferred stock, each voting separately as a single class.

  Redemption. The Company is required to redeem the Series A Preferred Stock for cash at the liquidation preference, which is equal to $1,000 per share plus any accumulated and unpaid dividends or distributions, (i) on October 2, 2011 or
(ii) upon a change in control of the Company if holders of a majority of the shares of the respective series so elect. The Company is not required to establish a sinking fund for the redemption of the Series A Preferred Stock. In determining whether funds are legally available for redemption, the Company may set aside funds necessary to repay any indebtedness that becomes due. If we have insufficient funds to redeem all of the Series A Preferred Stock, we must pay interest on any unpaid portion at the rate of 2% per annum.

  Preemptive Rights. The Series A Holders will be offered the right to participate in future issuances of equity securities, subject to certain exceptions, to enable them to maintain their then current fully diluted percentage ownership of the Company. These preemptive rights apply whether or not the equity issuance is for cash.

  Transfers. Until January 30, 2001 and following stockholder approval and filing of the Second Amended and Restated Certificate, shares of Series A Preferred Stock may only be transferred to certain permitted transferees. Permitted transferees of Series A-1 Preferred Stock (the "JLL Permitted Transferees") include subsidiaries of JLL, investment funds managed by JLL's parent, anyone who is or becomes an investor in such funds and certain individuals and related parties. Permitted transferees of Series A-2 Preferred Stock (the "Rite Aid Permitted Transferees" and together with the JLL Permitted Transferees, the "Permitted Transferees") include Rite Aid, subsidiaries of Rite Aid and institutional lenders of Rite Aid or its subsidiaries acquiring such shares as security for indebtedness.

After stockholder approval of Proposals 2 and 3.

  Dividends. Any dividends of additional shares then accruing as described above stop accruing once stockholder approval of Proposals 2 and 3 is obtained, and thereafter any dividend or distribution on shares of common stock will be payable on the Series A Preferred Stock on an "as-if-converted" basis at the time of such dividend or distribution.

  Rank. Upon stockholder approval, the Series A Preferred Stock will rank senior in right of payment to all classes of common stock and junior in right of payment to all of our other equity securities for purposes of dividends and distributions and upon our liquidation, dissolution or winding up.

  Liquidation Rights. The liquidation rights after stockholder approval are the same as the liquidation rights prior to stockholder approval described above.

  Redemption. The Company's redemption obligation terminates upon the effectiveness of the Second Amended and Restated Certificate.

  Preemptive Rights. The Series A Holders will only be offered the right to participate in future issuances of equity securities for cash to enable them to maintain their then current fully diluted percentage ownership of the Company.

  Transfers. Following stockholder approval, shares of each series of Series A Preferred Stock may be transferred only to the respective Permitted Transferees of such series.

  Conversion. The Series A Preferred Stock is convertible into Class B Common Stock only following the approval by our stockholders of Proposals 2 and 3. If stockholder approval is obtained for Proposals 2 and 3, the holders of Series A Preferred Stock (the "Series A Holders") may at any time convert the Series A-1 Preferred Stock into Class B-1 Common Stock and the Series A-2 Preferred Stock into Class B-2 Common Stock. If any shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock are converted, all shares of that series will be automatically converted. Each share of Series A Preferred Stock may be converted into that number of shares of Class B Common Stock determined:

        . by dividing $1,000 by the conversion price then in effect (which is initially $20.00 and is subject to certain adjustments) if stockholder approval is obtained prior to January 30, 2001 and

        . by dividing $1,000 plus accrued, unpaid dividends by the conversion price then in effect if stockholder approval is obtained on or after January 30, 2001.

  Voting Rights-Series A-1 Preferred Stock. The voting rights after stockholder approval are the same as the voting rights prior to stockholder approval described above. In addition, if at any time after stockholder approval of Proposals 2 and 3 is obtained and the Second Amended and Restated Certificate has become effective, so long as the number of outstanding shares of Series A-1 Preferred Stock is equal to or greater than 25% of the Initial Series A-1 Amount, we may not, without the approval of at least a majority of the outstanding shares of Series A-1 Preferred Stock voting separately as a single class undertake any transaction whereby the Company:

        .  consolidates or merges into another entity,

        . permits another entity to consolidate or merge into the Company whereby our common stock is changed or our voting stock represents less than 50% of the voting power of the Company after the transaction,

        . transfers all or substantially all of its assets to another entity other than a wholly-owned subsidiary or

        .  causes a change of control to be effected.

  Voting Rights-Series A-2 Preferred Stock. The voting rights after stockholder approval are the same as the voting rights prior to stockholder approval described above.

What are the terms of the Series B Preferred Stock?

  Pursuant to the PCS Transaction, we issued six shares of Series B Preferred Stock to JLL. We also issued to the JLL Investors 4,207,000 shares of common stock that can be exchanged into 84,140 shares of Series B Preferred Stock at any time prior to October 2, 2002. If Proposals 2 and 3 are approved, such shares of common stock will automatically be exchanged for Series B Preferred Stock and upon effectiveness of the Second Amended and Restated Certificate, such shares of Series B Preferred Stock will automatically convert into Class B-1 Common Stock. Therefore, upon stockholder approval of Proposals 2 and 3 and the effectiveness of the Second Amended and Restated Certificate, no shares of Series B Preferred Stock will be outstanding and none of the following terms or restrictions will apply to the Company. The full text of the terms of the Series B Preferred Stock is included as Exhibit C to the Second Amended and Restated Certificate that we have included as Appendix B to this Proxy Statement.
                                     ----------

  Conversion. The holders of Series B Preferred Stock (the "Series B Holders") may at any time convert each share of the Series B Preferred Stock into that number of shares of common stock determined by dividing $1,000 by the conversion price then in effect (which is initially $20.00 and is subject to certain adjustments). If stockholder approval is obtained and upon the effectiveness of the Second Amended and Restated Certificate, the Series B Preferred Stock will be converted into Class B-1 Common Stock at the conversion price then in effect.

  Voting Rights. The Series B Preferred Stock votes as a single class with the common stock on an "as-if-converted" basis on all matters as to which holders of common stock are entitled to vote, other than (i) the election or removal of directors and (ii) matters for which applicable law requires the vote or consent of holders of common stock as a separate class. However, so long as the total number of shares of Series B Preferred Stock outstanding together with the number of shares of Series B Preferred Stock issuable pursuant to the Exchange Agreement (the "Current Series B Amount") equals 10% or more of the Series B Preferred Stock issued on October 2, 2000 and issuable on such date pursuant to the Exchange Agreement (the "Initial Series B Amount"), the approval of a majority of the Series B Holders, voting as a separate class, will be required before we can take certain actions, including:

        . amending or repealing certain provisions of our certificate of incorporation or bylaws;

        . amending or repealing any provision of the certificate of designations for the Series A-1, Series A-2 and Series B Preferred Stock;

        . authorizing or issuing any additional shares of Series B Preferred Stock, other than pursuant to the Exchange Agreement;

        .  creating or issuing any class of senior stock or parity stock;

        . reclassifying any shares of junior stock into shares of senior stock or parity stock;

        .  repurchasing or redeeming capital stock of the Company;

        .  incurring certain indebtedness;

        .  voluntarily filing for bankruptcy;

        . increasing the number of directors to more than 11, except in certain circumstances ;

        . having fewer than three Company officers or employees serve as directors; and

        . entering into any agreement with an affiliate involving over $5 million.

In addition, so long as the Current Series B Amount is equal to or greater than 25% of the Initial Series B Amount, we may not, without the approval of at least a majority of the outstanding shares of Series B Preferred Stock voting separately as a single class, undertake, effect or consummate any transaction whereby the Company (i) consolidates or merges into another entity, (ii) permits another entity to consolidate or merge into the Company whereby our common stock is changed or our voting stock does not represent at least 50% of the voting power of the Company after the transaction, (iii) transfers all or substantially all of its assets to another entity other than a wholly-owned subsidiary or (iv) causes a change of control to be effected.

  The Series B Holders may initially elect two directors to our board of directors and shall be so entitled as long as the Current Series B Amount is equal to or greater than 50% of the Initial Series B Amount. If the Current Series B Amount is less than 50% but equal to or greater than 10% of the Initial Series B Amount, the Series B Holders will be entitled to elect only one director. The Series B Holders will not be entitled to elect any directors if the Current Series B Amount is less than 10% of the Initial Series B Amount. If the Company violates any voting rights of the Series B Preferred Stock, the Series B Holders shall be entitled to elect one additional director.

  Dividends. Any dividend or distribution on shares of common stock are payable on the Series B Preferred Stock on an "as-if-converted" basis.

  Rank. The Series B Preferred Stock ranks (i) pari passu in right of payment to the Series A Preferred Stock, (ii) senior in right of payment to our common stock and each other class or series of capital stock created after October 2, 2000 that does not provide that it ranks senior to the Series B Preferred Stock, and (iii) junior to each series or class of preferred stock created after October 2, 2000 that provides that it ranks senior to the Series B Preferred Stock, for purposes of dividends and distributions and upon our liquidation, dissolution or winding up.

  Liquidation Rights. In the event of our liquidation, dissolution or winding up, the Series B Holders will be entitled to receive the greater of (i) $1,000 per share of Series B Preferred Stock and (ii) the securities and property that would be received upon such liquidation, dissolution or winding up by the holders of the number of shares of common stock issuable upon the conversion of all of the Series B Preferred Stock (assuming conversion of all outstanding shares of Series A Preferred Stock). A consolidation, merger, recapitalization or sale of all or substantially all of our assets will be deemed a liquidation, dissolution or winding up at the election of a majority of the Series B Holders, voting separately as a single class.

  Redemption. The Company is required to redeem the Series B Preferred Stock for cash at the liquidation preference, which is equal to $1,000 per share plus any accumulated and unpaid dividends or distributions, (i) on October 2, 2011 or
(ii) in the event of a change in control of the Company if holders of a majority of the shares of Series B Preferred Stock elect to require redemption. The Company is not required to establish a sinking fund for the redemption of the Series B Preferred Stock. In determining whether funds are legally available for redemption, the Company may set aside funds necessary to repay any indebtedness that becomes due. If we have insufficient funds to redeem all of the Series B Preferred Stock, we must pay interest on any unpaid portion at the rate of 10% per annum.

  Preemptive Rights. The Series B Holders will be offered the right to participate in future issuances of equity securities, subject to certain exceptions, to enable them to maintain their then current fully diluted percentage ownership of the Company. These preemptive rights apply whether or not the equity issuance is for cash.

  Transfers. Any transfer of Series B Preferred Stock prior to January 30, 2001 other than to a JLL Permitted Transferee will result in the automatic conversion of such shares into our existing common stock.

What are the terms of the Stockholders' Agreement?

  In connection with the PCS Transaction, the Company, Rite Aid and the JLL Investors entered into a Stockholders' Agreement that contains certain provisions, including those set forth below, relating to such parties' ownership of our stock. For the full text of such provisions, you should review the Stockholders' Agreement, which we have filed with the Securities and Exchange Commission.

  Standstill. Until October 2, 2004, Rite Aid, the JLL Investors, the Permitted Transferees and certain related parties are subject to standstill provisions, prohibiting them from, among other things, purchasing additional shares of common stock resulting in an increase in such holders' ownership percentage of the Company, participating in proxy contests and making any public announcement or proposal, or soliciting a third party to do the same, with respect to a merger, sale or other corporate transaction that would result in a change of control of the Company. This standstill covenant terminates:

        . if our board of directors approves a transaction resulting in the acquisition by any person or group (other than the persons and entities subject to the standstill) of beneficial ownership of 35% of our common stock, determined on a fully diluted basis;

        .  upon a merger of the Company;

        . upon a transfer of all or substantially all of the Company's properties or assets;

        . upon any person or group becoming the beneficial owner of more than 35% of our common stock, determined on a fully diluted basis (provided that such 35% shall be increased by any shares transferred by the persons and entities subject to the standstill to an acquiror after it has announced an intention to engage in any of the transactions reportable under Item 4 of Schedule 13D);

        . if the amount of shares held by Rite Aid, JLL and certain transferees represents less than 10% of all shares initially issued to these parties pursuant to the PCS Transaction.

Further, if stockholder approval of Proposals 2 and 3 is not obtained by January 30, 2001, Rite Aid and the JLL Investors will not be subject to the standstill restrictions from March 31, 2001 to the date such approval is obtained and the Second Amended and Restated Certificate becomes effective.

  Registration Rights. The shares of stock issued in connection with the PCS Transaction have registration rights as set forth below.

        . Series A Holders. Commencing on June 29, 2001, the holders of Series A-1 Preferred Stock and holders of Series A-2 Preferred Stock each will have two demand long form registration rights and unlimited short form registration and piggyback registration rights. If stockholder approval of Proposals 2 and 3 is obtained, the demand registration rights will terminate.

        . Common stock issued to the JLL Investors and common stock issuable upon conversion of the Series B Preferred Stock. The shares of common stock issued to the JLL Investors pursuant to the Exchange Agreement and the shares of common stock issuable upon conversion of the Series B Preferred Stock have two demand registration rights and unlimited piggyback registration rights. These registration rights terminate upon stockholder approval of Proposals 2 and 3 and the effectiveness of the Second Amended and Restated Certificate with the State of Delaware.

        . Class A Common Stock issuable upon conversion of the Class B-1 Common Stock and Class B-2 Common Stock. The holders of the Class A Common Stock issuable upon conversion of the Class B-1 Common Stock and the holders of the Class A Common Stock issuable upon conversion of the Class B-2 Common Stock each have two demand registration rights and unlimited piggyback registration rights. The request for registration may be submitted on the later to occur of (i) April 2, 2001 and (ii) the approval of Proposals 2 and 3 and the effectiveness of the Second Amended and Restated Certificate with the State of Delaware.

  Corporate Governance. The Stockholders' Agreement provides that prior to stockholder approval of Proposals 2 and 3, the parties shall use their reasonable best efforts to cause our board of directors to be composed of (i) three directors who are employees or officers of the Company, designated as Class A Directors, (ii) two directors designated as Class B-1 Directors (which are elected by the holders of the Series B Preferred Stock), (iii) two directors designated as Class B-2 Directors (which are elected by the holders of the Series A-2 Preferred Stock), (iv) three directors who qualify as "independent" directors within the meaning of the rules of the Nasdaq National Market and (v) one director designated as the Class D Director. The parties to the Stockholders' Agreement agree to use their reasonable efforts to cause the election, appointment and filling of vacancies of directors that are nominated as set forth below:

        . Class A Directors. A majority of the Class A and Class C Directors shall nominate Class A Directors.

        . Class B-1 Directors. The election, filling of vacancies and removal of Class B-1 Directors is governed by the Series B Certificate of Designations.

        . Class B-2 Directors. The election, filling of vacancies and removal of Class B-2 Directors is governed by the Series A-2 Certificate of Designations.

        . Class C Directors. A majority of the Class A and Class C Directors shall nominate Class C Directors.

        . Class D Director. The initial Class D Director is Mr. Millon. A majority of the Class A Directors shall designate an individual to fill any vacancy of the Class D Director and all of the Class B Directors shall approve such designation, such approval not to be unreasonably withheld. On the Class D Termination Date, the Class D Directorship will terminate, the number of Class C Directors will increase by one and the Class D Director will become a Class C Director. The Class D Termination Date is the later of (i) October 2, 2002 and (ii) the earlier to occur of (x) the holders of the Series A-2 Preferred Stock, Series B Preferred Stock and Class B Common Stock having the right to designate, in the aggregate two or fewer Class B Directors and (y) the amount of shares held by Rite Aid, JLL and the Permitted Transferees representing less than 50% of all shares initially issued to these parties pursuant to the PCS Transaction.

  Pursuant to the Stockholders Agreement, our board of directors has designated Jon S. Halbert, David D. Halbert and David A. George as the Class A Directors, Stephen L. Green, Michael D. Ware and Jeffery R. Joy, M.D., as the Class C Directors and Jean-Pierre Millon as the Class D Director. The Class B-1 Directors designated by the Series B Holders are Paul S. Levy and Ramsey A. Frank. The Class B-2 Directors designated by the Series A-2 Holders are Robert
G. Miller and David R. Jessick.

  Consistent with the Stockholders' Agreement, we have amended our bylaws to establish nominating committees for the Company's nominees for director:


             Committee                              Membership                               Function
Class A Nominating Committee          All Class A and Class C Directors       Nominates Class A Directors, who must
                                                                              be employees or officers of the
                                                                              Company
Class B-1 Nominating Committee        All Class B-1 Directors                 Nominates Class B-1 Directors, who
                                                                              are elected by the Series B Holders
Class B-2 Nominating Committee        All Class B-2 Directors                 Nominates Class B-2 Directors, who
                                                                              are elected by the Series A-2 Holders
Class C Nominating Committee          All Class A and Class C Directors       Nominates Class C Directors, who must
                                                                              be independent directors within the
                                                                              meaning of the rules of the Nasdaq
                                                                              National Market




Class D Director                      All Class A Directors                   Nominates Class D Director, subject
                                                                              to approval by all Class B Directors
                                                                              then in office, such approval not to
                                                                              be unreasonably withheld

  In addition, the Company has agreed in the Stockholders' Agreement that (i) the affirmative vote of a majority of the non-Class A Directors is required for any decision regarding the appointment, removal or compensation of our chief executive officer, (ii) our board of directors shall meet no less than once in every calendar quarter, (iii) each committee of our board of directors shall have a proportional number of Class B-1 Directors and Class B-2 Directors and
(iv) except as otherwise specified, all powers and rights of Class B-1 Directors, Class B-2 Directors and non-Class B Directors, in their capacity as directors, shall be identical in all respects.

Why are we proposing to change our name?

  Our board of directors believes that the name "AdvancePCS" is a better reflection of the Company as it exists after the PCS Transaction. By identifying both the Company and PCS, the board of directors believes that the adoption of this new name will result in improved corporate name recognition and will be beneficial in marketing to our customers and potential customers.

Why does the proposed Second Amended and Restated Certificate increase the number of authorized shares of common stock?

  Our current certificate of incorporation authorizes the issuance of 50,000,000 shares of our common stock. As of the record date, 29,372,232 shares of our common stock were outstanding and 11,150,694 shares were reserved for issuance upon exercise of outstanding options, warrants and options granted contingent upon stockholder approval of Proposal 4, leaving 9,477,074 shares available for issuance for other purposes.

  Our board of directors has adopted a proposed Second Amended and Restated Certificate that, subject to stockholder approval, increases the authorized number of shares of our common stock to 100,000,000, consisting of 86,250,000 shares of Class A Common Stock, 7,500,000 shares of Class B-1 Common Stock and 6,250,000 shares of Class B-2 Common Stock. Pursuant to the Second Amended and Restated Certificate, our existing common stock will be reclassified as Class A Common Stock. As discussed above, as of the record date, a total of 40,522,926 shares of common stock were outstanding or reserved for issuance upon exercise of options, warrants and options granted contingent upon stockholder approval of Proposal 4. In addition, we will reserve 13,750,000 shares of Class A Common Stock for issuance upon conversion of the Class B Common Stock. Consequently, we will have 31,977,074 shares of Class A Common Stock available for other purposes.

  Our board of directors believes that the authorization of the additional shares of common stock will give us added flexibility to address future capital and financing needs, stock distributions and stock splits, business acquisitions, management incentive and employee benefit plans and other general corporate purposes. By increasing the number of authorized shares of common stock now, our board of directors may issue additional shares of our common stock in the future without further stockholder approval, subject to applicable laws and regulatory requirements. Our board of directors believes that the availability of the additional shares of common stock would enable us to act promptly to take advantage of corporate opportunities as such opportunities arise without the delay or cost of calling a special meeting of stockholders.

Why does the proposed Second Amended and Restated Certificate create Class A Common Stock, Class B-1 Common Stock and Class B-2 Common Stock?

  As described above, if Proposals 2 and 3 are approved,

        .  our existing common stock will be reclassified as Class A Common
           Stock,

        . the Class B-1 Common Stock will be issuable upon conversion of the Series A-1 Preferred Stock and Series B Preferred Stock (including the Series B Preferred Stock issued upon exchange of the common stock held by the JLL Investors), and

        . the Class B-2 Common Stock will be issuable upon conversion of the Series A-2 Preferred Stock.

  If the Second Amended and Restated Certificate is approved, holders of our existing common stock will be entitled, but will not be required, to surrender to our transfer agent the certificates representing such shares and to receive in exchange new certificates representing Class A Common Stock. Until such surrender and exchange is made, stock certificates representing our existing common stock shall be deemed for all corporate purposes to evidence ownership of shares of Class A Common Stock into which the shares of our existing common stock have been reclassified.

You should read the following sections for more information on the Class A, Class B-1 and Class B-2 Common Stock.

What are the terms of the Class A Common Stock, Class B-1 Common Stock and Class B-2 Common Stock?

  The following summarizes important terms of the proposed Second Amended and Restated Certificate, a copy of which is attached as Appendix B. This
                                                     ----------
discussion is not complete, and you should read it together with the proposed Second Amended and Restated Certificate.

  The proposed Second Amended and Restated Certificate creates new classes of common stock designated as Class A Common Stock, Class B-1 Common Stock and Class B-2 Common Stock. Except as described below, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders of the Class A Common Stock and Class B Common Stock to the same rights and privileges.

  Voting Rights. The Class B Common Stock will vote as a single class with the Class A Common Stock on an "as-if-converted" basis, except for the election of directors. Further, the approval of the holders of at least two-thirds of the then outstanding shares of Class B Common Stock, voting or consenting separately as a single class, is required before the Company can take certain actions, including:

        . amending or repealing our certificate of incorporation or bylaws to adversely affect the rights of the Class B Common Stock;

        . amending or repealing the certificates of designation for the Series A Preferred Stock;

        . authorizing any issuances of Class B Common Stock, other than upon the conversion of the Series A or Series B Preferred Stock ;

        .  incurring certain indebtedness;

        . voluntarily filing for bankruptcy, liquidation, dissolution or winding up of the Company;

        . increasing the number of directors on the board of directors to more than 11, unless such increase is allowed pursuant to the Second Amended and Restated Certificate or the certificate of designation of the Series A Preferred Stock;

        . having fewer than three of our employees or officers serve as directors on the board of directors;

        . modifying or repealing any provisions of our bylaws (i) requiring that the board of directors meet no less frequently than once in every calendar quarter (ii) requiring each committee of the board of directors to have a proportional number of Class B-1 Directors and Class B-2 Directors, subject to certain limitations, or (iii) relating to the number, election, powers or rights of directors; and

        . entering into any agreement with an affiliate involving amounts in excess of $5 million.

The Second Amended and Restated Certificate also provides that the affirmative vote of a majority of the directors who are not Class A Directors is required for any decision regarding the appointment, removal or compensation of our chief executive officer or any transaction between us and our chief executive officer. In addition, provided the number of outstanding shares of Class B Common Stock plus the number of shares of Class B Common Stock issuable upon conversion of the Series A Preferred Stock (the "Current Class B Amount") is equal to or greater than 25% of the total number of shares of Class B Common Stock that would have been issuable to Rite Aid and the

JLL Investors on October 2, 2000 had the Series A and Series B Preferred Stock (including shares of Series B Preferred Stock issuable pursuant to the Exchange Agreement) been convertible into Class B Common Stock on such date (the "Initial Class B Amount") and greater than 5% of the total issued and outstanding shares of common stock, we may not, without the approval of at least two-thirds of the then outstanding shares of Class B Common Stock voting or consenting separately as a single class, undertake, effect or consummate any merger, consolidation, other business combination or any sale of all or substantially all of our assets or other transaction through which we cause a change in control of the Company to be effected. If the Company violates any of the voting rights of the Class B Common Stock, the holders of the Class B-1 Common Stock and Class B-2 Common Stock shall each be entitled to elect one additional director.

  Dividend Rights. Subject to the rights of holders of preferred stock, holders of common stock will be entitled to receive dividends and other distributions in cash, stock or property of the Company as determined by the board of directors from time to time. The holders of the Class A Common Stock and the Class B Common Stock will be entitled to receive, and generally to share equally and ratably, such dividends. However, if dividends are payable in shares of Class A Common Stock or Class B Common Stock, the dividends will be declared at the same rate on each class of stock, and the dividends payable to holders of Class A Common Stock will be paid in Class A Common Stock and the dividends payable to holders of Class B Common Stock will be paid in Class B Common Stock.

  Liquidation Rights. Upon the voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Company, after payment or provision for payment of all our debts and other liabilities of the Company and distribution in full of preferential amounts, if any, to be distributed to the holders of shares of preferred stock or any other class or series of stock having a preference as to liquidating distributions over the common stock, the holders of Class A Common Stock and Class B Common Stock will be entitled to share equally, on a share for share basis, in our remaining net assets.

  Voluntary Conversion of Class B Common Stock into Class A Common Stock. The holders of Class B Common Stock may, at any time and from time to time, convert any or all outstanding shares of Class B Common Stock into shares of Class A Common Stock on a one-for-one basis, subject to certain adjustments.

  Automatic Conversion of Class B Common Stock into Class A Common Stock. Upon the occurrence of any transfer not permitted under the Second Amended and Restated Certificate, the shares of Class B Common Stock being transferred will automatically convert into shares of Class A Common Stock. In addition, all outstanding shares of Class B Common Stock will automatically convert into shares of Class A Common Stock if (a) the Current Class B Amount is less than 10% of the Initial Class B Amount and (b) the holders of Class B Common Stock are no longer entitled to elect a director to the board of directors.

  Preemptive Rights. The holders of Class B Common Stock will be offered the right to participate in future issuances of equity securities for cash, subject to certain exceptions, to enable them to maintain their then current fully diluted percentage ownership of the Company.

  Transfers. If shares of Class B-1 Common Stock are transferred other than to a JLL Permitted Transferee, the shares so transferred will automatically convert into Class A Common Stock. If shares of Class B-2 Common Stock are transferred other than to a Rite Aid Permitted Transferee, the shares so transferred will automatically convert into Class A Common Stock.

  Board of Directors. The holders of Class B-1 Common Stock may initially designate two Class B-1 Directors to our board of directors. If at any time, the number of shares of Class B-1 Common Stock outstanding plus the number of shares of Class B-1 Common Stock issuable upon conversion of the Series A-1 Preferred Stock outstanding (the "Current Class B-1 Amount") represents less than 50% of the number of shares issuable upon the conversion of the 65,584 shares of Series A-1 Preferred Stock and 84,146 shares of Series B Preferred Stock (the "Initial Class B-1 Amount"), then the holders of Class B-1 Common Stock will be entitled to elect only one director. The holders of Class B-1 Common Stock will not be entitled to elect any directors if the Current Class B-1 Amount is less than 10% of the Initial Class B-1 Amount.

  The holders of Class B-2 Common Stock may initially designate two Class B-2 Directors to our board of directors. If at any time after October 2, 2002, the number of shares of Class B-2 Common Stock outstanding or, if Series A-2 Preferred Stock is outstanding, the number of shares of Class B-2 Common Stock issuable upon conversion of the Series A-2 Preferred Stock (the "Current Class B-2 Amount") represents less than 50% of the number of shares issuable upon the conversion of the 125,000 shares of Series A-2 Preferred Stock (the "Initial Class B-2 Amount"), then the holders of Class B-2 Common Stock will be entitled to elect only one director. The holders of Class B-2 Common Stock will not be entitled to elect any directors if the Current Class B-2 Amount is less than 10% of the Initial Class B-2 Amount.

How will the proposed Second Amended and Restated Certificate change the composition of our board of directors?

  The proposed Second Amended and Restated Certificate will initially fix the number of directors at 11 and establish who may nominate individuals to be elected to each class of directors and who may vote for individuals to be members of each class. Of the 11 directors, the Second Amended and Restated Certificate designates three Class A Directors, two Class B-1 Directors, two Class B-2 Directors, three Class C Directors and one Class D Director. Class A Directors must be officers or employees of the Company or its subsidiaries. Class C Directors must be "independent" directors within the meaning of the rules of the Nasdaq National Market. The Class D Director will initially be Jean-Pierre Millon and any replacement will be nominated as set forth below. Directors will continue to be elected to staggered three-year terms. The number of directors may only be increased (i) if the holders of Class B Common Stock are entitled to elect additional directors because their voting rights were violated, (ii) pursuant to the terms of any preferred stock that we issue with the approval of a majority of the Class A Directors, a majority of the Class C Directors, and all of the Class B Directors, or (iii) as otherwise may be determined by the unanimous approval of the Board.

     Pursuant to the Stockholders' Agreement, we have agreed to use our best efforts to comply with a corporate governance structure that is similar to the structure set forth in the Second Amended and Restated Certificate. If the Second Amended and Restated Certificate is approved, this structure will be set forth in our charter and thus may only be changed by a subsequent amendment to the charter. In addition, our existing common stockholders are currently entitled to elect all directors other than those designated by preferred stockholders. There are currently seven directors elected by the common stockholders. If the Second Amended and Restated Certificate is approved, our common stockholders (who then will hold Class A Common Stock) will still be entitled to elect six of these seven directors and the remaining director (the Class D Director) will be elected by the holders of Class A and Class B Common Stock voting together.

  Beginning with the Company's 2001 annual meeting of stockholders, who may select nominees on behalf of the Company and who may vote for individuals to serve as directors will be determined as follows:

  Class A Directors. Our nominees for Class A Directors standing for election at an annual meeting of stockholders will be nominated by a majority of the Class A and Class C Directors then in office. The Class A Directors shall be elected by plurality vote of the holders of the shares of Class A Common Stock.

  Class B-1 Directors. Our nominees for Class B-1 Directors standing for election at an annual meeting of stockholders will be nominated by a majority of the Class B-1 Directors then in office. The Class B-1 Directors shall be elected by plurality vote of the holders of the shares of Class B-1 Common Stock.

  Class B-2 Directors. Our nominees for Class B-2 Directors standing for election at an annual meeting of stockholders will be nominated by a majority of the Class B-2 Directors then in office. The Class B-2 Directors shall be elected by plurality vote of the holders of the shares of Series A-2 Preferred Stock, or the shares of Class B-2 Common Stock if the Series A-2 Preferred Stock has been converted.

  Class C Directors. Our nominees for Class C Directors standing for election at an annual meeting of stockholders will be nominated by a majority of the Class A and Class C Directors then in office. The Class C Directors shall be elected by plurality vote of the holders of the Class A Common Stock.

  Class D Director. Our nominee for the Class D Director standing for election at an annual meeting of stockholders will be nominated by a majority of the Class A Directors then in office and approved by all the Class B Directors then in office, such approval not to be unreasonably withheld. The Class D Director shall be elected by plurality vote of the holders of the shares of Class A, Class B-1 and Class B-2 Common Stock, voting together as a single class. On the Class D Termination Date, the Class D Directorship will terminate, the number of Class C Directors will be increased by one and the Class D Director will become a Class C Director.

Who will the directors be if the proposed Second Amended and Restated Certificate is approved?

Class A Directors

  Three of the Company's 11 directors will be Class A Directors. We expect the following individuals will be the initial Class A Directors:

                Jon S. Halbert - term expiring in 2001
                David D. Halbert - term expiring in 2002
                David A. George - term expiring in 2003

Class B-1 Directors

  Two of the Company's 11 directors will be Class B-1 Directors. The number of Class B-1 Directors will decrease when the investors no longer own specified percentages of the Initial Class B-1 Amount. The JLL Investors have informed us that they expect the following individuals to be the initial Class B-1
Directors:

                Paul S. Levy - term expiring in 2001
                Ramsey A. Frank - term expiring in 2002

Class B-2 Directors

  Two of the Company's 11 directors will be Class B-2 Directors. The number of Class B-2 Directors will decrease when the investors no longer own specified percentages of the Initial Class B-2 Amount. Rite Aid has informed us that it expects the following individuals to be the initial Class B-2 Directors:

                Robert G. Miller - term expiring in 2001
                David R. Jessick - term expiring in 2002

Class C Directors

  Three of the Company's 11 directors will be Class C Directors. We expect the following individuals will be the initial Class C Directors:

                Stephen L. Green - term expiring in 2001
                Michael D. Ware - term expiring in 2002
                Jeffrey R. Jay, M.D. - term expiring in 2003

Class D Director

  One of the Company's 11 directors will be the Class D Director. Pursuant to the PCS Transaction, the following individual will be the initial Class D
Director:

                Jean-Pierre Millon - term expiring in 2003

What vote is required for the approval of Proposals 2 and 3?

  Proposal 2. Approval of the proposed Second Amended and Restated Certificate requires the affirmative vote of the holders of a majority of the shares of common stock entitled to vote on this matter. If the Second Amended and Restated Certificate is approved by our stockholders, it will become effective when we file the Second Amended and Restated Certificate with the Secretary of State of the State of Delaware. We anticipate filing the Second Amended and Restated Certificate with the Secretary of State of Delaware shortly after the Annual Meeting, if Proposals 2 and 3 are approved by our stockholders.

  Proposal 3. Approval of the issuance of the Class B Common Stock upon conversion of the Series A Preferred Stock requires the affirmative vote of a majority of the total votes represented by the shares of common stock and Series B Preferred Stock present in person or by proxy and entitled to vote on this proposal.

  As discussed above, approval of Proposal 2 is conditioned on the approval of Proposal 3 and therefore, Proposals 2 and 3 should be considered together. The approval of the Second Amended and Restated Certificate is necessary for the issuance of Class B Common Stock upon the conversion of Series A Preferred Stock because the Second Amended and Restated Certificate creates the necessary Class B-1 Common Stock and Class B-2 Common Stock. If you do not approve Proposal 2, the issuance of stock in Proposal 3 will not occur.

                 PROPOSAL 4.   APPROVAL OF AN AMENDMENT TO THE
             AMENDED AND RESTATED 1993 INCENTIVE STOCK OPTION PLAN

  The purpose of the Incentive Plan is to provide a means by which certain employees of us and our affiliates may be given an opportunity to purchase common stock and to qualify such options as "Incentive Stock Options" as such term is defined in Section 422 of the Code. The Incentive Plan is intended to advance our interests by encouraging stock ownership on the part of certain employees, by enabling us (and our affiliates) to secure and retain services of highly qualified persons, and by providing employees with an additional incentive to advance the success of the Company (and our affiliates).

  The Incentive Plan currently authorizes the issuance of up to 6,718,000 shares of common stock pursuant to options granted under the Incentive Plan. Seven percent (7%) of the shares available for issuance under the Incentive Plan were issued in 1991 or earlier under the Advance Health Care incentive stock option plan. This plan was merged into the Incentive Plan in 1996 in connection with the merger of Advance Health Care with and into the Company.

  As of October 10, 2000, no shares of common stock remained available for future grants under the Incentive Plan, and options to acquire 2,692,694 shares, including 1,182,750 shares for the management of PCS, have been contingently granted under the Incentive Plan, subject to approval by the stockholders at the Annual Meeting of an increase in the aggregate number of shares available for issuance under the Incentive Plan as described below. The board of directors has determined that it would be desirable to have an additional 3,000,000 shares available for the contingent grants, as well as future grants under the Incentive Plan, in order to have available appropriate long-term incentives and competitive compensation opportunities for our employees. Accordingly, subject to stockholder approval, the board of directors has adopted an amendment to the Incentive Plan providing for an increase in the aggregate number of shares of common stock available for issuance under the Incentive Plan from 6,718,000 to 9,718,000. This increase of three million shares represents the same proportional percentage of shares issued to the JLL Investors and Rite Aid on a fully diluted basis that the total option pool represents to the current issued and outstanding shares on a fully diluted basis.

  Approval of the amendment to the Incentive Plan will require the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote on this matter.

  The Board of Directors recommends a vote "FOR" this proposal.

  General. In July 1993, our board of directors adopted the Incentive Plan. The Incentive Plan is currently administered by the Compensation Committee. Subject to the express provisions of the Incentive Plan, the

Compensation Committee may, from time to time, determine the persons that will be granted options under the Incentive Plan, the number of shares of common stock subject to each option and the exercise price, and the time or times when such options shall be granted and may be exercised. Unless otherwise provided in the optionee's stock option agreement, all of the options granted to date under the Incentive Plan are exercisable over a five-year period. On each of September 5, 1997, July 20, 1999 and January 28, 2000, we filed with the Securities and Exchange Commission a registration statement on Form S-8 under the Securities Act of 1933 registering the shares of common stock underlying the options offered under the Incentive Plan.

  Employees Who May Participate in the Incentive Plan. All employees of us and our affiliates may be granted options under the Incentive Plan. A director who is not otherwise employed by us or an affiliate may not be granted an option.

  Exercise. Shares of common stock purchased upon exercise of options, also known as option shares, shall at the time of purchase be paid for in full. To the extent that the right to purchase shares has accrued under the Incentive Plan, options may be exercised from time to time by written notice to us stating the full number of shares with respect to which the option is being exercised, accompanied by full payment for the shares by cash, check or surrender of other shares of common stock having a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised, or such other consideration and method of payment for the issuance of option shares as is permitted under Delaware General Corporation Law.

  The exercise price of option shares granted under the Incentive Plan may not be less than 100% of the fair market value of the common stock on the date of grant (110% in the case of option shares granted to a holder of more than 10% of the total voting power of all classes of our capital stock on the date of the grant). The Compensation Committee will determine the fair market value of the common stock on the date the option is granted.

  Non-Assignability. No option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option is exercisable only by the optionee.

  Term. Unless otherwise provided in an optionee's written agreement under the Incentive Plan, each option granted thereunder will expire not more than ten years from the date the option is granted. However, in the event of the proposed dissolution or liquidation of the Company, the options may expire and terminate at an earlier date.

  The Incentive Plan will terminate on August 1, 2003, but the board of directors may terminate the Incentive Plan at any time prior thereto. Termination of the Incentive Plan will not alter or impair, without the consent of the optionee, any of the rights or obligations of any optionee and any option previously granted under the Incentive Plan.

  Termination of Employment. In the event that an optionee's employment by us and our affiliates is terminated for any reason, the options granted to optionee pursuant to the Incentive Plan will terminate 90 days after such termination.

  Adjustments to Options. In the event of an increase or decrease in the number of outstanding shares of common stock as a result of a recapitalization, stock dividend or other event, which increase or decrease is effected without our receipt of consideration, the number of shares for which options may be granted under the Incentive Plan, the number of shares covered by each outstanding option and the exercise price thereof shall be proportionately adjusted.

  In the event of the proposed dissolution or liquidation of the Company, all vested options under the Incentive Plan will terminate as of a date to be fixed by the Compensation Committee, provided that the optionee will be given at least 30 days notice and the optionee will have the right during that 30 days to exercise his option.

  Rights as a Stockholder. The optionee will have no rights as a stockholder with respect to any shares of our common stock held under option until the date of issuance of the stock certificates to him for such shares.

  Amendments. The board of directors may, from time to time, alter, amend, suspend, or discontinue the Incentive Plan, or alter or amend any and all option agreements granted thereunder; provided, however, that no such action of the board of directors, without the approval of our stockholders, may alter the provisions of the Incentive Plan so as to decrease the minimum option price; extend the term of the Incentive Plan beyond ten years or the maximum term of the options granted beyond ten years; alter any outstanding option agreement to the detriment of the optionee without his consent; or decrease, directly or indirectly (by cancellation and substitution of options or otherwise), the option price applicable to any option granted under the Incentive Plan.

  Federal Income Tax Aspects. The Incentive Plan is intended to qualify as a stock option plan under Section 422 of the Code. If the Incentive Plan qualifies as such, an employee who receives an incentive stock option under the Incentive Plan will not be deemed to recognize income either at the time of the grant of the option or, assuming that the optionee has been an employee at all times during the period beginning on the date of the grant and ending three months prior to the date of exercise, at the time of exercise of the option. Gain or loss from the sale or exchange of stock acquired upon such exercise will generally be treated as long-term capital gain or loss, provided that such sale or exchange of the shares does not occur within either the two-year period after the date of the granting of the option or the one-year period after the date such shares were acquired upon exercise. Under these circumstances, no deduction will be allowable to us in connection with either the grant of such options or the issuance of shares upon exercise thereof.

  If a disposition (as that term is defined in Section 424(c) of the Code) of shares acquired pursuant to the exercise of an incentive stock option is made within either the two-year period after the date of granting of the option or the one-year period after the date the shares were acquired (a "disqualifying disposition"), the optionee will generally recognize compensation income at the time of disposition equal to the excess of the fair market value of the shares at the time of exercise over the option price (limited to the difference between the amount realized by the employee on the sale of such shares and the exercise price). Any such compensation income recognized as described in this paragraph will increase the optionee's tax basis in his shares. If a disposition described in this paragraph occurs in a taxable transaction, any gain in excess of compensation income recognized on the disposition will be capital gain, and any loss will be capital loss. Such capital gain or loss will be long-term capital gain or loss, depending on the holding period of the shares. If an optionee recognizes compensation income as the result of a disposition as described in this paragraph, the Company will be entitled to a corresponding income tax deduction for its taxable year in which or with which ends the taxable year of the employee in which the amount of compensation income is included in such employee's gross income. The employee will be deemed to have included such compensation income in gross income if we satisfy in a timely manner the applicable Form W-2 or Form 1099 reporting requirements under Section 6041 or Section 6041A of the Code, whichever is applicable, and the Treasury regulations thereunder.

  Upon the exercise of an incentive stock option, the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference subject to the alternative minimum tax provisions, unless the optionee makes a disqualifying disposition of such shares as described in the preceding paragraph.

  In the event that options granted under the Incentive Plan do not qualify as incentive stock options, the employee will recognize compensation income upon the receipt of such option if the option has a readily ascertainable fair market value at the time of the grant, in the amount of the fair market value of the option. If the nonstatutory stock options do not have a readily ascertainable fair market value, the employee will not recognize income upon grant of the nonstatutory stock options, but will recognize compensation income upon the exercise of the nonstatutory stock options if the shares issued pursuant to such exercise are either transferable or not subject to substantial risk of forfeiture. The amount of the income will be measured by the excess, if any, of the fair market value of the shares at the time of exercise (determined without regard to any restrictions other than a restriction which, by its terms, will never lapse) over the amount paid as the exercise price of the nonstatutory stock options. If, however, the employee is subject to certain restrictions with respect to the shares received upon the exercise of the nonstatutory stock options, then the taxable income realized by the employee will be deferred and will be measured based on the fair market value of the shares at the time the restrictions lapse. Gain or loss on the subsequent sale or exchange of such shares will be capital gain or loss if the shares are a capital asset in the hands of the employee. Such capital gain or loss will be long-term capital gain or loss depending on the holding period. An employee may elect, pursuant to
Section 83(b) of the Code, to be taxed in the taxable year in which a nonstatutory stock option is exercised on the difference between the fair market value of our common stock on the date of exercise and the exercise price.

  In the case of compensation income recognized by an employee as described above in connection with the exercise of an option, we will be entitled to a corresponding income tax deduction for its taxable year in which or with which ends the taxable year of the employee in which the amount of compensation income is included in such employee's gross income. The employee will be deemed to have included such compensation income in gross income if the Company satisfies in a timely manner the applicable Form W-2 or Form 1099 reporting requirements under Section 6041 or Section 6041A of the Code, whichever is applicable, and the Treasury regulations thereunder.

  Stock Option Awards

  The following table shows options which have been granted under the Incentive Plan as of October 10, 2000, to certain persons or groups (including options that have been exercised).

                        1993 Incentive Stock Option Plan

Name and Position                                          Number of Shares              Exercise Price Per Share(1)
-----------------------------------------------------------------------------------------------------------------------
David D. Halbert                                                        2,031,000(2)                             $13.09
  Chairman of the Board and Chief Executive
  Officer
-----------------------------------------------------------------------------------------------------------------------
Jon S. Halbert                                                          1,181,500                                  8.40
  Vice Chairman, e-Business and Technology
-----------------------------------------------------------------------------------------------------------------------
David A. George                                                           470,000                                 19.18
  President
-----------------------------------------------------------------------------------------------------------------------
T. Danny Phillips                                                         513,000                                 10.56
  Chief Financial Officer and Executive Vice
  President
-----------------------------------------------------------------------------------------------------------------------
Joseph J. Filipek, Jr.                                                    410,000                                  9.06
  Executive Vice President - Client
  Management
-----------------------------------------------------------------------------------------------------------------------
Executive Officers Group (13 persons)                                   5,421,500(3)                              13.19
-----------------------------------------------------------------------------------------------------------------------
Non-Executive Officer Employee Group (302                               4,788,000(4)                              18.55
 persons)
-----------------------------------------------------------------------------------------------------------------------
Non-Executive Officer Director Group (8 persons)                                0                                    --
-----------------------------------------------------------------------------------------------------------------------

_______________
(1) Exercise prices shown are weighted averages of the actual exercise prices for stock options granted to the individuals or the groups, as applicable.
(2) Includes options to acquire 994,944 shares that have been contingently granted, subject to stockholder approval of Proposal 4.
(3) Includes options to acquire 1,354,944 shares that have been contingently granted, subject to stockholder approval of Proposal 4.
(4) Includes options to acquire 1,337,750 shares that have been contingently granted, subject to stockholder approval of Proposal 4.

            PROPOSAL 5.  RATIFICATION OF THE APPOINTMENT OF AUDITORS

  The board of directors has appointed the firm of Arthur Andersen, LLP, which has served as our independent auditors since 1992, as independent auditors of the Company for the fiscal year ending March 31, 2001, and recommends ratification by our stockholders of such appointment. Such ratification requires the affirmative vote of the holders of a majority of our common stock entitled to vote on this matter and represented in person or by proxy at the Annual Meeting. Accordingly, under our Bylaws and in accordance with Delaware law, an abstention would have the same legal effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved. The persons named in the accompanying proxy intend to vote for ratification of such appointment unless instructed otherwise on the proxy.

  The Board of Directors recommends a vote "FOR" this proposal.

  In the event the appointment is not ratified, the board of directors will consider the appointment of other independent auditors. The board of directors may terminate the appointment of Arthur Andersen, LLP as our independent auditors without the approval of our stockholders whenever the board of directors deems such termination necessary or appropriate. A representative of Arthur Andersen, LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.


                                 ANNUAL REPORT

  Our 2000 Annual Report, including financial statements, accompanies this Proxy Statement.


                             STOCKHOLDER PROPOSALS

  Any stockholder who wishes to submit a proposal for inclusion in the proxy material and for presentation at our 2001 Annual Meeting of Stockholders must forward such proposal to our secretary at the address indicated on the first page of this Proxy Statement, so our secretary receives it no later than _______________. Pursuant to Rule 14a-4(c)(1) under the Exchange Act, if any stockholder proposal intended to be presented at the 2001 annual meeting without inclusion in our proxy statement for such meeting is received at our principal office after ____________, 2001, then a proxy will have the ability to confer discretionary authority to vote on such proposal.


                                   FORM 10-K

  COPIES OF OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE YEAR ENDED MARCH 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO ADVANCEPCS, 5215 North O'Connor Boulevard, Suite 1600, IRVING, TEXAS 75039, ATTENTION: LAURA I. JOHANSEN, SECRETARY. COPIES OF EXHIBITS ARE AVAILABLE UPON PAYMENT OF $25.00 TO COVER THE COSTS OF REPRODUCTION.


                    INCORPORATION OF DOCUMENTS BY REFERENCE

  The Securities and Exchange Commission allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement, and information that we file later with the Securities and Exchange Commission will automatically update and supersede previously filed information, including information contained in this document.

  We incorporated by reference the documents listed below and any future filings we will make with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended:

  . The following sections of our Annual Report on Form 10-K for the fiscal year ended March 31, 2000 as filed with the Securities and Exchange Commission on June 29, 2000 and as amended on July 28, 2000:

        - Item 6  "Selected Consolidated Financial Data" beginning on page 28;
        - Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" beginning on page 29; and
        - Item 8 "Financial Statements and Supplementary Data" on pages F-1 through F-21.

        - Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 as filed with the Securities and Exchange Commission on August 14, 2000;
        - Our Current Report on Form 8-K as filed with the Securities and Exchange Commission on July 19, 2000 and as amended on September 18, 2000 and October 26, 2000;
        - Our Current Report on Form 8-K as filed with the Securities and Exchange Commission on July 31, 2000; and
        - Our Current Report on Form 8-K as filed with the Securities and Exchange Commission on October 16, 2000 and as amended on October 26, 2000.

  You may request free copies of these filings by writing or telephoning us at the following address:

          AdvancePCS
          Attn:  Legal Department
          5215 North O'Connor Blvd., Suite 1600
          Irving, Texas 75039
          (469) 420-6000


                                 OTHER MATTERS

  The board of directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                                          By Order of the Board of Directors,


                                          Laura I. Johansen
                                          Secretary
November ___, 2000

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER

                             ADVANCE PARADIGM, INC.



I.  PURPOSE

  The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Advance Paradigm, Inc. (the "Company") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

        . Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.
        . Review and appraise the audit efforts of the Company's independent accountant.
        . Provide an open avenue of communication among the independent accountant, financial and senior management and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

  The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The independence of each member of the Committee shall be further evaluated in light of Nasdaq's Marketplace Rules, or the rules of any other exchange or inter-dealer quotation system as the Company's securities may be listed on or quoted on from time to time. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

  The members of the Committee shall be elected by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

  The Committee shall hold regular meetings as may be necessary and special meetings when circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountant in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountant and management quarterly to review the Company's financial statements.

IV.  RESPONSIBILITIES AND DUTIES

  To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review
------------------------

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountant.

3. Review with financial management and the independent accountant the 10-Q prior to its filing or prior to the release of earnings. The Chair may represent the entire Committee for purposes of this review.

Independent Accountant
----------------------

4. Recommend to the Board the selection of an independent accountant, which firm is ultimately accountable to the Committee and the Board.

5. Require that the independent accountant submit a formal written statement regarding relationships and services which may affect the accountant's objectivity and independence (consistent with Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), discuss any relevant matters with the independent accountant, and if so determined by the Committee, recommend that the Board take appropriate action to address the independence of the accountant. In making this determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountant, but also consulting, legal and other professional services rendered by the independent accountant and its affiliates.

6. Maintain an ongoing dialogue with the independent accountant regarding the status of independence.

7. Review the performance of the independent accountant and approve any proposed discharge of the independent accountant when circumstances warrant.

8. Periodically consult with the independent accountant out of the presence of management about internal controls and the fairness and accuracy of the organization's financial statements.

9. Prepare the report required by Item 306 of Regulations S-K and S-B and Item 7(e)(3) (or their respective successor items) of Schedule 14A of the Securities and Exchange Commission to be included in the Company's annual proxy statement, to help inform stockholders of the Committee's oversight with respect to the Company's financial reporting.

Financial Reporting Process
---------------------------

10. In consultation with the independent accountant, review the integrity of the organization's financial reporting processes, both internal and external.

11. Consider the independent accountant's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

12. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountant or management.

Process Improvement
-------------------

13. Establish regular and separate systems of reporting to the Committee by each of management and the independent accountant regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

14. Following completion of the annual audit, review separately with each of management and the independent accountant any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

15. Review any significant disagreement among management and the independent accountant in connection with the preparation of the financial statements.

16. Review with the independent accountant and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan and conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. These are the responsibilities of the independent accountant and management, respectively. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountant or to assure compliance with laws and regulations and the Company's policies.

                                                                     APPENDIX B
                                                                     ----------


                          SECOND AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION


                                      OF


                            ADVANCE PARADIGM, INC.


     ADVANCE PARADIGM, INC. a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     1. The name of the Corporation is Advance Paradigm, Inc. The Corporation was originally incorporated under the name "Advance Pharmacy Services, Inc." and filed its original Certificate of Incorporation (the "Original Certificate") with the Secretary of State of the State of Delaware on July 27, 1993. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 7, 1996. A Certificate of Merger, whereby Advance Health Care, Inc. merged with and into the Corporation, was filed with the Secretary of State of the State of Delaware on October 11, 1996.
          A first Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 11, 1996. A second Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 12, 1999 (the Amended and Restated Certificate of Incorporation, as so amended by the first and second Certificate of Amendment, the "First Certificate"). A Certificate of Designations of Series A-1 11% Preferred Stock, a Certificate of Designations of Series A-2 11% Preferred Stock, and a Certificate of Designations of Series B Convertible Preferred Stock were filed with the Secretary of State of the State of Delaware on October 2, 2000.

     2. This Second Amended and Restated Certificate of Incorporation (this "Certificate"), which amends, restates and supersedes the provisions of the First Certificate as originally filed and thereafter amended as described in paragraph 1 above, was duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the "DGCL"), and was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Sections 242 and 245 of the DGCL.

     3. Capitalized terms used in this Certificate shall have the meaning given to such terms in Article IV.

     4. The text of the First Certificate, as amended, is hereby amended, restated and superseded to read in its entirety as follows:


                                   ARTICLE I

                                     NAME
                                     ----

     The name of the Corporation is AdvancePCS.

                                  ARTICLE II

                               REGISTERED OFFICE
                               -----------------

     The address of the registered office of the Corporation in the State of Delaware is 2711 Fentonville Road, Suite 400,Wilmington. The name of its registered agent is Prentiss-Hall Corporation System, Inc.

                                  ARTICLE III

                                   PURPOSES
                                   --------

     The purpose for which the Corporation is organized is the transaction of any or all lawful acts and activities for which corporations may be incorporated under the DGCL.

                                  ARTICLE IV

                                  DEFINITIONS
                                  -----------

     The capitalized terms used in any exhibit hereto shall have the meanings given to them in such exhibit. The following terms, as used in this Certificate, shall have the following meanings:

          "Additional Shares of Common Stock" means all shares of Common Stock
           ---------------------------------
     issued or sold by the Corporation after the Effective Date, whether or not subsequently reacquired or retired by the Corporation, other than shares of Common Stock: (i) issued upon the conversion or exchange of any series or class of Capital Stock issued and outstanding on the Effective Date into another series or class of Capital Stock of the Corporation without any additional consideration to the Corporation by the holder thereof, including shares of Common Stock issued upon conversion of any shares of Series A Preferred Stock into any class or series of Common Stock; (ii) issued upon conversion of Class B-1 Common Stock or Class B-2 Common Stock into Class A Common Stock; (iii) issued upon exercise of options granted to employees, consultants, officers or directors of the Corporation pursuant to any stock option plan, in effect on the Effective Date; (iv) issued upon exercise of the Senior Subordinated Notes Warrants; and (v) issued upon the exercise of the Management Options.

          "Affiliate" means, with respect to any specified Person, any other
           ---------
     Person which, directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such specified Person. Control of any Person shall consist of the power to direct the management and policies of such Person (whether through the ownership of voting securities, by contract, as trustee or otherwise) and shall be deemed to exist upon the ownership of securities entitling the holder thereof to exercise more than 20% of the voting power in the election of directors of such Person (or other persons or bodies performing similar functions).

          "Board of Directors" means the board of directors of the Corporation.
           ------------------

          "Business Day" means any day except Saturday, Sunday and any day on
           ------------
     which banking institutions in New York City, New York generally are authorized or required by law or other governmental action to be closed.

          "By-Laws" means the by-laws of the Corporation as in effect from time
           -------
     to time.

          "Capital Stock" means (i) all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of the Corporation, including each class or series of Common Stock or Preferred Stock, and (ii) any option, warrant or other arrangement representing the right to purchase or otherwise acquire any of the foregoing, including any securities convertible or exchangeable into any of the foregoing.

          "Certificate" has the meaning given in paragraph 2 of the
           -----------
     Introduction.

          "Class A Common Stock" has the meaning given in Section 5.1.
           --------------------

          "Class A Directors" means those persons designated as the initial
           -----------------
     Class A Directors as contemplated by the Stockholders Agreement and such other persons elected as Class A Directors pursuant to Article VIII. Only a person who is an officer or employee of the Corporation or its Subsidiaries shall be qualified for election as, and to serve as, a Class A Director.

          "Class B Common Stock" means the Class B-1 Common Stock and the Class
           --------------------
     B-2 Common Stock.

          "Class B-1 Common Stock" has the meaning given in Section 5.1.
           ----------------------

          "Class B-2 Common Stock" has the meaning given in Section 5.1.
           ----------------------

          "Class B Directors" means the Class B-1 Directors and the Class B-2
           -----------------
     Directors.

          "Class B-1 Directors" means those persons serving as Class B-1
           -------------------
     Directors on the Effective Date pursuant to Section 10(f) of the Series B Certificate of Designations and such other persons elected by holders of Class B-1 Common Stock pursuant to Article VIII.

          "Class B-2 Directors" means (i) so long as shares of Series A-2
           -------------------
     Preferred Stock are outstanding, those persons serving as Class B-2 Directors pursuant to Section 10(c) of the Series A-2 Certificate of Designations and (ii) following the conversion of Series A-2 Preferred Stock into Class B-2 Common Stock, such other persons elected by holders of Class B-2 Common Stock pursuant to Article VIII.

          "Class C Directors" means those persons designated as the initial
           -----------------
     Class C Directors as contemplated by the Stockholders Agreement and such other persons elected as Class C Directors pursuant to Article VIII. Only a person who qualifies as an independent director of the Corporation shall be qualified for election as, and to serve as, a Class C Director. Independent director shall have the meaning given to it, (i) if the Nasdaq National Market is the principal national securities market or quotation system on which the Class A Common Stock is listed, authorized for trading or quoted, in the rules of the Nasdaq National Market as in effect from time to time, or (ii) if the Nasdaq National Market is not the principal national securities exchange or quotation system on which the Class A Common Stock is listed, authorized for trading or quoted, in the rules or regulations of the national securities exchange or quotation system on which the Class A Common Stock is listed, authorized for trading or quoted.

          "Class D Director" means the person designated as the initial Class D
           ----------------
     Director as contemplated by the Stockholders Agreement and such other persons elected as the Class D Director pursuant to Article VIII.

          "Class D Termination Date" means the later of (a) October 2, 2002 and
           ------------------------
     (b) the earlier to occur of (i) the holders of Series A-2 Preferred Stock and Class B Common Stock having the right to elect or designate, in the aggregate, two or less Class B Directors pursuant to Article VIII and the Series A-2 Certificate of

     Designations and (ii) the sum of the Current Class B-1 Amount and the Current Class B-2 Amount, representing, in the aggregate, less than 50% of the Initial Class B Amount.

          "Common Stock" means the Class A Common Stock, the Class B-1 Common
           ------------
     Stock and the Class B-2 Common Stock.

          "Consolidated Cash Flow" has the meaning given to such term in the
           ----------------------
     indenture for the Senior Subordinated Notes.

          "Consolidated Interest Expense" means, with respect to any specified
           -----------------------------
     Person for any period, the sum, without duplication, of (i) the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued, including original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with capital lease obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings and net of the effect of all payments made or received pursuant to hedging obligations and excluding amortization of deferred financing costs, plus
     (ii) the consolidated interest of such Person and its Subsidiaries that was capitalized during such period, plus (iii) any interest expense on Indebtedness of another Person that is guaranteed by that Person or any of its Subsidiaries or secured by a mortgage, lien, pledge, charge, encumbrance or other security interests on assets of such Person or any of its Subsidiaries.

          "Conversion" means a Mandatory Conversion or an Optional Conversion.
           ----------

          "Conversion Date" means (i) in the case of an Optional Conversion, the
           ---------------
     date on which the certificates for shares of Class B Common Stock to be converted in such Optional Conversion are surrendered to the Corporation and (ii) in the case of a Mandatory Conversion, the date on which the Prohibited Transfer resulting in such Mandatory Conversion or the Mandatory Conversion Event occurs.

          "Conversion Ratio" has the meaning given in Section 5.3.7(c).
           ----------------

          "Convertible Securities" means any evidences of indebtedness, shares
           ----------------------
     (other than shares of Common Stock) or other securities that, by their terms, are directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

          "Corporation" has the meaning given in the Introduction.
           -----------

          "Current Class B-1 Amount" means, as of any date of determination, (i)
           ------------------------
     the number of shares of Class B-1 Common Stock issued and outstanding on such date; plus (ii) the number of shares of Class B-1 Common Stock issuable upon the conversion on such date of all of the shares of Series A-1 Preferred Stock issued and outstanding on such date pursuant to the Series A-1 Certificate of Designations.

          "Current Class B-2 Amount" means, as of any date of determination, (i)
           ------------------------
     if shares of Series A-2 Preferred Stock are issued and outstanding as of such date, the number of shares of Class B-2 Common Stock issuable upon the conversion on such date of all of the shares of Series A-2 Preferred Stock issued and outstanding on such date pursuant to the Series A-2 Certificate of Designations, and (ii) otherwise, the number of shares of Class B-2 Common Stock issued and outstanding on such date.

          "Current Market Price" means, as of any date, the average of the daily
           --------------------
     Market Prices of the Class A Common Stock for twenty consecutive trading days immediate-ly preceding such date.

          "DGCL" has the meaning given in paragraph 2 of the Introduction.
           ----

          "Director" means a member of the Board of Directors.
           --------

          "Effective Date" means the date of the filing of this Certificate with
           --------------
     the Secretary of State of the State of Delaware.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
     and the rules and regulations promulgated thereunder.

          "First Certificate" has the meaning given in paragraph 1 of the
           -----------------
     Introduction.

          "GAAP" means accounting principles and practices generally accepted
           ----
     from time to time in the United States as in effect on the Effective Date.

          "Indebtedness" has the meaning given to such term in the Senior
           ------------
     Subordinated Notes Indenture.

          "Initial Class B Amount" means the Initial Class B-1 Amount plus the
           ----------------------
     Initial Class B-2 Amount.

          "Initial Class B-1 Amount" means, as of any date of determination, the
           ------------------------
     number of shares of Class B-1 Common Stock issuable upon the conversion of 65,854 shares of Series A-1 Preferred Stock and 84,146 shares of Series B

     Preferred Stock pursuant to the Series A-1 Certificate of Designations and the Series B Certificate of Designations, respectively, at the respective conversion ratios therefor in effect on the date of the initial filing of such certificates of designations with the Secretary of State of the State of Delaware pursuant to the DGCL (regardless of the number of shares of Series B Preferred Stock issued and outstanding on such date and assuming that this Certificate was in full force and effect on such date), in each case as adjusted for stock dividends and distributions, and subdivisions, combinations or consolidations of stock on or prior to such date of determination.

          "Initial Class B-2 Amount" means, as of any date of determination, the
           ------------------------
     number of shares of Class B-2 Common Stock issuable upon the conversion of 125,000 shares of Series A-2 Preferred Stock pursuant to the Series A-2 Certificate of Designations at the conversion ratio therefor in effect on the date of the initial filing of the Series A-2 Certificate of Designations with the Secretary of State of the State of Delaware pursuant to the DGCL (assuming that this Certificate was in full force and effect on such date), in each case as adjusted for stock dividends and distributions, and subdivisions, combinations or consolidations of stock on or prior to such date of determination.

          "Interest Coverage Ratio" means, as of any date of determination, the
           -----------------------
     ratio of Consolidated Cash Flow to Consolidated Interest Expense during the four-quarter period of the most recent four consecutive fiscal quarters ending prior to such determination date. In the event of any incurrence, assumption, guarantee, repayment, repurchase or redemption of any Indebtedness (other than ordinary working capital borrowings, excluding borrowings under the Senior Credit Facility) subsequent to the commencement of the period for which the Interest Coverage Ratio is being calculated and on or prior to the date or event for which the calculation of the Interest Coverage Ratio is made (the "Calculation Date"), then the Interest Coverage Ratio shall be calculated giving effect to the incurrence, assumption, guarantee, repayment, repurchase or redemption of such Indebtedness, and the use of the proceeds therefrom, as if the same had occurred at the beginning of the applicable four-quarter period.

          "JLL" has the meaning given in Section 5.3.11.
           ---

          "Management Options" means options to purchase up to an aggregate of
           ------------------
     1,790,000 shares of Common Stock at an initial exercise price of $20 per share issued to officers and employees on or before October 2, 2000.

          "Mandatory Conversion" has the meaning set forth in Section 5.3.7(b).
           --------------------

          "Mandatory Conversion Event" means the occurrence of both of the
           --------------------------
     following: (i) the sum of the Current Class B-1 Amount and the Current Class B-2 Amount representing less than 10% of the Initial Class B Amount; and (ii) neither the holders of Class B Common Stock nor the holders of Series A-2 Preferred Stock being entitled to elect a Director pursuant to
     Article VIII or the Series A-2 Certificate of Designations, as the case may be.

          "Market Price" means: (a) with respect to any security, on any given
           ------------
     day, (i) if such security is listed or authorized for trading on a national securities exchange, the last sale price of such security, regular way, on such date, or if no such sale takes place on such date, the average of the closing bid and asked prices thereof, on such date, in each case as officially reported on the principal national securities exchange on which such security is listed or authorized for trading, (ii) if such security is not listed or authorized for trading on a national securities exchange but is quoted on the Nasdaq National Market, (A) the price of the last trade, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or (B) if such security is so traded, but no such last trade information is so reported, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market,
     (iii) if such security is not listed or authorized for trading on a national securities exchange or the Nasdaq National Market or any comparable system but has a nationally recognized existing trading market, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose or (iv) if such security is not listed or authorized for trading on a national securities exchange or the Nasdaq National Market or any comparable system and does not have a nationally recognized existing trading market, the fair value of such security as (A) determined by an agreement between the Corporation and the holders of a majority of the outstanding shares of Class B Common Stock or
     (B) if the Corporation and such holders fail to agree, determined jointly by an independent investment banking firm retained by the Corporation and by an independent investment banking firm retained by such holders, or (C) if the Corporation or such holders shall fail so to retain an independent investment banking firm within five Business Days of the retention of such firm by the Corporation or such holders, as the case may be, determined solely by the firm so retained or (D) if the firms so retained by the Corporation and by such holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm chosen by the first two such firms; and (b) with respect to any other asset or property, the fair market value of such asset or property as (i) determined by an agreement between the Corporation and the holders of a majority of the outstanding shares of Class B Common Stock or (ii) if the Corporation and such holders fail to agree, determined jointly by an independent investment banking firm retained by the Corporation and by an independent investment banking firm retained by such holders, or (iii) if the Corporation or such holders shall fail so to retain an independent investment banking firm within five Business Days of the retention of such firm by the Corporation or such holders, as the case may be, determined solely by the firm so retained or (iv) if the firms so retained by the Corporation and by such holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm chosen by the first two such firms.

          "New Securities" means any Capital Stock issued after the Effective
           --------------
     Date by the Corporation for cash consideration, other than: (i) Capital Stock issued upon the conversion or exchange of any series or class of Capital Stock issued and outstanding on the Effective Date into another series or class of Capital Stock of the Corporation without any additional consideration to the Corporation by the holder thereof; (ii) shares of Class B Common Stock issued upon conversion of any shares of Series A Preferred Stock or Series B Preferred Stock into Class B Common Stock;
     (iii) Capital Stock issued upon conversion of any Class B Common Stock into Class A Common Stock; (iv) dividends or distributions payable in Capital Stock effected in accordance with Section 5.3.3; (v) Capital Stock issued upon the exercise of options or warrants that have been issued prior to, and are outstanding as of, the Effective Date, including the Management Options and the Senior Subordinated Notes Warrants; (vi) Capital Stock issued to employees, consultants, officers or directors of the Corporation pursuant to any stock option plan in effect on October 2, 2000 and consistent with past practice or adopted after October 2, 2000; (vii) Capital Stock issued to holders of Series A Preferred Stock pursuant to the exercise by such holders of their preemptive rights contained in the applicable Series A Certificate of Designations; and (viii) Capital Stock issued to customers in the ordinary course of business consistent with past practice, subject to a maximum amount in any fiscal year of the Corporation, equal or equivalent to (A) 0.5% of the weighted average number of issued and outstanding shares of Common Stock during such fiscal year plus (B) the number of shares permitted under clause (A) for any fiscal year ending after October 2, 2000 but not previously expended.

          "Non-Class B Directors" means any Director who is neither a Class B-1
           ---------------------
     Director nor a Class B-2 Director.

          "Optional Conversion" has the meaning set forth in Section 5.3.7(a).
           -------------------

          "Options" means rights, options or warrants to subscribe for, purchase
           -------
     or otherwise acquire either Additional Shares of Common Stock or Convertible Securities. For avoidance of doubt, it is stipulated that rights, options or warrants to subscribe for, purchase or otherwise acquire the shares of Common Stock referred to in clause (iii) of the definition of Additional Shares of Common Stock are not Options.

          "Original Certificate" has the meaning given in paragraph 1 of the
           --------------------
     Introduction.

          "Permitted Transferee" has the meaning set forth in Section 5.3.11.
           --------------------

          "Person" means any corporation, limited liability company,
           ------
     partnership, trust, organization, association, other entity or individual.

          "Preemptive Rights Notice" has the meaning given in Section 5.3.9(a).
           ------------------------

          "Preemptive Rights Portion" has the meaning given in Section 5.3.9(a).
           -------------------------

          "Preferred Stock" has the meaning given in Section 5.2.
           ---------------

          "Prohibited Transfer" means any Transfer of shares of Class B Common
           -------------------
     Stock not permitted by Section 5.3.11.

          "Restricted Holder" means a record holder of shares of Class B-1
           -----------------
     Common Stock or Class B-2 Common Stock.

          "Senior Credit Facility" means the credit facilities evidenced by, and
           ----------------------
     the loans and borrowings extended to the Corporation pursuant to the $825 million Senior Credit Agreement, dated as of October 2, 2000, among the Corporation, as borrower, the subsidiary guarantors parties thereto as subsidiary guarantors, the initial lenders, initial issuing bank and swing line bank named therein, Bank of America, N.A., as Collateral Agent and Administrative Agent, Bank One, N.A., as Documentation Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Book-Runner, Lead Arranger and Syndication Agent, and Bank of America Securities LLC, as Joint Book-Runner and Joint Lead Arranger, and any one or more deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments, modifications or supplements thereto or replacements thereof (including, without limitation, any amendment increasing the amount that may be borrowed thereunder) and any agreement providing therefor whether by or with respect to the same or any other agents, lenders, creditors or group of creditors (or any combination thereof) and including related notes, guarantee agreements, security agreements and other instruments executed in connection therewith.

          "Senior Subordinated Notes" means the Corporation's Senior
           -------------------------
     Subordinated Notes due 2010 issued October 2, 2000 in the initial principal amount of $200,000,000 (the "initial notes") and any notes registered under the Securities Act that are issued in exchange for such notes, and any deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments, modifications or supplements thereto or replacements thereof.

          "Senior Subordinated Notes Indenture" means the Indenture, dated as of
           -----------------------------------
     October 2, 2000, between the Corporation and U.S. Trust of Texas. N.A., as trustee pursuant to which the Corporation's Senior Subordinated Notes due 2010 in the principal amount of $200,000,000 were issued, as the same may be amended from time to time.

          "Senior Subordinated Notes Warrants" means the warrants to purchase
           ----------------------------------
     Class A Common Stock issued on October 2, 2000 to Rite Aid Corporation.

          "Series A Certificates of Designations" means the Series A-1
           -------------------------------------
     Certificate of Designations and the Series A-2 Certificate of Designations.

          "Series A-1 Certificate of Designations" means (i) prior to the
           --------------------------------------
     Effective Date, the Certificate of Designations for the Series A-1 Preferred Stock filed pursuant to the DGCL with the Secretary of State of the State of Delaware on October 2, 2000, and (ii) following the Effective Date, Exhibit A hereto, in each case as amended, supplemented or restated from time to time.

          "Series A-2 Certificate of Designations" means (i) prior to the
           --------------------------------------
     Effective Date, the Certificate of Designations for the Series A-2 Preferred Stock filed pursuant to the DGCL with the Secretary of State of the State of Delaware on October 2, 2000, and (ii) following the Effective Date, Exhibit B hereto, in each case amended, supplemented or restated from time to time.

          "Series A Preferred Stock" means the Series A-1 Preferred Stock and
           ------------------------
     the Series A-2 Preferred Stock.

          "Series A-1 Preferred Stock" means the Preferred Stock designated by
           --------------------------
     the Board of Directors as Series A-1 11% Preferred Stock and having the powers, designations, preferences, and the relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in the Series A-1 Certificate of Designations.

          "Series A-2 Preferred Stock" means the Preferred Stock designated by
           --------------------------
     the Board of Directors as Series A-2 11% Preferred Stock and having the powers, designations, preferences, and the relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in the Series A-2 Certificate of Designations.

          "Series B Certificate of Designations" means (i) prior to the
           ------------------------------------
     Effective Date, the Certificate of Designations for the Series B Preferred Stock filed pursuant to the DGCL with the Secretary of State of the State of Delaware on October 2, 2000, and (ii) following the Effective Date, Exhibit C hereto, in each case as amended, supplemented or restated from time to time.

          "Series B Preferred Stock" means the Preferred Stock designated by the
           ------------------------
     Board of Directors as Series B Convertible Preferred Stock and having the powers, designations, preferences, and the relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in the Series B Certificate of Designations. For avoidance of doubt, it is expressly stipulated that all issued and outstanding shares of Series B Preferred Stock will automatically be converted into Class B-1 Common Stock on the Effective Date, and thereafter such converted shares of Series B Preferred Stock shall have the status of authorized but unissued shares of Preferred Stock and the Series B Preferred Stock shall no longer be a designated series of Preferred Stock.

          "Stockholders' Agreement" means the Stockholders' Agreement, dated as
           -----------------------
     of October 2, 2000, among the Corporation, Joseph Littlejohn & Levy Fund III, L.P., Rite Aid Corporation and the other Persons named therein, as the same may be amended, supplemented or restated from time to time.

          "Subsidiary" means, with respect to any specified Person:  (i) any
           ----------
     corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by a Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (A) the sole general partner or the managing general partner of which is the Person or a Subsidiary of that Person or (B) the only general partners of which are the Person or one or more Subsidiaries of that Person (or any combination thereof).

          "Transfer" means any direct or indirect (including, without
           --------
     limitation, through the transfer of a controlling interest in a transferee) sale, transfer, assignment, grant of participation interest in, option, pledge, hypothecation, encumbrance or other disposition.

          "Voting Default" means the taking of any of the actions set forth in
           --------------
     clauses (i) through (ix) of Section 5.3.10(b) or any of the actions set forth in Section 5.3.10(c) in violation of the provisions of such sections.

          "Voting Stock" means, with respect to any Person, the Capital Stock of
           ------------
     any class or kind ordinarily having the power to vote generally for the election of directors (or other persons or bodies performing similar functions) of such Person.

                                   ARTICLE V

                                 CAPITAL STOCK
                                 -------------

     Section 5.1  Authorized Capital Stock.  The aggregate number of shares of
                  ------------------------
capital stock that the Corporation is authorized to issue is 105,000,000 shares, consisting of (a) 86,250,000 shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), (b) 7,500,000 shares of Class B-1 Common Stock, par value $.01 per share (the "Class B-1 Common Stock"), (c) 6,250,000 shares of Class B-2 Common Stock, par value $.01 per share (the "Class B-2 Common Stock"), and (d) 5,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

     Upon the effectiveness of this Certificate pursuant to the DGCL (the "Effective Time"), each share of common stock, par value $0.01 per share, of the Corporation issued and outstanding immediately prior to the Effective Time shall be reclassified, changed, converted and exchanged into one share of Class A Common Stock. From and after the Effective Time, stock certificates that immediately prior to the Effective Time represented such shares of common stock shall automatically and without the necessity of presenting the same for exchange, represent shares of Class A Common Stock.

     Section 5.2  Preferred Stock.  Of the authorized Preferred Stock, 65,854
                  ---------------
shares are designated Series A-1 11% Preferred Stock (the "Series A-1 Preferred Stock"), 125,000 shares are designated Series A-2 11% Preferred Stock (the "Series A-2 Preferred Stock"), and 84,146 shares are designated Series B Convertible Preferred Stock (the "Series B Preferred Stock"). The respective rights, preferences and powers, and the restrictions, qualifications and limitations thereon, granted to and imposed on the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock are set forth in Exhibits A, B and C, respectively, to this Certificate and incorporated herein by reference. Except for the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock, all shares of Preferred Stock may be issued, from time to time, with such powers, designations, preferences and relative, participating, optional or other special rights, including voting rights, and qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors in accordance with this Certificate and the DGCL.

Section 5.3  Common Stock.
             ------------

     5.3.1  Generally.  Except as otherwise provided in this Certificate or as
            ---------
required by the DGCL, all shares of Class A Common Stock, Class B-1 Common Stock and Class B-2 Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights, powers and preferences.

     5.3.2  Issuance of Class B Common Stock. Shares of Class B-1 Common Stock
            --------------------------------
and Class B-2 Common Stock may only be issued upon the conversion of Series A-1 Preferred Stock, Series A-2 Preferred Stock or Series B Preferred Stock, as applicable, into Class B-1 Common or Class B-2 Common Stock, as applicable, in accordance with the applicable Series A Certificate of Designations or the Series B Certificate of Designations, as the case may be, or in accordance with this Section 5.3, and may not be issued for any other purpose.

     5.3.3  Dividends and Distributions.  Subject to the rights of holders of
            ---------------------------
Preferred Stock, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Company as may be declared and paid thereon by the Board of Directors from time to time. The holders of the Class A Common Stock, the Class B-1 Common Stock and the Class B-2 Common Stock shall be entitled to receive and to share equally and ratably, share and share alike, any such dividends and other distributions, subject to the following:

            (i) if the Conversion Ratio on the record date for payment of any such dividend or distribution is other than one, then the amount of such dividend or distribution allocated between the shares of Class A Common Stock, on the one hand, and the shares of Class B Common Stock, on the other hand, shall be adjusted to be proportionate based on the Conversion Ratio then in effect; and

            (ii) if the dividends or distributions that are declared are payable in shares of Common Stock, such dividends or distributions will be declared at the same rate on each such class of Common Stock, and the dividends or distributions payable to holders of Class A Common Stock will be paid in Class A Common Stock, the dividends or distributions payable to holders of Class B-1 Common Stock will be paid in Class B-1 Common Stock and the dividends or distributions payable to holders of Class B-2 Common Stock will be paid in Class B-2 Common Stock.

     5.3.4  Liquidation.  In the event of any voluntary or involuntary
            -----------
liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and distribution in full of preferential amounts (if any) to be distributed to the holders of shares of Preferred Stock, the holders of shares of Class A Common Stock, Class B-1 Common Stock and Class B-2

Common Stock shall be entitled to share equally, on a share for share basis, in the remaining net assets of the Corporation available for distribution to the stockholders of the Corporation. Notwithstanding anything in the foregoing to the contrary, if the Conversion Ratio at the time of the liquidation, dissolution or winding up of the affairs of the Corporation is other than one, then the net assets of the Corporation allocated between the shares of Class A Common Stock, on the one hand, and the shares of Class B Common Stock, on the other hand, shall be adjusted to be proportionate based on the Conversion Ratio then in effect. Neither the consolidation nor the merger of the Corporation with or into any other Person, nor the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 5.3.4.

     5.3.5  Subdivisions, Combinations or Consolidations of Common Stock.  The
            ------------------------------------------------------------
Corporation may not subdivide, combine, consolidate or reclassify any class of Common Stock without subdividing, combining, consolidating or reclassifying each other class of Common Stock on an equal per share basis. Without limiting the generality of the foregoing:

            (i) in the event the outstanding shares of any class of Common Stock are subdivided or reclassified into a greater number of shares of Common Stock, then and in each such case the Corporation shall effect a corresponding subdivision or reclassification of the outstanding shares of each other class of Common Stock into a greater number of shares of each such class on an equal and proportionate basis; and

            (ii) in the event the outstanding shares of any class of Common Stock are combined, consolidated or reclassified into a lesser number of shares of such Common Stock, then and in each such case the Corporation shall effect a corresponding combination, consolidation or reclassification of the outstanding shares of each other class of Common Stock into a lesser number of shares of each such class on an equal and proportionate basis.

     5.3.6  Consolidation Merger, Sale of Assets, etc. In the event the
            ------------------------------------------
Corporation (i) consolidates with or merges into any other corporation or entity and is not the continuing or surviving corporation or entity of such consolidation or merger, (ii) permits any other corporation or entity to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving corporation but, in connection with such consolidation or merger, the shares of any class of Common Stock are changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (iii) transfers all or substantially all of its properties or assets, directly or indirectly, to any other corporation or entity (other than to a wholly owned Subsidiary of the Corporation if such Subsidiary remains wholly owned by the Corporation after such transfer or any transaction or series of transactions related to such transfer), then, and in each such event, holders of each class of Common Stock shall be entitled to receive the stock and other securities, cash and property, if any, to be received as a result of any such transaction on an equal per share basis with the holders of each other class of Common Stock, except that if the Conversion Ratio at the time of any such transaction is other than one, then the stock and other securities, cash and property, to be allocated between the shares of Class A Common Stock, on the one hand, and shares of Class B Common Stock, on the other hand, shall be adjusted to be proportionate based on the Conversion Ratio then in effect.

     5.3.7  Conversion of Class B Common Stock.
            ----------------------------------

     (a)    Optional Conversion. Subject to and in compliance with the
            -------------------
provisions of this Section 5.3.7, each holder of shares of Class B Common Stock may, at any time and from time to time, at such holder's election, convert any or all outstanding shares of Class B Common Stock of such holder into shares of Class A Common Stock (such conversion, an "Optional Conversion").

     (b)    Mandatory Conversion.  Subject to the provisions of this Section
            --------------------
5.3.7, (i) upon the occurrence of a Prohibited Transfer, all of the outstanding shares of Class B Common Stock being Transferred in such Prohibited Transfer shall automatically convert into shares of Class A Common Stock, and (ii) upon the occurrence of a Mandatory Conversion Event, all of the outstanding shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock (any such conversion, a "Mandatory Conversion").

     (c)    Conversion Ratio. Upon any Optional Conversion or a Mandatory
            ----------------
Conversion, the holder of the shares of Class B Common Stock being converted shall receive a number of shares of Class A Common Stock equal to the product of
(A) the number of shares of Class B Common Stock being converted and (B) the Conversion Ratio then in effect. The "Conversion Ratio" shall initially be one, and shall be subject to adjustment from time to time pursuant to Section 5.3.8.

     (d)    Conversion Mechanics.
            --------------------

            (i) In the case of an Optional Conversion, the holder of the shares of Class B Common Stock to be converted shall surrender the certificate representing such shares at the principal office of the Corporation, with a written notice of election to convert completed and signed, specifying the number of shares to be converted. Unless the shares issuable on such Optional Conversion are to be issued in the same name as the name in which such shares of Class B Common Stock are registered, each share surrendered for such Optional Conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or the holder's duly authorized attorney. The Corporation shall not be obligated to issue certificates for shares of Class A Common Stock in any name other than the name or names set forth on the certificates for the shares of Class B Common Stock unless the requirements of the Stockholders' Agreement relating to the transfer of shares of Class B Common Stock have been complied with or waived by the Corporation.

            (ii) In the event of a Mandatory Conversion, (A) if such Mandatory Conversion is pursuant to clause (i) of Section 5.3.7(b), all shares of Class B Common Stock Transferred in the related Prohibited Transfer, and (B) if such Mandatory Conversion is pursuant to clause (ii) of Section 5.3.7(b), all outstanding shares of Class B Common Stock, shall be converted automatically without any further action by the holder or holders thereof and whether or not the certificates representing such shares are surrendered at the office of the Corporation. The Corporation shall issue certificates representing the shares of Class A Common Stock issuable upon such Mandatory Conversion upon the surrender of certificates representing the corresponding shares of Class B Common Stock, in the same name as the name in which such shares of Class B Common Stock are registered.

            (iii) Notwithstanding clause (i) or (ii) of this Section 5.3.7(d), if the holder of any share or shares of Class B Common Stock certifies to the Corporation that the certificates representing such share or shares have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such lost, stolen or destroyed certificates (and, if requested by the Corporation, posts a customary bond reasonably satisfactory to the Corporation to cover such loss), then the Corporation shall issue certificates representing the Class A Common Stock issuable upon any Optional Conversion or Mandatory Conversion, as the case may be, in the name of such holder.

            (iv) In connection with any Conversion, as promptly as practicable after the delivery by a holder of shares of Class B Common Stock of the certificates for shares of Class B Common Stock (or in the case of a lost certificate, the certification, the agreement and, if requested, posting of the bond described in clause (iii) of this Section 5.3.7(d)), the Corporation shall issue and shall deliver to such holder, or, on the holder's written order, to the holder's transferee, (A) a certificate or certificates for the whole number of shares of Class A Common Stock issuable upon the Conversion of such shares in accordance with the provisions of this Section 5.3.7, (B) any cash adjustment required pursuant to Section 5.3.7(g), and (C) in the event of an Optional Conversion in part, a certificate or certificates for the whole number of shares of Class B Common Stock not being so converted.

            (v) Each Conversion shall be deemed to have been effected immediately prior to the close of business on the applicable Conversion Date. The Person in whose name or names any certificate or certificates for shares of Class A Common Stock shall be issuable upon such Conversion shall be deemed to have become the holder of record of the shares of Class A Common Stock represented thereby at such time on the applicable Conversion Date and such Conversion shall be into a number of whole shares of Class A Common Stock equal to the product of the number of shares of Class B Common Stock surrendered multiplied by the Conversion Ratio in effect on the applicable Conversion Date. All shares of Class A Common Stock delivered upon conversion of the Class B Common Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens, pledges and other security interests and not subject to any preemptive rights. As of the effective time of such Conversion, the shares of Class B Common Stock to be so converted will no longer be deemed to be outstanding and all rights of a holder with respect to such shares so converted shall immediately terminate, except the right to receive the Class A Common Stock and other amounts payable pursuant to this Section 5.3.7 and, in the event of an Optional Conversion in part, a certificate or certificates representing the shares of Class B Common Stock not converted.

     (e)  Reservation of Shares; Compliance with Laws. The Corporation covenants
          -------------------------------------------
that it will at all times reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Class A Common Stock as shall be required for the purpose of effecting Conversions of Class B Common Stock (including the Conversion of all shares of Class B Common Stock issuable from time to time upon conversion of shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock). Prior to the delivery of any Class A Common Stock that the Corporation is obligated to deliver upon an Optional Conversion or Mandatory Conversion, the Corporation shall comply with all applicable federal and state laws and regulations which require action to be taken by the Corporation.

     (f)  Transfer Taxes, etc. The Corporation will pay any and all documentary
          -------------------
stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class A Common Stock upon any Conversion, other than any tax payable in respect of any transfer involved in the issue or delivery of shares of Class A Common Stock in a name other than that of the holder of the Class B Common Stock to be converted. The Corporation shall have the right not to issue or deliver any shares of Class A Common Stock in a name other than that of the holder of the Class B Common Stock to be converted unless and until the Person requesting such issuance or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (g)  No Fractional Shares. No fractions of shares of Class A Common Stock
          --------------------
shall be required to be issued to a holder in connection with a Conversion. In lieu thereof, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Class A Common Stock on the Conversion Date.

     (h)  No Impairment. The Corporation will not, through any reorganization,
          -------------
transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 5.3.7 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion rights of the holders of the Class B Common Stock against impairment. Without limiting the generality of the foregoing, the Corporation (i) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of Class A Common Stock on any Conversion, free of all preemptive rights, and (ii) will not take any action which results in any adjustment of the applicable Conversion Ratio if the total number of shares of Class A Common Stock issuable after the action upon the Conversion of all of the Class B Common Stock (including the Conversion of all shares of Class B Common Stock issuable from time to time upon conversion of shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock) will exceed the total number of shares of Class A Common Stock then authorized by this Certificate of Incorporation and available for the purpose of issuance upon such Conversion.

     5.3.8  Adjustments to Conversion Ratio.
            -------------------------------

     (a)    Adjustment of Conversion Ratio Upon Issuance of Additional Shares of
            --------------------------------------------------------------------
Common Stock. In the event the Corporation, at any time after the Effective
------------
Date, issues or sells Additional Shares of Common Stock for a consideration per share less than the Current Market Price in effect immediately prior to such issuance or sale, then and in each such event, the Conversion Ratio shall be adjusted, concurrently with such issue or sale, by multiplying the Conversion Ratio then in effect by a fraction, (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (B) the number of shares of Additional Shares of Common Stock so issued or sold, and (ii) the denominator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus
(B) the number of shares of Common Stock that the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued or sold would purchase at the Current Market Price in effect immediately prior to such issuance or sale. The provisions of this Section 5.3.8(a) shall not apply to any issuance or sale of Additional Shares of Common Stock subject to the provisions of Sections 5.3.3 or 5.3.5.

     (b)    Issuances of Securities Deemed Issuances of Additional Shares of
            ----------------------------------------------------------------
Common Stock. In the event (x) the Corporation at any time after the Effective
------------
Date shall issue, sell or grant any Options or Convertible Securities, or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities and (y) the consideration per share for the Additional Shares of Common Stock issuable upon the exercise of such Options, or in the case of Convertible Securities, the conversion or exchange of such Convertible Securities shall be less than the Current Market Price in effect immediately prior to such issue, sale or grant, or such record date, as the case may be, then, and in each such case, (A) the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be issuances of Additional Shares of Common Stock issued as of the time of such issue, sale or grant or, in case such a record date shall have been fixed, as of the close of business on such record date, and (B) the Conversion Ratio shall be adjusted in accordance with Section 5.3.8(a) on the date of and immediately prior to such issue, sale or grant, or the record date, as the case may be. In any such case in which Additional Shares of Common Stock are deemed to be issued or sold pursuant to this Section 5.3.8(b):

            (1) no further adjustment in the applicable Conversion Ratio shall be made upon the subsequent issuance of Convertible Securities or Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

            (2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Corporation, or increase in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the adjustments to the Conversion Ratio computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such decrease or increase becoming effective, be recomputed (and the Conversion Ratio shall automatically be adjusted as so recomputed) to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities which are outstanding at such time; and

            (3) no readjustment pursuant to the preceding clause (2) shall have the effect of decreasing the applicable Conversion Ratio to an amount which is less than the higher of (A) the applicable Conversion Ratio on the original adjustment date and (B) the applicable Conversion Ratio that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

The consideration per share deemed to be received by the Corporation for Additional Shares of Common Stock relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, actually received by the Corporation as consideration for the issuance, sale, grant or assumption of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating to such Options or Convertible Securities without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise in full of such Options or the conversion or exchange in full of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise in full of such Options for Convertible Securities and the conversion or exchange in full of such Convertible Securities, by (y) the maximum number of Additional Shares of Common Stock (as set forth in the instruments relating to such Options or Convertible Securities, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     (c)  Certificate as to Adjustments. Upon the occurrence of each adjustment
          -----------------------------
or readjustment of the applicable Conversion Ratio pursuant to this Section 5.3.8, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of shares of Series A Preferred Stock and Class B Common Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of
(i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock, or any Options or Convertible Securities, as the case may be, issued or sold or deemed to have been issued, (ii) the number of shares of Common Stock outstanding or deemed to be outstanding, and (iii) the applicable Conversion Ratio in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof. The Corporation shall, upon the written request at any time of any holder of shares of Series A Preferred Stock or Class B Common Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) the applicable Conversion Ratio at the time in effect, and showing how it was calculated, and (ii) the number of shares of Class A Common Stock and the amount, if any, of other property which at the time would be received upon a Conversion. At the request of the holders of a majority of the then outstanding Class B Common Stock, the Corporation will have the certificates referred to in this Section 5.3.8(c) prepared and delivered by an internationally recognized independent accounting firm.

     5.3.9  Preemptive Rights.
            -----------------

     (a) The Corporation shall provide each holder of Class B Common Stock with a written notice (a "Preemptive Rights Notice") of any proposed issuance by the Corporation of any New Securities at least 30 days prior to the proposed issuance date. Such notice shall specify the price at which the New Securities are to be issued and the other material terms of the issuance. Each holder of Class B Common Stock shall be entitled to purchase, at the price and on the terms at which such New Securities are proposed to be issued and specified in such Preemptive Rights Notice, such holder's Preemptive Rights Portion of such class of the New Securities proposed to be issued. "Preemptive Rights Portion" means the pro rata portion of New Securities proposed to be issued by the Corporation, which amount shall, for each holder of Class B Common Stock, be based upon the ratio of (i) the number of shares of Class A Common Stock into which such holder's Class B Common Stock would be convertible immediately prior to the issuance of the New Securities to (ii) the total number of issued and outstanding shares of Common Stock immediately prior to the issuance of the New Securities (assuming the conversion of all securities convertible into, and the exercise of all options, warrants or other arrangements representing the right to purchase or otherwise acquire any shares of Common Stock).

     (b)    A holder of Class B Common Stock may exercise its rights under this
Section 5.3.9 by delivering written notice of its election to purchase New Securities to the Corporation within 15 days of receipt of the Preemptive Rights Notice. A delivery of such a written notice (which notice shall specify the amount of New Securities to be purchased by the holder submitting such notice) by such holder shall constitute a binding agreement of such holder to purchase, at the price and on the terms specified in the Preemptive Rights Notice, the number of New Securities specified in such holder's written notice.

     (c) In the case of any issuance of New Securities, the Corporation shall have 90 days from the date of the Preemptive Rights Notice to consummate the proposed issuance of any or all of such New Securities which the holders of Class B Common Stock have not elected to purchase at the price and upon terms that are not materially less favorable to the Corporation than those specified in the Preemptive Rights Notice. At the consummation of such issuance, the Corporation shall issue certificates representing the New Securities to be purchased by each holder of Class B Common Stock exercising preemptive rights pursuant to this Section 5.3.9 registered in the name of such holder, against payment by such holder of the purchase price for such New Securities. If the Corporation proposes to issue such New Securities after such 90-day period, it shall again comply with the procedures set forth in this Section 5.3.9.

     (d) Other than as provided in this Certificate with respect to the Class B Common Stock or Series A Preferred Stock or as specifically authorized in the certificate of designation establishing the terms of any other series of Preferred Stock or in an agreement approved by the Board of Directors, no holder of shares of any class or series of capital stock shall be entitled to any preemptive or preferential right to purchase or subscribe to the Capital Stock.

     5.3.10  Voting Rights.
             -------------

     (a)     General. Except as otherwise provided in this Certificate or
             -------
required by law, (i) the holders of the Common Stock shall be entitled to vote on all matters requiring stockholder action, each outstanding share of Class A Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote and each share of Class B Common Stock shall entitle the holder thereof to a number of votes equal to the number of votes which could be cast in such vote by a holder of the shares of Class A Common Stock into which such share of Class B Common Stock is convertible on the record date for such vote, and (ii) the holders of the Class A Common Stock, Class B-1 Common Stock and Class B-2 Common Stock shall vote together as one class on all such matters. Notwithstanding the foregoing, unless otherwise required by law, (i) except as set forth in Sections 5.3.10(b) and 5.3.10(c) with respect to holders of Class B Common Stock, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (or on any amendment to a certificate of designations of any series of Preferred Stock) that only alters or changes the powers, preferences, rights or other terms of one or more outstanding series or class of Preferred Stock if the holders of such series or class of Preferred Stock are entitled to vote or consent, either separately or together with the holders of one or more other such series or classes of Preferred Stock, on such amendment pursuant to this Certificate (or pursuant to a certificate of designations of any series of Preferred Stock) or pursuant to the DGCL, (ii) holders of Class A Common Stock, as such, shall not be entitled to vote on any matter submitted to a vote of the holders of Class B Common Stock pursuant to Sections 5.3.10(b) and 5.3.10(c),
(iii) holders of Class A Common Stock and Class B Common Stock shall be entitled to vote for Directors only as set forth in Article VIII below, and (iv) holders of Common Stock, as such, shall not be entitled to vote on or consent to any matter submitted to a vote of any series of Preferred Stock in which the holders of such series of Preferred Stock, either separately or together with any other series of Preferred Stock, are entitled to vote pursuant to this Certificate or a certificate of designations of a series of Preferred Stock, unless otherwise provided in such certificate of designations.

     (b)     Matters Subject to Approval of Holders of Class B Common Stock.  In
             --------------------------------------------------------------
addition to any other voting rights provided in this Certificate or required by law, the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class B-1 Common Stock and Class B-2 Common Stock voting or consenting, as the case may be, together as a separate class shall be required for the Corporation to:

             (i) amend or repeal any provision of, or add any provision to, this Certificate or the By-Laws so as to affect adversely the powers, rights, preferences including, without limitation, the conversion rights (including the Conversion Ratio) or voting rights, of the shares of Class B-1 Common Stock or Class B-2 Common Stock;

             (ii) amend or repeal any provision of, or add any provision to, either of the Series A Certificates of Designations;

             (iii) authorize the issuance of or issue any additional shares of Class B-1 Common Stock or Class B-2 Common Stock, other than upon the conversion of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock, or pursuant to the provisions of Section
     5.3.3. or Section 5.3.5;

             (iv) incur, or permit any of its Subsidiaries to incur, any Indebtedness (other than any Indebtedness under the Senior Credit Facility or the Senior Subordinated Notes) that would result in the Corporation having an Interest Coverage Ratio of less than 1.50:1.00; provided that such incurrence shall not constitute a violation of this clause (iv) unless the Indebtedness so incurred remains outstanding for at least 30 consecutive days following the initial incurrence thereof;

             (v) voluntarily file for bankruptcy, liquidation, dissolution or winding up of the Corporation;

             (vi)   increase the number of Directors to more than eleven, unless
     (A) the holders of Class B-1 Common Stock are entitled to elect an additional Class B-1 Director pursuant to Section 8.4, (B) the holders of Class B-2 Common Stock are entitled to elect an additional Class B-2 Director pursuant to Section 8.4, (C) the holders of Series A-2 Preferred Stock are entitled to elect an additional Class B-2 Director pursuant to the Series A-2 Certificate of Designations, in which case the number of Directors may be increased by the number of such additional Directors as provided in this Certificate, or (D) such increase is otherwise permitted in this Certificate;

             (vii) have less than three employees or officers of the Corporation or its Subsidiaries serve as Directors (and in the event of any vacancy resulting from the death, disability, resignation, disqualification or removal of such a Director, not have another employee or officer promptly elected or appointed as a Director to fill such vacancy) as provided in this Certificate;

             (viii) modify or repeal any of the provisions of the By-Laws (A) requiring that the Board of Directors meet no less frequently than once in every calendar quarter, or (B) requiring that each committee of the Board of Directors (including any audit or compensation committee, but excluding any nominating committees for the nomination of Directors) have, as members, a proportional number of Class B-1 Directors and Class B-2 Directors, as a group (in relation to the total number of Directors), unless (1) such representation is prohibited-by applicable law or rules of the Nasdaq National Market or such other national securities exchange upon which the Corporation's securities may be listed for trading from time to time, in which case such committees shall have, as members, the maximum number of Class B-1 Directors and Class B-2 Directors permitted by applicable law and rules of the Nasdaq National Market or such national securities exchange, or (2) the Class B-1 Directors and Class B-2 Directors elect not to serve on any such committee or (C) relating to the number, election, powers or rights of Class B-1 Directors, Class B-2 Directors or Non-Class B Directors; or

             (ix) enter into any agreement with any Affiliate of the Corporation (other than Subsidiaries of the Corporation) involving amounts in excess of $5 million.

     (c) So long as the sum of the Current Class B-1 Amount and the Current Class B-2 Amount is equal to or greater than 25% of the Initial Class B Amount and equal to or greater than 5% of the total issued and outstanding shares of Common Stock (assuming the conversion of all securities convertible into, and the exercise of all options, warrants or other arrangements representing the right to purchase or otherwise acquire, any shares of Common Stock), in addition to any other voting rights provided in this Certificate or required by law, the affirmative vote of the holders of at least two-thirds of the then outstanding shares of Class B-1 Common Stock and Class B-2 Common Stock voting or consenting, as the case may be, together as a separate class, shall be required for the Corporation to undertake, effect or consummate any transaction or series of transactions (i) described in clauses (i) through (iii) of Section 5.3.6,
(ii) involving a merger or consolidation of the Corporation with or into any Person, other than a merger or consolidation which would result in the Voting Stock of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent more than 50% of the combined voting power of the Voting Stock of the Corporation or the surviving entity or parent thereof outstanding immediately after such merger or consolidation or (iii) through which the Corporation causes a Change of Control to be effected.

     5.3.11  Transfer Restrictions. Any Transfer of shares of Class B Common
             ---------------------
Stock by a Restricted Holder to a Person other than a Permitted Transferee shall result in the automatic conversion (pursuant to Section 5.3.7(b)) into shares of Class A Common Stock of the shares of Class B Common Stock of such Restricted Holder so transferred.

The Corporation may, at its discretion, as a condition to the transfer or registration of transfer of Class B Common Stock to a purported Permitted Transferee, require the furnishing of affidavits or other proof as it deems reasonably necessary to establish that the proposed transferee is a Permitted Transferee. The term "Permitted Transferee" means, (a) with respect to a holder of Class B-1 Common Stock, (i) any direct or indirect Subsidiary of any Person who was a record holder of Series B Preferred Stock on the date of the initial filing of the Series B Certificate of Designations, (ii) any investment fund managed by Joseph Littlejohn & Levy, Inc., a Delaware corporation ("JLL"), (iii) any Person who is or becomes an investor in a fund managed by JLL including Joseph Littlejohn & Levy Fund III, L.P., a Delaware limited partnership, (iv) the heirs, executors, administrators, testamentary trustees or legatees of any individual who was a record holder of Series A-1 Preferred Stock or Series B Preferred Stock, (v) the spouses and the lineal descendants of any individual who owned shares of Series A-1 Preferred Stock or Series B Preferred Stock on the date of the initial filing of the Series A-1 Certificate of Designations and the Series B Certificate of Designations, and (vi) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only (A) an individual who was a holder of Series A-1 Preferred Stock or Series B Preferred Stock on the date of the initial filing of the Series A-1 Certificate of Designations and the Series B Certificate of Designations, and (B) the Persons referred to in clause (v), and (b) with respect to a holder of Class B-2 Common Stock, (i) any Subsidiary of such holder, (ii) Rite Aid Corporation, a Delaware corporation, and any direct or indirect Subsidiary of Rite Aid Corporation, and (iii) any Person who is an institutional lender acquiring such shares of Class B-2 Common Stock or a security interest therein or pledge thereof from any Person referred to in clause (ii) as security for Indebtedness of such Person referred to in clause (ii) (including any such acquisition upon foreclosure).

                                  ARTICLE VI

                                     TERM
                                     ----

     The Corporation is to have perpetual existence.

                                  ARTICLE VII

                           WINDING UP; RECEIVERSHIP
                           ------------------------

     Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                 ARTICLE VIII

                          BOARD OF DIRECTORS; BY-LAWS
                          ---------------------------

     Section 8.1   General Powers. Except as otherwise expressly provided in
                   --------------
this Certificate, the property, affairs and business of the Corporation shall be managed under the direction of the Board of Directors and, except as otherwise expressly provided by the DGCL, this Certificate or the By-Laws, all of the powers of the Corporation shall be vested in the Board of Directors.

     Section 8.2   Number of Directors. The number of Directors of the
                   -------------------
Corporation shall initially be 11 and shall initially consist of three Class A Directors, two Class B-1 Directors, two Class B-2 Directors, three Class C Directors and one Class D Director. The number of Directors shall be subject to increase or decrease (i) as provided in this Certificate, (ii) pursuant to the terms of any Preferred Stock issued by the Corporation with the approval of a majority of the Class A Directors, a majority of the Class C Directors, and all of the Class B Directors, or (iii) as otherwise may be determined by the unanimous approval of the Board.

     Section 8.3   Reduction in Number of Class B Directors.
                   ----------------------------------------

     8.3.1   Reduction in Class B-1 Directors. Notwithstanding Section 8.2, if,
             --------------------------------
at any time, (i) the Current Class B-1 Amount shall represent less than 50% of the Initial Class B-1 Amount, then the number of Class B-1 Directors shall be reduced by one and the term of the Class B-1-II Director shall automatically terminate, and (ii) the Current Class B-1 Amount shall represent less than 10% of the Initial Class B-1 Amount, then the number of Class B-1 Directors shall be reduced to zero Class B-1 Directors and the term of the Class B-1-I Director shall automatically terminate.

     8.3.2   Reduction in Class B-2 Directors. Notwithstanding Section 8.2, if,
             --------------------------------
at any time after the second anniversary of the Effective Date, (i) the Current Class B-2 Amount shall represent less than 50% of the Initial Class B-2 Amount, then the number of Class B-2 Directors shall be reduced by one and the term of the Class B-2-II Director shall automatically terminate, and (ii) the Current Class B-2 Amount shall represent less than 10% of the Initial Class B-2 Amount, then the number of Class B-2 Directors shall be reduced to zero Class B-2 Directors and the term of the Class B-2-I Director shall automatically terminate.

     8.3.3 Reduction in Total Directors. Upon any reduction in the number of Class B-1 Directors or Class B-2 Directors pursuant to the terms of this Certificate, the total number of total Directors shall automatically be reduced by the number of the reduction in the number of Class B-1 Directors or Class B-2 Directors, as applicable.

     Section 8.4  Right of Holders to Elect Additional Directors.
                  ----------------------------------------------
Notwithstanding Sections 8.2 or 8.3, if a Voting Default shall occur after the Effective Date and:

          (i) if there are shares of Class B-1 Common Stock issued and outstanding at the time of such Voting Default, then the total number of Directors shall be increased by one additional Director, which is hereby deemed to be a Class B-1 Director, and the total number of Directors constituting the Class B-1 Directors shall be automatically increased by one and (A) prior to the first annual meeting of stockholders after such Voting Default, such additional Director shall be designated by the Class B-1 Directors, and (B) at and following the first annual meeting of stockholders after the date of such Voting Default, such additional Director shall be elected by the holders of shares of Class B-1 Common Stock, voting or consenting separately as a single class; and

          (ii) if there are shares of Class B-2 Common Stock issued and outstanding at the time of such Voting Default, then the total number of Directors shall be increased by one additional Director, which is hereby deemed to be a Class B-2 Director, and the total number of Directors constituting the Class B-2 Directors shall be automatically increased by one and (A) prior to the first annual meeting of stockholders after such Voting Default, such additional Director shall be designated by the Class B-2 Directors, and (B) following the first annual meeting of stockholders after the date of such Voting Default, such additional Director shall be elected by the holders of shares of Class B-2 Common Stock voting or consenting separately as a single class.

     Any additional Directors elected pursuant to this Section 8.4 shall not be divided into classes pursuant to Section 8.5.6, the term of any such Director elected by holders of Class B-1 Common Stock shall automatically terminate when the number of Class B-1 Directors is reduced to zero pursuant to Section 8.3.1, and the term of any such Director elected by holders of Class B-2 Common Stock shall automatically terminate when the number of Class B-2 Directors is reduced to zero pursuant to Section 8.3.2.

     Section 8.5   Election of Directors.
                   ---------------------

     8.5.1   Class A Directors. Prior to each annual meeting of stockholders,
             -----------------
the Corporation's nominees for Class A Directors standing for election at such meeting shall be nominated by a majority of the Class A and Class C Directors then in office. The Class A Directors shall be elected by plurality vote of the holders of the shares of Class A Common Stock, voting or consenting (as the case may be) separately as a single class. Each Class A Director so elected shall at the time of such election be designated as a Class A-I Director, a Class A-II Director or a Class A-III Director, as applicable, and shall hold office as set forth in Section 8.5.6.

     8.5.2   Class B-1 Directors. Prior to each annual meeting of stockholders,
             -------------------
the Corporation's nominees for Class B-1 Directors standing for election at such meeting shall be nominated by a majority of the Class B-1 Directors then in office. The Class B-1 Directors shall be elected by plurality vote of the holders of the shares of Class B-1 Common Stock, voting or consenting (as the case may be) separately as a single class. Other than the Class B-1 Director elected or appointed pursuant to Section 8.4, each Class B-1 Director so elected, shall at the time of such election be designated as a Class B-1-I Director or a Class B-1-II Director, as applicable, and shall hold office as set forth in Section 8.5.6.

     8.5.3   Class B-2 Directors. Prior to each annual meeting of stockholders,
             -------------------
the Corporation's nominees for Class B-2 Directors standing for election at such meeting shall be nominated by a majority of the Class B-2 Directors then in office. So long as there are any outstanding shares of Series A-2 Preferred Stock, the Class B-2 Directors shall be elected by holders of Series A-2 Preferred Stock pursuant to the Series A-2 Certificate of Designations. From and after the conversion of the Series A-2 Preferred Stock into Class B-2 Common Stock, the Class B-2 Directors shall be elected by plurality vote of the holders of the shares of Class B-2 Common Stock, voting or consenting (as the case may be) separately as a single class, present in person or by proxy at such meeting and entitled to vote on the election of Class B-2 Directors. Other than the Class B-2 Director elected or appointed pursuant to Section 8.4, each Class B-2 Director so elected shall at the time of such election be designated as a Class B-2-I Director or a Class B-2-II Director, as applicable, and shall hold office as set forth in Section 8.5.6.

     8.5.4   Class C Directors. Prior to each annual meeting of stockholders,
             -----------------
the Corporation's nominees for Class C Directors standing for election at such meeting shall be nominated by vote of a majority of the Class A and Class C Directors then in office. The Class C Directors shall be elected by plurality vote of the holders of the shares of Class A Common Stock, voting or consenting (as the case may be) separately as a single class. Each Class C Director so elected shall at the time of such election be designated as a Class C-I Director, a Class C-II Director or a Class C-III Director, as applicable, and shall hold office as set forth in Section 8.5.6.

     8.5.5   Class D Director.  Prior to each annual meeting of stockholders the
             ----------------
record date for which is prior to the Class D Termination Date, the Corporation's nominee for the Class D Director shall be an individual designated by vote of (i) a majority of the Class A Directors then in office, and (ii) approved by all of the Class B Directors then in office, such approval not to be unreasonably withheld. The Class D Director shall be elected by plurality vote of the holders of the shares of Common Stock, voting together as a single class. Following the Class D Termination Date, the class of Class C Directors shall increase by one, the Class D Director then in office shall become a Class C Director and the class of Class D Director shall cease to exist.

     8.5.6   Classification by Term of Office. The Class A Directors shall be
             --------------------------------
divided into three classes, designated Class A-I, Class A-II and Class A-III, with one Class A-I Director, one Class A-II Director and one Class A-III Director. The Class B-1 Directors shall be divided into two classes, designated Class B-1-I, and Class B-1-II, with one Class B-1-I and one Class B-1-II Director. The Class B-2 Directors shall be divided into two classes, designated Class B-2-I and B-2-II, with one Class B-2-I Director and one Class B-2-II Director. The Class C Directors shall be divided into three classes, designated Class C-I, Class C-II and Class C-III, with one Class C-I Director, one Class C-II Director and one Class C-III Director. The term of the initial Class A-I, Class B-1-I, Class B-2-I and Class C-I Directors shall terminate on the first annual meeting of stockholders of the Corporation following the Effective Date, the term of the initial Class A-II, Class B-1-II, Class B-2-II and Class C-II Directors shall terminate on the second annual meeting of stockholders of the Corporation following the Effective Date, and the term of the initial Class A-III, Class C-III Director and Class D Director shall terminate on the third annual meeting of stockholders of the Corporation following the Effective Date. At each annual meeting of stockholders of the Corporation, successors to the Directors whose terms expire at that annual meeting shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as otherwise provided herein, a Director shall hold office until the annual meeting of stockholders for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Section 8.6   Directors Elected by Holders of Preferred Stock.
                   -----------------------------------------------
Notwithstanding anything in the foregoing to the contrary, except as provided herein with respect to the Class B-2 Directors elected by the holders of Series A-2 Preferred Stock pursuant to Section 8.5.3, the holders of any one or more series of Preferred Stock may have the right to elect Directors if the creation of such series of Preferred Stock was authorized by a majority of the Class A Directors, a majority of the Class C Directors and all of the Class

B Directors. The election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of any certificate of designations applicable thereto (authorized in accordance with the preceding sentence), and the Directors so elected shall not be divided into classes pursuant to Section 8.5.6.

     During any period when the holders of any series of Preferred Stock have the right to elect additional Directors as provided for or fixed pursuant to the terms of such series of Preferred Stock, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of Directors of the Corporation shall automatically be increased by such specified number of Directors, and the holders of such Preferred Stock shall be entitled to elect the additional Directors so provided for or fixed pursuant to said provisions and (ii) each such additional Director shall serve until such Director's successor shall have been duly elected and qualified, or until such Director's right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to such Director's earlier death, disqualification, resignation or removal. Except as otherwise provided by the Board of Directors in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional Directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional Directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional Directors, shall forthwith terminate and the total and authorized number of Directors of the Corporation shall be reduced accordingly.

     Section 8.7   Removal of Directors; Qualification. Subject to the rights,
                   -----------------------------------
if any, of any class or series of Preferred Stock to elect Directors and to remove any Director whom the holders of any such stock have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office without cause only by the affirmative vote or consent of the holders of at least a majority of the votes represented by the shares then entitled to vote in the election of such Director.

     Section 8.8   Vacancies.
                   ---------

     (a) Except as otherwise provided in this Certificate with respect to the right of the holders of any class or series of Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled:

          (i) in the case of the Class A Directors, either (A) by the nomination by a majority of the remaining Class A and Class C Directors and election by the same stockholder vote as is required for the election of Class A and Class C Directors or (B) by the vote of a majority of the remaining Class A and Class C Directors then in office,

          (ii) in the case of the Class B-1 Directors, either (A) by the nomination by all of the remaining Class B-1 Directors and election by the same stockholder vote as is required for the election of Class B-1 Directors or (B) by the vote of all of the remaining Class B-1 Directors then in office,

          (iii) in the case of the Class B-2 Directors, either (A) by the nomination by all of the remaining Class B-2 Directors and election by the same stockholder vote as is required for the election of the Class B-2 Directors or (B) by the vote of all of the remaining Class B-2 Directors then in office,

          (iv) in the case of the Class C Directors, either (A) by the nomination by a majority of the remaining Class A and Class C Directors and election by the same stockholder vote as is required for the election of Class C Directors or (B) by the vote of the remaining Class A and Class C Directors then in office, and

          (v) in the case of the Class D Director (A) by the nomination by a majority of the Class A Directors, and approved by all of the Class B Directors then in office (such approval not to be unreasonably withheld), and election by the same stockholder vote as is required by the election of the Class D Director, or (B) by the vote of a majority of the Class A Directors, and approved by all of the Class B Directors then in office (such approval not to be unreasonably withheld).

     (b) Except as otherwise provided in this Certificate, any Director elected in accordance with Section 8.8(a) shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been duly elected and qualified or until such Director's earlier resignation or removal. Except as otherwise provided in this Certificate and subject to the rights (if any) of the holders of any series of Preferred Stock, when the number of Directors is increased or decreased, the Board of Directors shall determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided that no decrease in the number of Directors may shorten the term of any incumbent Director (except as otherwise provided in Sections 8.3, 8.4, 8.5.5 and 8.6).

     (c) In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until such vacancy is filled.

     Section 8.9   By-Laws.  Subject to applicable law and the right of the
                   -------
stockholders of the Corporation to adopt, amend or repeal the By-Laws of the Corporation the power to adopt, amend, or repeal the By-Laws of the Corporation shall be exercised by the Board of Directors of the Corporation.

     Section 8.10  Pertaining to the Chief Executive Officer. In addition to any
                   -----------------------------------------
other vote required by law, the affirmative vote of a majority of the Directors who are not Class A Directors shall be required for any decision of the Corporation regarding the appointment, removal or compensation of the Corporation's Chief Executive Officer, or any transaction between the Corporation (or any of its Subsidiaries) and the Corporation's Chief Executive Officer (or his or her Affiliates).

                                  ARTICLE IX

                             DIRECTORS' LIABILITY
                             --------------------

     To the fullest extent permitted by the DGCL, a Director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or amendment of this
Article IX by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any limitation on the personal liability of any director of the Corporation at the time of such repeal or amendment.

                                   ARTICLE X

                 INDEMNIFICATION OF DIRECTORS, OFFICERS, ETC.
                 --------------------------------------------

     The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Corporation), by reason of the fact that such person is or was a Director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, against all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorneys' fees and court costs) actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article X. The right to indemnification under this

Article X shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article X or otherwise. The Corporation may, by action of its Board of Directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the Board of Directors deems appropriate. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article X shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article X by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.

                                  ARTICLE XI

                                  AMENDMENTS
                                  ----------

     From time to time any of the provisions of this Certificate may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws and the provisions of this Certificate, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this
Article XI.

     IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by [_______], its [_______], this ____ day of ________________, ____.

                              ADVANCE PARADIGM, INC.


                              By:
                                  ----------------------------
                                  Name:
                                  Title:

                                                                       EXHIBIT A
                                                                       ---------

                         SERIES A-1 11% PREFERRED STOCK

                                       OF

                             ADVANCE PARADIGM, INC.

     Set forth below are the powers, designations, preferences and relative, participating, optional and other special rights, including voting rights, and qualifications, limitations and restrictions of the Series A-1 11% Preferred Stock of Advance Paradigm, Inc., a Delaware corporation (the "Corporation"). Such series of preferred stock, par value $0.01 per share, of the Corporation (the "Preferred Stock"), was initially created by the Board of Directors of the Corporation (the "Board of Directors") pursuant to the Amended and Restated Certificate of Incorporation of the Corporation (as may be amended from time to time, the "Certificate of Incorporation") and such series is now expressly incorporated by reference into Section 5.2 of the Second Amended and Restated Certificate of Incorporation of the Corporation.

     Section 1.  Designation and Number.
                 ----------------------
     (a) Such series of Preferred Stock is designated as Series A-1 11% Preferred Stock (the "Series A-1 Preferred Stock"), and the number of shares constituting such series is 517,573 shares. A total of 65,854 shares of Series A-1 Preferred Stock shall be initially issued, and 451,719 shares of Series A-1 Preferred Stock shall be reserved for issuance in accordance with Section 4(a) and may not be issued for any other purpose.

     (b) Shares of Series A-1 Preferred Stock issued and reacquired in any manner by the Corporation, including by purchase or redemption, shall (upon compliance with any applicable provisions of DGCL) have the status of authorized and unissued shares of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock other than as Series A-1 Preferred Stock.

     Section 2.  Definitions.  The following terms, as used in this Certificate
                 -----------
of Designations, shall have the following meanings:

          "Additional Series A-1 Shares" has the meaning set forth in Section
           ----------------------------
     4(a)(i).

          "Additional Shares of Common Stock" means all shares of Common Stock
           ---------------------------------
     issued or sold by the Corporation after the Issue Date, whether or not subsequently reacquired or retired by the Corporation, other than shares of Common Stock: (i) issued upon the conversion or exchange of any series or class of Capital Stock issued and outstanding on the Issue Date into another series or class of Capital Stock of the Corporation without any additional consideration to the Corporation by the holder thereof; (ii) issued upon conversion of any shares of Series A Preferred Stock or Series B Preferred Stock into any class or series of Common Stock; (iii) issued upon conversion of any shares of Class B Common Stock into Regular Common Stock; (iv) issued upon the exercise of options or warrants that have been issued prior to, and are outstanding as of, the Issue Date; (v) issued upon exercise of options granted prior to the 120th day following the Issue Date to employees, consultants, officers or directors of the Corporation pursuant to any stock option plan in effect on the Issue Date and consistent with past practice, but in any event not in excess of 25,000 shares of Common Stock during such 120-day period; (vi) issued prior to the 120th day following the Issue Date to customers in the ordinary course of business consistent with past practice, but in any event not in excess of 25,000 shares of Common Stock during such 120-day period; (vii) issued upon exercise of the Senior Subordinated Notes Warrants; and (viii) issued upon exercise of the Management Options.

          "Affiliate" means, with respect to any specified Person, any other
           ---------
     Person which, directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such specified Person. Control of any Person shall consist of the power to direct the management and policies of such Person (whether through the ownership of voting securities, by contract, as trustee or otherwise) and shall be deemed to exist upon the ownership of securities entitling the holder thereof to exercise more than 20% of the voting power in the election of directors of such Person (or other persons or bodies performing similar functions).

          "Board of Directors" has the meaning set forth in the Preamble hereto.
           ------------------

          "Business Day" means any day except Saturday, Sunday and any day on
           ------------
     which banking institutions in New York City, New York generally are authorized or required by law or other governmental action to be closed.

          "Capital Stock" means (i) all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of the Corporation, including each class or series of Common Stock or Preferred Stock, and (ii) any option, warrant or other arrangement representing the right to purchase or otherwise acquire any of the foregoing, including any securities convertible or exchangeable into any of the foregoing.

          "Certificate of Incorporation" has the meaning set forth in the
           ----------------------------
     Preamble hereto.

          "Change of Control" means the occurrence of either of the following:
           -----------------
     (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Excluded Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total issued Common Stock or total issued Voting Stock of the Corporation; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Class A and Class C Directors (together with any new Class A or Class C Directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Corporation was approved by a vote of a majority of the Class A and Class C Directors then still in office who were either Class A or Class C Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease to constitute a majority of the Class A and Class C Directors then in office.

          "Class A Directors" means (i) prior to the Restated Charter
           -----------------
     Effectiveness, the Directors referred to as "Class A Directors" in the Stockholders' Agreement, and (ii) following the Restated Charter Effectiveness, the Directors referred to as "Class A Directors" in the Restated Certificate of Incorporation.

          "Class B Common Stock" means the Class B-1 Common Stock and the Class
           --------------------
     B-2 Common Stock.

          "Class B-1 Common Stock" means the Class B-1 Common Stock to be
           ----------------------
     created as a separate class of Common Stock upon the Restated Charter Effectiveness pursuant to the Restated Certificate of Incorporation.

          "Class B-1 Directors" means the Directors (i) designated initially by
           -------------------
     holders of Series B Preferred Stock pursuant to the Series B Certificate of Designations and (ii) following the Restated Charter Effectiveness, elected of Incorporation.

          "Class B-2 Common Stock" means the Class B-2 Common Stock to be
           ----------------------
     created as a separate class of Common Stock upon the Restated Charter Effectiveness pursuant to the Restated Certificate of Incorporation.

          "Class B-2 Directors" means the Directors (i) designated initially by
           -------------------
     holders of Series A-2 Preferred Stock pursuant to the Series A-2 Certificate of Designations and (ii) following the Restated Charter Effectiveness, elected by holders of Class B-2 Common Stock pursuant to the Restated Certificate of Incorporation.

          "Class C Directors" means (i) prior to the Restated Charter
           -----------------
     Effectiveness, the Directors referred to as "Class C Directors" in the Stockholders' Agreement and (ii) following the Restated Charter Effectiveness, the Directors referred to as "Class C Directors" in the Restated Certificate of Incorporation.

          "Common Stock" means the common stock, par value $0.01 per share, of
           ------------
     the Corporation, whether voting or non-voting, of any series or class (including Regular Common Stock and, following the Restated Charter Effectiveness, the Class B Common Stock).

          "Consolidated Cash Flow" has the meaning given to such term in the
           ----------------------
     Senior Subordinated Notes Indenture.

          "Consolidated Interest Expense" means, with respect to any specified
           -----------------------------
     Person for any period, the sum, without duplication, of: (i) the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued, including original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with capital lease obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings and net of the effect of all payments made or received pursuant to hedging obligations and excluding amortization of deferred financing costs, plus
     (ii) the consolidated interest of such Person and its Subsidiaries that was capitalized during such period, plus (iii) any interest expense on Indebtedness of another Person that is guaranteed by that Person or any of its Subsidiaries or secured by a mortgage, lien, pledge, charge, encumbrance or other security interests on assets of such Person or any of its Subsidiaries.

          "Conversion" has the meaning set forth in Section 7(a).
           ----------

          "Conversion Date" means the first date on which any certificates for
           ---------------
     shares of Series A-1 Preferred Stock are surrendered by the Electing Holder to the Corporation for conversion into Class B-1 Common Stock.

          "Conversion Price" has the meaning set forth in Section 7(b).
           ----------------

          "Conversion Ratio" has the meaning set forth in Section 7(b).
           ----------------

          "Convertible Securities" means any evidences of indebtedness, shares
           ----------------------
     (other than shares of Regular Common Stock) or other securities that, by their terms, are directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock. For avoidance of doubt, it is stipulated that the following are not Convertible Securities: (i) shares of Series A Preferred Stock issued as a dividend on shares of Series A Preferred Stock; and (ii) shares of Series B Preferred Stock issued in accordance with the JLL Exchange Agreement.

          "Corporation" has the meaning set forth in the Preamble hereto.
           -----------

          "Current Market Price" means, as of any date, the average of the daily
           --------------------
     Market Prices of the Regular Common Stock for twenty consecutive trading days immediately preceding such date.

          "DGCL" means the General Corporation Law of the State of Delaware.
           ----

          "Director" means a member of the Board of Directors.
           --------

          "Dividend Payment Date" means March 31st, June 30th, September 30th
           ---------------------
     and December 31st of each year, unless such day is not a Business Day, in which case Dividend Payment Date shall be the next succeeding Business Day.

          "Dividend Period" means (i) the period beginning on the Dividend Start
           ---------------
     Date and ending on the first Dividend Payment Date, and (ii) thereafter, the quarterly periods from (and including) the first day of a Dividend Period until the end of such period.

          "Dividend Rate" means, with respect to any share of Series A-1
           -------------
     Preferred Stock, (i) from (and including) the Dividend Start Date to (and including) September 30, 2001, a rate per annum equal to 11% of the Liquidation Preference for such share as of the first day of the applicable Dividend Period, (ii) from (and including) October 1, 2001 to (and including) March 31, 2002, a rate per annum equal to thirteen percent (13%) of the Liquidation Preference for such share as of the first day of the applicable Dividend Period, and (iii) from (and including) and after April 1, 2002, a rate per annum equal to

     16% of the Liquidation Preference for such share as of the first day of the applicable Dividend Period.

          "Dividend Start Date" means the 120th day following the Issue Date.
           -------------------

          "Electing Holder" has the meaning given in Section 7(a).
           ---------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
     and the rules and regulations promulgated thereunder.

          "Excluded Holders" means (i) the Corporation and its Subsidiaries,
           ----------------
     (ii) the Principals and the Related Parties of the Principals, (iii) the Permitted Transferees, and the Affiliates of Permitted Transferees, (iv) the holders of shares of Series A-2 Preferred Stock and Series B Preferred Stock on the Issue Date and the "Permitted Transferees" (as defined in the Series A-2 Certificate of Designations or the Series B Certificate of Designations, as the case may be) and the Affiliates of the Persons referred in this clause (iv), and (v) any Person permitted or required to receive shares of Series B Preferred Stock pursuant to the JLL Exchange Agreement, the "Permitted Transferees" (as defined in the Series B Certificate of Designations) of such Persons (assuming that they are holders of Series B Preferred Stock), and the Affiliates of the Persons referred to in this clause (v).

          "GAAP" means accounting principles and practices generally accepted
           ----
     from time to time in the United States as in effect on the Issue Date.

          "Holder" means a record holder of shares of Series A-1 Preferred
           ------
     Stock.

          "Indebtedness" has the meaning given to such term in the Senior
           ------------
     Subordinated Notes Indenture.

          "Interest Coverage Ratio" means, as of any determination date, the
           -----------------------
     ratio of Consolidated Cash Flow to Consolidated Interest Expense during the four-quarter period of the most recent four consecutive fiscal quarters ending prior to such determination date. In the event of any incurrence, assumption, guarantee, repayment, repurchase or redemption of any Indebtedness (other than ordinary working capital borrowings, excluding borrowings under the Senior Credit Facility) subsequent to the commencement of the period for which the Interest Coverage Ratio is being calculated and on or prior to the date or event for which the calculation of the Interest Coverage Ratio is made (the "Calculation Date"), then the Interest Coverage Ratio shall be calculated giving effect to the incurrence, assumption, guarantee, repayment, repurchase or redemption of such Indebtedness, and the use of the proceeds therefrom, as if the same had occurred at the beginning of the applicable four-quarter period.

          "Issue Date" means the original date of issuance of shares of Series
           ----------
     A-1 Preferred Stock.

          "JLL" has the meaning set forth in Section 12.
           ---

          "JLL Exchange Agreement" means the Exchange Agreement dated as of the
           ----------------------
     Issue Date between the Corporation and Joseph Littlejohn & Levy Fund III, L.P., a Delaware limited partnership, relating to the exchange of shares of Regular Common Stock into shares of Series B Preferred Stock, as the same may be amended, supplemented or restated from time to time.

          "Junior Stock" means (i) prior to the Restated Charter Effectiveness,
           ------------
     the securities referred to in clause (i) of Section 3(a), and (ii) following the Restated Charter Effectiveness, the securities referred to in clause (i) of Section 3(b), in each case subject to Section 3(c).

          "Liquidation Event" means any voluntary or involuntary liquidation,
           -----------------
     dissolution or winding up of the affairs of the Corporation.

          "Liquidation Preference" means, for each share of Series A-1 Preferred
           ----------------------
     Stock as of any date, (i) $1,000, plus (ii) in the case of any accumulated and unpaid dividends or distributions on such share as of such date payable in Additional Series A-1 Shares, (A) the number of such Additional Series A-1 Shares times $1,000 plus (B) the amounts referred to in clauses (iii) and (iv) of this definition for the accumulated and unpaid dividends thereon, (iii) all accumulated and unpaid cash dividends and distributions on such share as of such date, plus (iv) the Market Price of all other accumulated and unpaid dividends and distributions on such share as of such date (including an amount equal to a prorated dividend for the period from the last Dividend Payment Date to the date fixed for redemption, liquidation, dissolution or winding up, if any).

          "Management Options" means options to purchase up to an aggregate of
           ------------------
     1,790,000 shares of Common Stock at an initial exercise price of $20 per share issued to officers and employees on or before the Issue Date. For purposes of this Certificate of Designations, the Management Options shall be deemed issued before the Issue Date.

          "Mandatory Redemption Obligation" means the Corporation's redemption
           -------------------------------
     obligation set forth in Section 6.

          "Mandatory Redemption Price" has the meaning set forth in Section
           --------------------------
     6(a).

          "Market Price" means: (a) with respect to any security, on any given
           ------------
     day, (i) if such security is listed or authorized for trading on a national securities exchange, the last sale price of such security, regular way, on such date, or if no such sale takes place on such date, the average of the closing bid and asked prices thereof, on such date, in each case as officially reported on the principal national securities exchange on which such security is listed or authorized for trading, (ii) if such security is not listed or authorized for trading on a national securities exchange but is quoted on the Nasdaq National Market, (A) the price of the last trade, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or (B) if such security is so traded, but no such last trade information is reported, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market,
     (iii) if such security is not listed or authorized for trading on a national securities exchange or the Nasdaq National

     Market or any comparable system but has a nationally recognized existing trading market, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose or (iv) if such security is not listed or authorized for trading on a national securities exchange or the Nasdaq National Market or any comparable system and does not have a nationally recognized existing trading market, the fair value of such security as (A) determined by an agreement between the Corporation and the Holders of a majority of the outstanding shares of Series A-1 Preferred Stock or (B) if the Corporation and such Holders fail to agree, determined jointly by an independent investment banking firm retained by the Corporation and by an independent investment banking firm retained by such Holders, or (C) if the Corporation or such Holders shall fail so to retain an independent investment banking firm within five Business Days of the retention of such firm by the Corporation or such Holders, as the case may be, determined solely by the firm so retained or
     (D) if the firms so retained by the Corporation and by such Holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm chosen by the first two such firms; and (b) with respect to any other asset or property, the fair market value of such asset or property as (i) determined by an agreement between the Corporation and the Holders of a majority of the outstanding shares of Series A-1 Preferred Stock or (ii) if the Corporation and such Holders fail to agree, determined jointly by an independent investment banking firm retained by the Corporation and by an independent investment banking firm retained by such Holders, or (iii) if the Corporation or such Holders shall fail so to retain an independent investment banking firm within five Business Days of the retention of such firm by the Corporation or such Holders, as the case may be, determined solely by the firm so retained or (iv) if the firms so retained by the Corporation and by such Holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm chosen by the first two such firms.

          "New Securities" means (a) prior to the Restated Charter
           --------------
     Effectiveness, any Capital Stock issued after the Issue Date, and (b) after the Restated Charter Effectiveness, any Capital Stock issued after such effectiveness by the Corporation for cash consideration, in each case other than (i) Capital Stock issued upon the conversion or exchange of any series or class of Capital Stock issued and outstanding on the Issue Date into another series or class of Capital Stock of the Corporation without any additional consideration to the Corporation by the holder thereof; (ii) Capital Stock issued upon conversion of any shares of Series A Preferred Stock or Series B Preferred Stock into any class or series of Common Stock;
     (iii) Regular Common Stock issued upon conversion of Class B Common Stock;
     (iv) shares of Series A Preferred Stock issued as a dividend on shares of Series A Preferred Stock; (v) dividends or distributions payable in shares of Capital Stock effected in accordance with Section 4(b) or 8(a); (vi) Capital Stock issued upon the exercise of options or warrants that have been issued prior to, and are outstanding as of, the Issue Date; (vii) Capital Stock issued to employees, consultants, officers or directors of the Corporation pursuant to any stock option plan in effect on the Issue Date and consistent with past practice or pursuant to a stock option plan adopted after the Issue Date; (viii) Capital Stock issued to holders of Series A-2 Preferred Stock or Series B Preferred Stock pursuant to the exercise by such holders of their preemptive rights contained in the Series A-2 Certificate of Designations or the Series B Certificate of Designations, as the case may be; (ix) Capital Stock issued upon exercise of the Senior Subordinated Notes Warrants; (x) Common Stock issued upon the exercise of Management Options; (xi) Capital Stock issued to customers in the ordinary course of business consistent with past practice, subject to a maximum amount, in any fiscal year of the Corporation, equal or equivalent to (A) 0.5% of the weighted average number of issued and outstanding shares of Common Stock during such fiscal year plus (B) the number of shares permitted under clause (A) for any fiscal year ending after the Issue Date but not previously expended; and (xii) shares of Series B Preferred Stock issued in accordance with the JLL Exchange Agreement.

          "Non-Class B Director" means any Director who is neither a Class B-1
           --------------------
     Director nor a Class B-2 Director.

          "Options" means rights, options or warrants to subscribe for, purchase
           -------
     or otherwise acquire either Additional Shares of Common Stock or Convertible Securities. For avoidance of doubt, it is expressly stipulated that the following are not Options: (i) any rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock referred to in clause (v) or (vi) of the definition of Additional Shares of Common Stock; and (ii) any right or option to acquire shares of Series B Preferred Stock pursuant to the JLL Exchange Agreement.

          "Parity Stock" means (i) prior to the Restated Charter Effectiveness,
           ------------
     the securities referred to in clause (ii) of Section 3(a) and (ii) following the Restated Charter Effectiveness, the securities referred to in clause (ii) of Section 3(b), in each case subject to Section 3(c).

          "Permitted Transferee" has the meaning set forth in Section 12.
           --------------------

          "Person" means any corporation, limited liability company,
           ------
     partnership, trust, organization, association, other entity or individual.

          "Preemptive Rights Notice" has the meaning given in Section 9(a).
           ------------------------

          "Preemptive Rights Portion" has the meaning given in Section 9(a).
           -------------------------

          "Preferred Stock" has the meaning set forth in the Preamble hereto.
           ---------------

          "Principals" has the meaning given to such term in the Senior
           ----------
     Subordinated Notes Indenture.

          "Record Date" means, with respect to a dividend payable on March 31,
           -----------
     June 30, September 30 and December 31 of each year, 5:00 p.m. (Eastern Standard Time) on the preceding March 15, June 15, September 15 and December 15, respectively.

          "Redemption Date" has the meaning given in Section 6(b).
           ---------------

          "Redemption Notice" has the meaning set forth in Section 6(b).
           -----------------

          "Related Parties" has the meaning given to such term in the Senior
           ---------------
     Subordinated Notes Indenture.

          "Regular Common Stock" means (i) initially, the class of Common Stock
           --------------------
     existing on the Issue Date, and (ii) upon the Restated Charter Effectiveness, the Class A Common Stock created as a separate class of Common Stock pursuant to the Restated Certificate of Incorporation.

          "Restated Certificate of Incorporation" means the Second Amended and
           -------------------------------------
     Restated Certificate of Incorporation of the Corporation in the form attached as Exhibit B to the Stockholders' Agreement (as the same may from time to time be amended (x) prior to the Restated Charter Effectiveness, pursuant to the Stockholders' Agreement, and (y) after the Restated Charter Effectiveness, pursuant to such Restated Certificate of Incorporation and the DGCL), to be submitted for Stockholder Approval and following Stockholder Approval filed according to the DGCL with the Secretary of State of the State of Delaware.

          "Restated Charter Effectiveness" means the date of the filing of the
           ------------------------------
     Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in accordance with the DGCL following Stockholder Approval.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
     rules and regulations promulgated thereunder.

          "Senior Credit Facility" means the credit facilities evidenced by, and
           ----------------------
     the loans and borrowings extended to the Corporation pursuant to the $825 million Senior Credit Agreement, dated on or about the Issue Date, among the Corporation, as borrower the subsidiary guarantors parties thereto, the initial lenders, initial issuing bank and swing line bank named therein, Bank of America, N.A., as Collateral Agent and Administrative Agent, Bank One, N.A., as Documentation Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Book-Runner, Lead Arranger and Syndication Agent, and Bank of America Securities LLC, as Joint Book-Runner and Joint Lead Arranger, and any one or more deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments, modifications or supplements thereto or replacements thereof (including, without limitation, any amendment increasing the amount that may be borrowed thereunder) and any agreement providing therefor whether by or with respect to the same or any other agents, lenders, creditors or group of creditors (or any combination thereof) and including related notes, guarantee agreements, security agreements and other instruments executed in connection therewith.

          "Senior Stock" means the securities referred to in clause (iii) of
           ------------
     Section 3(b), subject to Section 3(c).

          "Senior Subordinated Notes" means the Corporation's Senior
           -------------------------
     Subordinated Notes due 2010 issued on or about the Issue Date in the initial principal amount of $200,000,000 (the "initial notes") and any notes registered under the Securities Act that are issued in exchange for such notes and any deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments or supplements thereto or replacements thereof.

          "Senior Subordinated Notes Indenture" means the Indenture, dated as of
           -----------------------------------
     October 2, 2000, between the Corporation and U.S. Trust of Texas, N.A., as trustee pursuant to which the Corporation's Senior Subordinated Notes due 2010 in the initial principal amount of $200,000,000 are issued, as the same may be amended from time to time.

          "Senior Subordinated Notes Warrants" means the warrants to purchase
           ----------------------------------
     Regular Common Stock issued on or about the Issue Date to Rite Aid Corporation. For purposes of this Certificate of Designations, the Senior Subordinated Notes Warrants shall be deemed to have been issued before the Issue Date.

          "Series A Preferred Stock" means the Series A-2 Preferred Stock and
           ------------------------
     Series A-1 Preferred Stock.

          "Series A Certificates of Designations" means the Series A-2
           -------------------------------------
     Certificate of Designations and this Certificate of Designations.

          "Series A-2 Certificate of Designations" means (i) initially, the
           --------------------------------------
     Certificate of Designations for the Series A-2 Preferred Stock filed pursuant to the DGCL with the Secretary of State of the State of Delaware on or about the Issue Date, and (ii) following the Restated Charter Effectiveness, Exhibit A to the Restated Certificate of Incorporation, in each case, as amended, supplemented or restated from time to time.

          "Series A-2 Preferred Stock" means the Preferred Stock designated by
           --------------------------
     the Board of Directors as Series A-2 11% Preferred Stock and having the powers, designations, preferences, and the relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in the Series A-2 Certificate of Designations.

          "Series A-1 Preferred Stock" has the meaning set forth in Section 1.
           --------------------------

          "Series B Certificate of Designations" means (i) initially the
           ------------------------------------
     Certificate of Designations for the Series B Preferred Stock filed pursuant to the DGCL with the Secretary of State of the State of Delaware on or about the Issue Date, and (ii) following the Restated Charter Effectiveness, Exhibit C to the Restated Certificate of Incorporation, in each case, as amended, supplemented or restated from time to time.

          "Series B Preferred Stock" means the Preferred Stock designated by the
           ------------------------
     Board of Directors as Series B Convertible Preferred Stock and having the powers, designations, preferences, and the relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in the Series B Certificate of Designations.

          "Stockholder Approval" means the approval by the stockholders of the
           --------------------
     Corporation of the adoption of the Restated Certificate of Incorporation and of the authorization and issuance of the Class B Common Stock to be issued to the Holders and the holders of the Series A-2 Preferred Stock and Series B Preferred Stock in accordance with the terms of this Certificate of Designations, the Series A-2 Certificate of Designations and the Series B Certificate of Designations.

          "Stockholders' Agreement" means the Stockholders' Agreement, dated on
           -----------------------
     or about the Issue Date, among the Corporation, Joseph Littlejohn & Levy Fund III, L.P., Rite Aid Corporation and the other Persons named therein, as the same may be amended, supplemented or restated from time to time

          "Subsidiary" means, with respect to any specified Person:  (i) any
           ----------
     corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by a Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (A) the sole general partner or the managing general partner of which is the Person or a Subsidiary of that Person or (B) the only general partners of which are the Person or one or more Subsidiaries of that Person (or any combination thereof).

          "Transfer" means any direct or indirect (including, without
           --------
     limitation, through the transfer of a controlling interest in a Permitted Transferee) sale, transfer, assignment, grant of participation interest in, option, pledge, hypothecation, encumbrance or other disposition.

          "Voting Stock" means, with respect to any Person, the Capital Stock of
           ------------
     any class or kind ordinarily having the power to vote generally for the election of directors (or other persons or bodies performing similar functions) of such Person.

     Section 3.  Rank.
                 ----
     (a)  Prior to the Restated Charter Effectiveness.  Prior to and until the
          -------------------------------------------
Restated Charter Effectiveness, the Series A-1 Preferred Stock shall, with respect to dividends and distributions and upon a Liquidation Event, rank:

          (i) senior to (A) all classes or series of Common Stock and (B) each other class or series of Capital Stock of the Corporation created after the Issue Date and prior to the Restated Charter Effectiveness; and

          (ii) on a parity with the Series A-2 Preferred Stock and the Series B Preferred Stock.

     (b)  Following the Restated Charter Effectiveness.  Upon and following the
          --------------------------------------------
Restated Charter Effectiveness, the Series A-1 Preferred Stock shall, with respect to dividends and distributions and upon a Liquidation Event, rank:

          (i)  senior to all classes or series of Common Stock;

          (ii) on a parity with the Series A-2 Preferred Stock;

          (iii) junior to each series or class of Preferred Stock created after the Restated Charter Effectiveness.

     (c) The respective definitions of Junior Stock, Parity Stock and Senior Stock shall also include any options, warrants or other rights exercisable or exchangeable for or convertible into any of the Junior Stock, Parity Stock or Senior Stock, as the case may be.

     Section 4.  Dividends.
                 ---------

     (a)  Prior to the Restated Charter Effectiveness.  Prior to and until the
          -------------------------------------------
Restated Charter Effectiveness:

          (i) Beginning on the Dividend Start Date, the Holders of outstanding shares of Series A-1 Preferred Stock shall be entitled to receive (if and to the extent of surplus legally available therefor), dividends at the Dividend Rate payable solely in additional shares of Series A-1 Preferred Stock ("Additional Series A-1 Shares") in accordance with the terms of this
     Section 4. Following the Dividend Start Date, such dividends shall be payable quarterly in arrears on each Dividend Payment Date for the Dividend Period ending on such Dividend Payment Date. Dividends on the Series A-1 Preferred Stock shall accrue (whether or not declared) and be cumulative from (and including) the first day of each Dividend Period in which dividends may be payable, and accrued dividends for each Dividend Period shall accumulate to the extent not paid on the Dividend Payment Date for such Dividend Period; provided that dividends on Additional Series A-1 Shares shall accrue from (and including) the date such Additional Series A-1 Shares are issued pursuant to this Section 4(a), whether or not in any Dividend Period there shall be surplus of the Corporation legally available for the payment of such dividends. Each such dividend shall be payable to the Holders of shares of Series A-1 Preferred Stock on the corresponding Record Date.

          (ii) The amount of dividends payable for each full Dividend Period for the Series A-1 Preferred Stock shall be computed by dividing the applicable Dividend Rate by four. The amount of dividends payable for any period shorter or longer than a full Dividend Period, shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of shares of Series A-1 Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends as herein provided. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the Series A-1 Preferred Stock that may be in arrears; except that if dividends are not paid in full on any Dividend Payment Date, dividends will cumulate as if the unpaid dividends were payable in cash and the Liquidation Preference had been increased by the amount of unpaid dividends until paid.

          (iii) Dividends on the shares of Series A-1 Preferred Stock pursuant to this Section 4(a) shall continue to accrue and accumulate until full cumulative dividends (including an amount equal to a prorated dividend for the period from the last Dividend

     Payment Date to (but not including) the date of the Restated Charter Effectiveness) have been declared and paid on the Series A-1 Preferred Stock for all Dividends Periods terminating prior to the date of the Restated Charter Effectiveness; provided that such dividends shall cease to accrue or accumulate on (but not including) the date of the Restated Charter Effectiveness.

          (iv) The number of Additional Series A-1 Shares to be issued as dividends pursuant to this Section 4(a) will equal the cash amount of the dividend that would have been payable on a share of Series A-1 Preferred Stock if dividends were payable in cash, divided by $1,000, rounded to the nearest full share, up or down, after taking into account all shares of Series A-1 Preferred Stock owned by the Holder thereof, provided that if the resulting fractional share held by such Holder equals one-half of a share of Series A-1 Preferred Stock, such fractional share shall be rounded up to the nearest full share.

          (v) Accrued dividends for any past Dividend Periods may be declared and paid on any subsequent Dividend Payment Date or any other date established by the Board.

     (b)  Following the Restated Charter Effectiveness.  Upon and following the
          --------------------------------------------
Restated Charter Effectiveness, in the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any dividend or distribution on shares of any class or series of Common Stock (other than any dividend or distribution payable in shares of Common Stock effected in accordance with Section 8(a)), then and in each such event each Holder shall be entitled to receive the amount of such dividend or distribution that such Holder would have received had its shares of Series A-1 Preferred Stock been converted into Class B Common Stock pursuant to
Section 7 immediately prior to the record date for such dividend or distribution.

     (c)  Dividends or Distributions on Parity Stock. So long as any shares of
          ------------------------------------------
the Series A-1 Preferred Stock are outstanding, (i) no dividend or distribution may be declared or paid or set apart for payment on any Parity Stock by the Corporation, directly or indirectly, unless (A) such dividend or distribution is required by the terms of such Parity Stock pursuant to the certificate of designations for such Parity Stock (or other instrument pursuant to which such Parity Stock was created and setting forth the powers, designations, preferences and other special rights and qualifications, limitations and restrictions of such Parity Stock) as in effect on the initial issuance of such Parity Stock, and (B) all accumulated and unpaid dividends and distributions due to be paid on the Series A-1 Preferred Stock, and any redemption payments required by Section 6, have been or are contemporaneously paid or are being paid on a pro rata basis with any such Parity Stock, and (ii) except as otherwise provided in Section 6(f), no Parity Stock may be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available to a sinking fund for the redemption of any shares of such stock) by the Corporation directly or indirectly, unless (A) all accumulated and unpaid dividends and distributions due to be paid on the Series A-1 Preferred Stock, and any redemption payments required by Section 6, have been or are contemporaneously paid, and (B) such redemption, purchase or acquisition is required by the certificate of designations for such Parity Stock (or other instrument pursuant to which such Parity Stock was created and setting forth the powers, designations, preferences and other special rights and qualifications, limitations and restrictions of such Parity Stock) as in effect on the initial issuance of such Parity Stock.

     (d)  Dividends or Distributions on Junior Stock.  So long as any shares of
          ------------------------------------------
Series A-1 Preferred Stock are outstanding, no dividends or other distribution may be declared or paid or set apart for payment on any Junior Stock, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly, other than (i) a redemption, purchase or other acquisition of shares of Common Stock made solely pursuant to the terms of an employee incentive or benefit plan of the Corporation or its Subsidiaries, (ii) dividends or distributions on shares of Common Stock effected solely in accordance with
Section 4(b) or 8(g), and (iii) dividends or distributions made solely in Junior Stock effected in accordance with Section 8(a).

     Section 5.  Liquidation Rights.
                 ------------------
     (a) Upon the occurrence of a Liquidation Event, subject to the rights of holders of Senior Stock and Parity Stock, each Holder shall be entitled to be paid, before any distribution is made on any Junior Stock, out of the assets of the Corporation available for distribution to its stockholders an amount per share in cash equal to the greater of (i) the Liquidation Preference, as of the date fixed for the Liquidation Event, for each outstanding share of Series A-1 Preferred Stock held by such Holder and (ii) the amount such Holder would have received upon such final distribution if all outstanding shares of Series A-1 Preferred Stock had been converted into shares of Common Stock pursuant to
Section 7 (assuming that (A) the Restated Charter Effectiveness has occurred and
(B) all outstanding shares of Series A-2 Preferred Stock and Series B Preferred Stock had been converted into shares of Common Stock pursuant to the Series A-2 Certificate of Designations and the Series B Certificate of Designations, respectively, immediately prior to such Liquidation Event).

     (b) If the assets distributable in any such Liquidation Event to the Holders and to the holders of outstanding shares of all Parity Stock are insufficient to permit the payment to such holders of the full preferential amounts to which they may be entitled, such assets shall be distributed ratably among the holders of the outstanding shares of Series A-1 Preferred Stock and Parity Stock in proportion to the full preferential amount each such holder would otherwise be entitled to receive.

     (c) For purposes of this Section 5, a Liquidation Event shall, at the election of the Holders of a majority of the outstanding shares of Series A-1 Preferred Stock, voting separately as a single class, include (i) the consolidation or merger of the Corporation into any other corporation or entity if the Corporation is not the continuing or surviving corporation or entity of such consolidation or merger, (ii) the consolidation or merger of any other corporation or entity into the Corporation with the Corporation being the continuing or surviving corporation if, in connection with such consolidation or merger, the shares of Common Stock are changed into or exchanged for stock or other securities of any other Person or cash or any other property, and (iii) the transfer by the Corporation of all or substantially all of its properties or assets to any other corporation or entity (other than to a wholly-owned Subsidiary of the Corporation if such

Subsidiary remains wholly owned by the Corporation after such transfer or any other transaction or series of transactions related to such transfer).

     (d) After payment of the full preferential amount to which the Holders are entitled pursuant to this Section 5, the Holders shall not be entitled to any further participation in any distribution of assets of the Corporation, and all rights of the Holders with respect to their shares of Series A-1 Preferred Stock shall terminate.

     Section 6.  Redemption.
                 ----------
     (a) Unless the Restated Charter Effectiveness shall have occurred prior to the occurrence of the event described in clause (i) or (ii) of this Section 6(a), the Corporation shall redeem, to the extent of funds legally available therefor (determined pursuant to Section 6(e)), in the manner provided for in this Section 6 all of the then outstanding shares of Series A-1 Preferred Stock at the Liquidation Preference as of the Redemption Date (the "Mandatory Redemption Price") on (i) the eleventh anniversary of the Issue Date or (ii) in the event a Change of Control of the Corporation has occurred, upon receipt of notice (no later than 30 days following the later of the occurrence of such Change of Control or public announcement of the occurrence of such Change of Control) from the Holders of a majority of the outstanding shares of Series A-1 Preferred Stock demanding a redemption of the outstanding shares of Series A-1 Preferred Stock. The Corporation shall pay the Mandatory Redemption Price in cash. The date for any such redemption (the "Redemption Date") shall be (A) in the case of a redemption occurring pursuant to clause (i) of this Section 6(a), the date of the eleventh anniversary of the Issue Date, or if such date is not a Business Day, the first Business Day following such date, and (B) in the case of a redemption occurring pursuant to clause (ii) of this Section 6(a), a date to be fixed by the Corporation that is a Business Day no earlier than 30 days and no later than 60 days following the notice referred to in clause (ii) of this
Section 6(a).

     (b) No later than 20 days and no earlier than 60 days prior to the Redemption Date, the Corporation shall give written notice (the "Redemption Notice") to each Holder at such Holder's address as it appears on the stock books of the Corporation. The Redemption Notice shall state:

          (i)  whether the redemption is pursuant to clause (i) or (ii) of
     Section 6(a);

          (ii) the Mandatory Redemption Price;

          (iii)  Redemption Date; and

          (iv) the location (which shall be in New York City, New York) at which the Holder is to surrender to the Corporation (or its agent), for redemption, its certificate or certificates representing its shares of Series A-1 Preferred Stock, and the manner for the surrender of such certificate or certificates.

     (c) Each Holder shall surrender the certificate or certificates representing its shares of Series A-1 Preferred Stock to the Corporation, duly endorsed (or otherwise in proper form for transfer, as determined by the Corporation), in the manner and at the place designated in the Redemption Notice. On the Redemption Date, the Corporation shall pay, or cause to be paid, the full Mandatory Redemption Price for the shares so surrendered in cash (i) to the Person whose name appears on such certificate or certificates as the owner thereof, and, upon such payment, each surrendered certificate shall be canceled and retired and (ii) if such certificate is not surrendered by a Holder but the Holder certifies to the Corporation that the certificate or certificates representing its shares of Series A-1 Preferred Stock have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such lost, stolen or destroyed certificates (and, if requested by the Corporation, posts a customary bond reasonably satisfactory to the Corporation to cover such loss), to such Holder.

     (d) Unless the Corporation defaults in the payment of the applicable Mandatory Redemption Price, dividends on the shares of Series A-1 Preferred Stock shall cease to accumulate on the Redemption Date, and all rights of the Holders with respect to their Series A-1 Preferred Stock, other than the right to receive the Mandatory Redemption Price, shall terminate on the Redemption Date.

     (e) For the purpose of determining whether funds are legally available for redemption of Series A-1 Preferred Stock pursuant to this Section 6, (i) the Corporation shall value its assets at the highest amount permissible under applicable law, (ii) if the redemption is pursuant to clause (ii) of Section 6(a), the Corporation may, at its option, set aside the funds necessary to prepay, redeem or offer to purchase any Indebtedness of the Corporation or its Subsidiaries that, by its terms, has to be prepaid or redeemed, or requires that the Corporation or its Subsidiaries extend to the holders thereof an offer to purchase such Indebtedness, including the Senior Credit Facility and the Senior Subordinated Notes, and (iii) the Corporation may, at its option, set aside the funds necessary to satisfy any dividend, redemption or other obligations with respect to any Senior Stock or Parity Stock required by the certificate of designations for such Senior Stock or Parity Stock (or other instrument pursuant to which such Senior Stock or Parity Stock was created and setting forth the powers, designations, preferences and other special rights and qualifications, limitations and restrictions of such Senior Stock or Parity Stock).

     (f) If on the Redemption Date funds of the Corporation legally available therefor are insufficient to pay the Mandatory Redemption Price in full for all the shares of Series A-1 Preferred Stock, (i) the Corporation shall use funds to the extent legally available for such purpose, (ii) the Corporation shall effect the Mandatory Redemption Obligation pro rata according to the number of shares of Series A-1 Preferred Stock held by each holder and (iii) the Dividend Rate on any unpaid portion of the Mandatory Redemption Price shall be increased by 2%. If the Corporation is unable or fails to discharge its Mandatory Redemption Obligation, the Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge the Mandatory Redemption Obligation. If and so long as the Mandatory Redemption Obligation is not fully discharged, the Corporation may not, directly or indirectly, (A) redeem, purchase, or otherwise acquire any Parity Stock or Junior Stock or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Parity Stock or Junior Stock (except in connection with a redemption, sinking fund or other similar obligation regarding Parity Stock being satisfied on a pro rata basis) or (B) declare or make any dividend or distribution in respect of any Junior Stock.

     (g) Notwithstanding the foregoing, any Holder may, at any time prior to the close of business on the Business Day immediately preceding the Redemption Date, elect to convert, pursuant to Section 7(a), its shares of Series A-1 Preferred Stock into Common Stock in lieu of any redemption of its Series A-1 Preferred Stock. Upon such Conversion, the Holders shall no longer be entitled to any payment in connection with the redemption for the Series A-1 Preferred Stock.

     (h) The Corporation need not establish any sinking fund for the Mandatory Redemption Obligation.

     Section 7.  Conversion.
                 ----------
     (a)  Conversion Right.  At any time following the Restated Charter
          ----------------
Effectiveness, subject to and in compliance with the provisions of this Section 7, any Holder may, at such Holder's election, convert all, but not less than all, of such Holder's shares of Series A-1 Preferred Stock into shares of Class B-1 Common Stock (the "Electing Holder"), and upon any such conversion, all other outstanding shares of Series A-1 Preferred Stock shall automatically convert into shares of Class B-1 Common Stock (the "Conversion"). Notwithstanding any call for redemption pursuant to Section 6, the right to convert shares pursuant to this Section 7 shall terminate at the close of business on the Business Day immediately preceding the Redemption Date, unless the Corporation defaults in making payment of the Mandatory Redemption Price in full on the Redemption Date.

     (b)  Conversion Ratio.  The number of shares of Class B-1 Common Stock
          ----------------
deliverable upon Conversion of one share of Series A-1 Preferred Stock, adjusted as provided in Section 8, is referred to in this Certificate of Designations as the "Conversion Ratio." The Conversion Ratio, as of any date, shall be an amount equal to the Liquidation Preference as of such date divided by the Conversion Price. The "Conversion Price" will initially be $20.00, subject to adjustment from time to time pursuant to Section 8.

     (c)  Conversion Mechanics.
          --------------------

          (i) The Electing Holder shall surrender the certificate representing its shares of Series A-1 Preferred Stock at the principal office of the Corporation, with a written notice of election to convert completed and signed.

          (ii) On the Conversion Date, all outstanding shares of Series A-1 Preferred Stock shall be converted automatically without any further action by the Holders (and whether or not the certificates representing such shares are surrendered at the office of the Corporation). The Corporation shall issue certificates representing shares of Class B-1 Common Stock issuable upon the Conversion upon surrender of certificates representing the corresponding shares of Series A-1 Preferred Stock. Unless the shares issuable on Conversion by the Holder are to be issued in the same name as the name in which such shares of Series A-1 Preferred Stock are registered, each share surrendered shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the Holder or the Holder's duly authorized attorney. The Corporation shall not be obligated to issue certificates for shares of Class B-1 Common Stock in any name other than the name or names set forth on the certificates for the shares of Series A-1 Preferred Stock unless the requirements of the Stockholders' Agreement relating to the transfer of shares of Series A-1 Preferred Stock have been complied with or waived by the Corporation.

          (iii) Notwithstanding clause (i) or (ii) of this Section 7(c), if the Holder of any share or shares of Series A-1 Preferred Stock certifies to the Corporation that the certificates representing such share or shares have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such lost, stolen or destroyed certificates (and, if requested by the Corporation, posts a customary bond reasonably satisfactory to the Corporation to cover such loss), then the Corporation shall issue certificates representing the Class B-1 Common Stock issuable upon the Conversion in the name of such holder.

          (iv) As promptly as practicable after the delivery by the Holder of the certificates for shares of Series A-1 Preferred Stock (or in the case of a lost certificate, the certification, the agreement and, if requested, the posting of the bond described in clause (iii) of this Section 7(c)), the Corporation shall issue and shall deliver to such Holder, or, subject to compliance with the provisions Section 12 and the Stockholders' Agreement relating to the transfer of shares of Series A-1 Preferred Stock, on the Holder's written order to the Holder's transferee, (A) a certificate or certificates for the whole number of shares of Class B-1 Common Stock issuable upon the Conversion of such shares in accordance with the provisions of this Section 7, and (B) any cash adjustment required pursuant to Section 7(f).

          (v) The Conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date. The Person in whose name or names any certificate or certificates for shares of Class B-1 Common Stock shall be issuable upon such Conversion shall be deemed to have become the holder of record of the shares of Class B-1 Common Stock represented thereby at such time on the Conversion Date and the Conversion shall be into a number of whole shares of Class B-1 Common Stock equal to the product of the number of shares of Series A-1 Preferred Stock surrendered multiplied by the Conversion Ratio in effect on the applicable Conversion Date. All shares of Class B-1 Common Stock delivered upon conversion of the Series A-1 Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens, pledges and other security interests and not subject to any preemptive rights. As of the effective time of the Conversion, the shares of Series A-1 Preferred Stock so converted will no longer be deemed to be outstanding and all rights of a holder with respect to such shares so converted shall immediately terminate except the right to receive the Class B-1 Common Stock and other amounts payable pursuant to this Section 7.

     (d)  Reservation of Shares; Compliance with Laws. The Corporation covenants
          -------------------------------------------
that it will at all times following the Restated Charter Effectiveness reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Class B-1 Common Stock as shall be required for the purpose of effecting the Conversion of the Series A-1 Preferred Stock. Promptly (and in any event no later than two Business Days) following receipt of

Stockholder Approval, the Corporation shall file the Restated Certificate of Incorporation pursuant to the DGCL with the Secretary of State of the State of Delaware. Prior to the delivery of any Common Stock that the Corporation is obligated to deliver upon the Conversion, the Corporation shall comply with all applicable federal and state laws and regulations which require action to be taken by the Corporation.

     (e)  Transfer Taxes, etc.  The Corporation will pay any and all documentary
          -------------------
stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class B-1 Common Stock upon the Conversion, other than any tax payable in respect of any transfer involved in the issue or delivery of shares of Class B-1 Common Stock in a name other than that of the Holder of the Series A-1 Preferred Stock to be converted. The Corporation shall have the right not to issue or deliver any shares of Class B-1 Common Stock in a name other than that of the Holder of the Series A-1 Preferred Stock to be converted unless and until the Person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (f)  No Fractional Shares. No fractions of shares of Class B-1 Common Stock
          --------------------
shall be required to be issued to a Holder in connection with the Conversion. In lieu thereof, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Regular Common Stock on the Conversion Date.

     (g)  No Impairment.  The Corporation will not, through any reorganization,
          -------------
transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate following the Restated Charter Effectiveness in order to protect the conversion rights of the holders of the Series A-1 Preferred Stock against impairment. Without limiting the generality of the foregoing, following the Restated Charter Effectiveness, the Corporation (i) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of Class B-1 Common Stock on the Conversion, free of all preemptive rights, and (ii) will not take any action which results in any adjustment of the applicable Conversion Price if the total number of shares of Class B-1 Common Stock issuable after the action upon the Conversion of all of the Series A-1 Preferred Stock will exceed the total number of shares of Class B-1 Common Stock then authorized by the Corporation's Certificate of Incorporation and available for the purpose of issue upon such Conversion.

     Section 8.  Adjustments to Conversion Price.
                 -------------------------------

     (a) Adjustment for Stock Dividends, Distributions and Subdivisions. In the event the Corporation shall declare or pay any dividend or make any other distribution on the Common Stock payable in shares of Common Stock, or shall effect a subdivision of the outstanding Common Stock, into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then and in each such case the applicable Conversion Price in effect immediately prior to such stock dividend, distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, distribution or subdivision, be proportionately decreased, subject to the following qualifications: (i) in the event such issuance is declared but not effected, the applicable Conversion Price shall be readjusted as if such issuance was not declared; and (ii) no adjustment in the Conversion Price shall be made in the event the Holders simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received had (assuming that the Restated Charter Effectiveness has occurred) the Series A-1 Preferred Stock been converted into Class B-1 Common Stock pursuant to Section 7 immediately prior to such event (or, if applicable, the record date for such event).

     (b)  Adjustments for Combinations or Consolidation of Common Stock.  In the
          -------------------------------------------------------------
event the outstanding Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then and in each such case the applicable Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

     (c)  Adjustments for Consolidation, Merger, Sale of Assets, Reorganization,
          ----------------------------------------------------------------------
etc. In the event the Corporation (i) consolidates with or merges into any other
---
corporation or entity and is not the continuing or surviving corporation or entity of such consolidation or merger, (ii) permits any other corporation or entity to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving corporation but, in connection with such consolidation or merger, the shares of Common Stock are changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (iii) transfers all or substantially all of its properties or assets, directly or indirectly, to any other corporation or entity (other than to a wholly owned Subsidiary of the Corporation if such Subsidiary remains wholly owned by the Corporation after such transfer or any other transaction or series of transactions related to such transfer), then, and in each such event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Section 8(c), each Holder, upon the Conversion at any time after the consummation of such consolidation, merger or transfer, shall be entitled to receive, in lieu of the shares of Common Stock issuable upon the Conversion prior to such consummation, the stock and other securities, cash and property to which such Holder would have been entitled upon such consummation if such Holder (assuming that the Restated Charter Effectiveness has occurred) had converted its Series A-1 Preferred Stock pursuant to Section 7 immediately prior to such consummation (or, if applicable, any record date with respect to such transaction), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this Section 8(c). Notwithstanding anything contained herein to the contrary, (A) the Corporation will not effect any of the transactions described in the clauses (i) through (iii) of this Section 8 unless, prior to the consummation thereof, each corporation (other than the Corporation) which may be required to deliver any stock, securities, cash or property upon the conversion of Series A-1 Preferred Stock shall assume, by written instrument, a copy of which shall be delivered to each Holder, the obligation to deliver to such Holder such shares of stock, securities, cash or property as such holder may be entitled to receive upon such conversion, and (B) in the event the Holders of a majority of the outstanding shares of Series A-1 Preferred Stock, voting separately as a single class, elect to declare that any of the transactions described in clauses (i) through (iii) constitute a Liquidation Event, then the provisions of this Section 8(c) shall not apply to such transaction and, in lieu thereof, the Holders shall be entitled to the amounts set forth in
Section 5 with respect to such Liquidation Event.

     (d)  Adjustments for Reclassification, Exchange and Substitution. If the
          -----------------------------------------------------------
Common Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision, combination or consolidation of shares, or merger, consolidation or asset sale, provided for in Sections 8(a), 8(b) and 8(c) or any reclassification resulting from the adoption of the Restated Certificate of Incorporation), then and in each such case the applicable Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series A-1 Preferred Stock shall be convertible into, in lieu of the number of shares of Class B-1 Common Stock which the Holders would otherwise have been entitled to receive (assuming that the Restated Charter Effectiveness has occurred), a number of shares of such other class or classes of stock equivalent to the number of shares of Class B-1 Common Stock that would have been subject to receipt by the Holders upon any Conversion (assuming that the Restated Charter Effectiveness has occurred) immediately before that change. No class or series of Common Stock shall be so changed into shares of any other class or series of stock unless a proportional and equivalent change is made with respect to all other classes or series of Common Stock. For avoidance of doubt, it is stipulated that the provisions of this Section 8(d) shall not apply to any exchange of shares of Common Stock into shares of Series B Preferred Stock pursuant to the JLL Exchange Agreement.

     (e)  Adjustment of Conversion Price Upon Issuance of Additional Shares of
          --------------------------------------------------------------------
Common Stock. In the event the Corporation, at any time after the Issue Date and
------------
prior to the Restated Charter Effectiveness, issues or sells Additional Shares of Common Stock for a consideration per share less than the Current Market Price in effect immediately prior to such issuance or sale, then and in each such event, the applicable Conversion Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest cent) determined by multiplying the applicable Conversion Price by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued or sold would purchase at the Current Market Price in effect immediately prior to such issuance or sale, and
(ii) the denominator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (B) the number of Additional Shares of Common Stock so issued or sold. The provisions of this
Section 8(e) shall not apply to any issuance or sale of Additional Shares of Common Stock for which an adjustment is provided under Section 8(a).

     (f)  Issue of Securities Deemed Issue of Additional Shares of Common Stock.
          ---------------------------------------------------------------------
In the event (i) the Corporation, at any time after the Issue Date and prior to the Restated Charter Effectiveness, issues, sells or grants any Options or Convertible Securities, or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities and (ii) the consideration per share for the Additional Shares of Common Stock issuable upon the exercise of such Options, or in the case of Convertible Securities, the conversion or exchange of such Convertible Securities shall be less than the Current Market Price in effect immediately prior to such issue, sale or grant, or such record date, as the case may be, then, and in each such case, (A) the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be issuances of Additional Shares of Common Stock issued as of the time of such issue, sale or grant or, in case such a record date shall have been fixed, as of the close of business on such record date, and (B) the Conversion Price shall be adjusted in accordance with Section 8(e) on the date of and immediately prior to such issue, sale or grant, or the record date, as the case may be. In any such case in which Additional Shares of Common Stock are deemed to be issued or sold pursuant to this Section 8(f):

          (1) no further adjustment in the applicable Conversion Price shall be made upon the subsequent issue of Convertible Securities or Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

          (2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Corporation, or increase in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the adjustments to the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such decrease or increase becoming effective, be recomputed (and the Conversion Price shall automatically be adjusted as so recomputed) to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities which are outstanding at such time; and

          (3) no readjustment pursuant to the preceding clause (2) shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (A) the applicable Conversion Price on the original adjustment date and (B) the applicable Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

The consideration per share deemed to be received by the Corporation for Additional Shares of Common Stock relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, actually received by the Corporation as consideration for the issue, sale, grant or assumption of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating to such Options or Convertible Securities without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise in full of such Options or the conversion or exchange in full of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise in full of such Options for Convertible Securities and the conversion or exchange in full of such Convertible Securities, by (y) the maximum number of Additional Shares of Common Stock (as set forth in the instruments relating to such Options or Convertible Securities, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     (g)  Certain Payments in Lieu of Dividends. In case the Corporation, at any
          -------------------------------------
time on or after the Issue Date and prior to the Restated Charter Effectiveness, shall, by dividend or otherwise, distribute to all holders of its Regular Common Stock evidences of its indebtedness or assets (including securities other than dividends and distributions paid pursuant to Section 8(a)), then the Conversion Price shall be adjusted by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which shall be (A) the Current Market Price of a share of Regular Common Stock on the record date fixed for such distribution minus (B) the Market Value of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Regular Common Stock and
(ii) the denominator of which shall be the Current Market Price of a share of Regular Common Stock on the record date fixed for such distribution.

     (h)  Certificate as to Adjustments. Upon the occurrence of each adjustment
          -----------------------------
or readjustment of the applicable Conversion Price pursuant to this Section 8, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock, or any Options or Convertible Securities, as the case may be, issued or sold or deemed to have been issued,
(ii) the number of shares of Common Stock outstanding or deemed to be outstanding, and (iii) the applicable Conversion Price in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof. The Corporation shall, upon the written request at any time of any Holder, furnish or cause to be furnished to such Holder a like certificate setting forth
(i) the applicable Conversion Price at the time in effect, and showing how it was calculated, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon a Conversion. At the request of the Holders of a majority of the then outstanding Series A-1 Preferred Stock, the Corporation will have the certificates referred to in this
Section 8(h) prepared and delivered by an internationally recognized independent accounting firm.

     Section 9.  Preemptive Rights.
                 -----------------
     (a) The Corporation shall provide each Holder with a written notice (a "Preemptive Rights Notice") of any proposed issuance by the Corporation of any New Securities at least 30 days prior to the proposed issuance date. Such notice shall specify the price at which the New Securities are to be issued and the other material terms of the issuance. Each Holder shall be entitled to purchase, at the price and on the terms at which such New Securities are proposed to be issued and specified in such Preemptive Rights Notice, such Holder's Preemptive Rights Portion of such class of the New Securities proposed to be issued. "Preemptive Rights Portion" means the pro rata portion of New Securities proposed to be issued by the Corporation, which amount shall, for each Holder, be based upon the ratio of (i) the number of shares of Class B-1 Common Stock that such Holder would receive upon the Conversion of its shares of Series A-1 Preferred Stock into Class B-1 Common Stock pursuant to Section 7 immediately prior to the issuance of the New Securities (assuming that the Restated Charter Effectiveness had occurred) to (ii) the total number of issued and outstanding shares of Common Stock immediately prior to the issuance of the New Securities (assuming (A) that the Restated Charter Effectiveness has occurred and (B) the conversion of all securities convertible into, and the exercise of all options, warrants or other arrangements representing the right to purchase or otherwise acquire any shares of Common Stock).

     (b) A Holder may exercise its rights under this Section 9 by delivering written notice of its election to purchase New Securities to the Corporation within 15 days of receipt of the Preemptive Rights Notice. A delivery of such a written notice (which notice shall specify the amount of New Securities to be purchased by the Shareholder submitting such notice) by such Holder shall constitute a binding agreement of such Holder to purchase, at the price and on the terms specified in the Preemptive Rights Notice, the number of New Securities specified in such Holder's written notice.

     (c) In the case of any issuance of New Securities, the Corporation shall have 90 days from the date of the Preemptive Rights Notice to consummate the proposed issuance of any or all of such New Securities which the Holders have not elected to purchase at the price and upon terms that are not materially less favorable to the Corporation than those specified in the Preemptive Rights Notice. At the consummation of such issuance, the Corporation shall issue certificates representing the New Securities to be purchased by each Holder exercising preemptive rights pursuant to this Section 9 registered in the name of such Holder, against payment by such Holder of the purchase price for such New Securities. If the Corporation proposes to issue such New Securities after such 90-day period, it shall again comply with the procedures set forth in this Section. 9.

     Section 10.  Voting Rights.
                  -------------
     (a) The Holders shall not be entitled to any voting rights, except as hereinafter provided in this Section 10 or as otherwise provided by DGCL or other applicable law.

     (b) So long as the number of outstanding shares of Series A-1 Preferred Stock is equal to or greater than 10% of the number of shares of Series A-1 Preferred Stock issued on the Issue Date (subject to adjustments for stock dividends or distributions and subdivisions, combinations or consolidation of stock), the affirmative vote of the Holders of at least a majority of the then outstanding shares of Series A-1 Preferred Stock voting or consenting, as the case may be, separately as a single class shall be required for the Corporation to:

          (i) amend or repeal any provision of, or add any provision to, the Corporation's certificate of incorporation or by-laws so as to affect adversely the powers, rights, preferences (including, without limitation, liquidation preferences, conversion price and redemption provisions) or voting rights of the shares of Series A-1 Preferred Stock; provided that the filing of the Restated Certificate of Incorporation pursuant to the DGCL with the Secretary of State of the State of Delaware shall not require prior approval of the Holders pursuant to this Section 10(c);

          (ii) amend or repeal any provision of, or add any provision to, this Certificate of Designations, the Series A-2 Certificate of Designations or the Series B Certificate of Designations;

          (iii) authorize or create any class or series of Senior Stock or Parity Stock, or issue any shares of Senior Stock or Parity Stock, except in either case for the authorization and creation of the Series A-2 Preferred Stock and the Series B Preferred Stock, the issuance of shares of Series B Preferred Stock pursuant to the Series B Certificate of Designations, and the issuance of shares of Series A-2 Preferred Stock (including issuances of shares of Series A-2 Preferred Stock as a dividend on the Series A-2 Preferred Stock in accordance with the Series A-2 Certificate of Designations) in accordance with the Series A-2 Certificate of Designations;

          (iv) reclassify any shares of Junior Stock into shares of Parity Stock or Senior Stock, or any shares of Parity Stock into shares of Senior Stock, for avoidance of doubt it being stipulated that any exchange of shares of Regular Common Stock into shares of Series B Preferred Stock shall not be deemed a reclassification of such stock or require approval of the Holders pursuant to this Section 10(c);

          (v) repurchase or redeem any Capital Stock of the Corporation, other than (A) the Series A-2 Preferred Stock issued on the Issue Date or issued as a dividend on the Series A-2 Preferred Stock in accordance with the Series A-2 Certificate of Designations and (B) the Series B Preferred Stock issued pursuant to the Series B Certificate of Designations, for avoidance of doubt it being stipulated that any exchange of shares of Regular Common Stock into shares of Series B Preferred Stock shall not be deemed a redemption or repurchase of such stock or require approval of the Holders pursuant to this Section 10(c);

          (vi) incur, or permit any of its Subsidiaries to incur, any Indebtedness (other than any Indebtedness under the Senior Credit Facility or the Senior Subordinated Notes) that would result in the Corporation having an Interest Coverage Ratio of less than 1.50:1.00; provided that such incurrence shall not constitute a violation of this clause (vii) unless the Indebtedness so incurred remains outstanding for at least 30 consecutive days following the initial incurrence thereof;

          (vii) voluntarily file for bankruptcy, liquidation, dissolution or winding up of the Corporation;

          (viii) increase the number of Directors to more than eleven, unless the holders of Series B Preferred Stock or Class B-1 Common Stock are entitled to elect an additional Class B-1 Director pursuant to the Series B Certificate of Designations or the Restated Certificate of Incorporation, or the holders of Series A-2 Preferred Stock or Class B-2 Common Stock are entitled to elect an additional Class B-2 Director pursuant to the Series A-2 Certificate of Designations or the Restated Certificate of Incorporation, in which case the number of Directors may be increased by the number of such additional Directors;

          (ix) have less than three of the employees or officers of the Corporation or its Subsidiaries serve as Directors (and in the event of any vacancy resulting from the death, disability, resignation or removal of such a Director, not have another employee or officer of the Corporation or its Subsidiaries elected or appointed promptly as a Director to fill such vacancy);

          (x) modify or repeal any of the provisions of the By-Laws (A) requiring that, the Board of Directors meet no less frequently than once in every calendar quarter, (B) requiring that each committee of the Board of Directors (including any audit or compensation committee, but excluding any nominating committees for the nomination of Directors) have, as members, a proportional number of Class B-1 Directors and Class B-2 Directors, as a group (in relation to the total number of Directors), unless (1) such representation is prohibited by applicable law or rules of the Nasdaq National Market, in which case such committees shall have, as members, the maximum number of Class B-1 Directors and Class B-2 Directors permitted by applicable law and rules of the Nasdaq National Market, or (2) the Class B-1 Directors and Class B-2 Directors elect not to serve on any such committee, or (C) relating to the number, election, powers or rights of Class B-1 Directors, Class B-2 Directors or Non-Class B Directors; or

          (xi) enter into any agreement with any Affiliate of the Corporation (other than Subsidiaries of the Corporation) involving amounts in excess of $5 million.

     (c) From and after the Restated Charter Effectiveness, so long as the number of outstanding shares of Series A-1 Preferred Stock is equal to or greater than 25% of the number of shares of Series A-1 Preferred Stock issued on the Issue Date (in each case, as adjusted for stock dividends or distributions and subdivisions, combinations or consolidation of stock), the Corporation may not, without the approval of Holders of at least a majority of the then outstanding shares of Series A-1 Preferred Stock voting or consenting, as the case may be, separately as a single class, undertake, effect or consummate any transaction or series of transactions (i) described in clauses (i) through (iii) of Section 8(c), (ii) involving a merger or consolidation, other than a merger or consolidation which would result in the Voting Stock of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent more than 50% of the combined voting power of the Voting Stock of the Corporation or the surviving entity or parent thereof outstanding immediately after such merger or consolidation or (iii) through which the Corporation causes a Change of Control to be effected.

     (d) In addition to any other vote required by law, the affirmative vote of a majority of the Directors that are not employees or officers of the Corporation or its Subsidiaries shall be required for any decision by the Corporation regarding the appointment, removal or compensation of the Corporation's Chief Executive Officer, or any transaction between the Corporation (or any of its Subsidiaries) and the Corporation's Chief Executive Officer (or his or her Affiliates).

     (e) The approval of Holders of at least 75% of the then outstanding shares of Series A-1 Preferred Stock voting or consenting, as the case may be, shall be required for any amendment to this Certificate of Designations that reduces the Liquidation Preference or the Mandatory Redemption Obligation or amends the provisions of Section 3, 10(b) or 10(c) or this Section 10(e).

     Section 11.  Reports and Notices.
                  -------------------
     (a) The Corporation will provide the Holders, at the Corporation's expense, with the following:

          (i) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Corporation, and in any event within 45 days thereafter, a consolidated balance sheet of the Corporation and its Subsidiaries, as of the end of each such quarterly period, and consolidated statements of income and sources and applications of funds of the Corporation and its Subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles in the United States consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting from year end audit adjustments and the absence of notes, together with a management's discussion and analysis thereof, all in reasonable detail and certified by the principal financial or accounting officer of the Corporation.

          (ii) As soon as practicable after the end of each fiscal year of the Corporation, and in any event within 90 days thereafter, a consolidated balance sheet of the Corporation and its Subsidiaries, as at the end of such fiscal year, and consolidated statements of income and sources and applications of funds of the Corporation and its Subsidiaries, for such year, prepared in accordance with generally accepted accounting principles in the United States consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, together with a management's discussion and analysis thereof, all in reasonable detail and certified with an unqualified audit opinion by independent public accountants of recognized national standing selected by the Corporation.

So long as the Corporation is subject to the reporting requirements of the Exchange Act, the Corporation's obligations to provide the information required pursuant to clauses (i) and (ii) of this Section 11(a) shall be satisfied by the filing by the Corporation of its quarterly reports on Form 10-Q and its annual reports on Form 10-K, respectively, or any successor forms thereto, in accordance with the Exchange Act.

     (b) In the event that at any time after the date hereof, (i) the Corporation shall adopt a dividend policy, change a previously adopted dividend policy, or declare a dividend in the absence of, or in conflict with, a dividend policy or declare any distribution with respect to the Common Stock, or (ii) the Corporation shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock (either such event hereinafter being referred to as a "Notification Event"), then and in such case the Corporation shall cause to be mailed to the Holders, not later than the earlier of the date public announcement of the Notification Event is first made or the date ten days prior to the record date, if any, in connection with such Notification Event, written notice specifying the nature of such event and the effective date of, or the date on which the books of the Corporation shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock or other securities or property issuable or distributable with respect to the Series A-1 Preferred Stock.

     (c) The Corporation shall deliver to the Holders all notices and other reports delivered to holders of Regular Common Stock, including all notices and reports required by DGCL or other applicable laws.

     Section 12.  Transfer Restrictions. Until the 120th day following the Issue
                  ---------------------
Date and following the Restated Charter Effectiveness, any transfer of shares of Series A-1 Preferred Stock by a Holder to a Person other than a Permitted Transferee shall be null and void and of no force and effect . The Corporation may, at its discretion, as a condition to the transfer or registration of transfer of Series A-1 Preferred Stock to a purported Permitted Transferee, require the furnishing of affidavits or other proof as it deems reasonably necessary to establish that the proposed transferee is a Permitted Transferee. The term "Permitted Transferee" of a Holder shall be (i) any direct or indirect Subsidiary of any Person who was a Holder on the Issue Date, (ii) any investment fund managed by Joseph Littlejohn & Levy, Inc., a Delaware corporation ("JLL"),
(iii) any Person who is or becomes an investor in a fund managed by JLL, including Joseph Littlejohn & Levy Fund III, L.P., a Delaware limited partnership, (iv) the heirs, executors, administrators, testamentary trustees or legatees of any Holder who is an individual, (v) the spouses and the lineal descendants of any individual who is a Holder on the Issue Date, and (vi) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only an individual who was a Holder on the Issue Date and the Persons referred to in clause (v).

                                                                       EXHIBIT B
                                                                       ---------

                        SERIES A-2 11% PREFERRED STOCK

                                      OF

                            ADVANCE PARADIGM, INC.

     Set forth below are the powers, designations, preferences and relative, participating, optional and other special rights, including voting rights, and qualifications, limitations and restrictions of the Series A-2 11% Preferred Stock of Advance Paradigm, Inc., a Delaware corporation (the "Corporation"). Such series of preferred stock, par value $0.01 per share, of the Corporation (the "Preferred Stock"), was initially created by the Board of Directors of the Corporation (the "Board of Directors") pursuant to the Amended and Restated Certificate of Incorporation of the Corporation (as may be amended from time to time, the "Certificate of Incorporation") and such series is now expressly incorporated by reference into Section 5.2 of the Second Amended and Restated Certificate of Incorporation of the Corporation.

     Section 1. Designation and Number.
                ----------------------

     (a) Such series of Preferred Stock is designated as Series A-2 11% Preferred Stock (the "Series A-2 Preferred Stock"), and the number of shares constituting such series is 982,427 shares. A total of 125,000 shares of Series A-2 Preferred Stock shall be initially issued, and 857,427 shares of Series A-2 Preferred Stock shall be reserved for issuance in accordance with Section 4(a) and may not be issued for any other purpose.

     (b) Shares of Series A-2 Preferred Stock issued and reacquired in any manner by the Corporation, including by purchase or redemption, shall (upon compliance with any applicable provisions of DGCL) have the status of authorized and unissued shares of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock other than as Series A-2 Preferred Stock.

     Section 2. Definitions. The following terms, as used in this Certificate of
                -----------
Designations, shall have the following meanings:

          "Additional Series A-2 Shares" has the meaning set forth in Section
           ----------------------------
     4(a)(i).

          "Additional Shares of Common Stock" means all shares of Common Stock
           ---------------------------------
     issued or sold by the Corporation after the Issue Date, whether or not subsequently reacquired or retired by the Corporation, other than shares of Common Stock: (i) issued upon the conversion or exchange of any series or class of Capital Stock issued and outstanding on the Issue Date into another series or class of Capital Stock of the Corporation without any additional consideration to the Corporation by the holder thereof; (ii) issued upon conversion of any shares of Series A Preferred Stock or Series B Preferred Stock into any class or series of Common Stock; (iii) issued upon conversion of any shares of Class B Common Stock into Regular Common Stock; (iv) issued upon the exercise of options or warrants that have been issued prior to, and are outstanding as of, the Issue Date; (v) issued upon exercise of options granted prior to the 120th day following the Issue Date to employees, consultants, officers or directors of the Corporation pursuant to any stock option plan in effect on the Issue Date and consistent with past practice, but in any event not in excess of 25,000 shares of Common Stock during such 120-day period; (vi) issued prior to the 120th day following the Issue Date to customers in the ordinary course of business consistent with past practice, but in any event not in excess of 25,000 shares of Common Stock during such 120-day period; (vii) issued upon exercise of the Senior Subordinated Notes Warrants; and (viii) issued upon exercise of the Management Options.

          "Affiliate" means, with respect to any specified Person, any other
           ---------
     Person which, directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such specified Person. Control of any Person shall consist of the power to direct the management and policies of such Person (whether through the ownership of voting securities, by contract, as trustee or otherwise) and shall be deemed to exist upon the ownership of securities entitling the holder thereof to exercise more than 20% of the voting power in the election of directors of such Person (or other persons or bodies performing similar functions).

          "Board of Directors" has the meaning set forth in the Preamble hereto.
           ------------------

          "Business Day" means any day except Saturday, Sunday and any day on
           ------------
     which banking institutions in New York City, New York generally are authorized or required by law or other governmental action to be closed.

          "Capital Stock" means (i) all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of the Corporation, including each class or series of Common Stock or Preferred Stock, and (ii) any option, warrant or other arrangement representing the right to purchase or otherwise acquire any of the foregoing, including any securities convertible or exchangeable into any of the foregoing.

          "Certificate of Incorporation" has the meaning set forth in the
           ----------------------------
     Preamble hereto.

          "Change of Control" means the occurrence of either of the following:
           -----------------
     (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Excluded Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total issued Common Stock or total issued Voting Stock of the Corporation; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Class A and Class C Directors (together with any new Class A or Class C Directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Corporation was approved by a vote of a majority of the Class A and Class C Directors then still in office who were either Class A or Class C Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease to constitute a majority of the Class A and Class C Directors then in office.

          "Class A Directors" means (i) prior to the Restated Charter
           -----------------
     Effectiveness, the Directors referred to as "Class A Directors" in the Stockholders' Agreement, and (ii) following the Restated Charter Effectiveness, the Directors referred to as "Class A Directors" in the Restated Certificate of Incorporation.

          "Class B Common Stock" means the Class B-1 Common Stock and the Class
           --------------------
     B-2 Common Stock.

          "Class B-1 Common Stock" means the Class B-1 Common Stock to be
           ----------------------
     created as a separate class of Common Stock upon the Restated Charter Effectiveness pursuant to the Restated Certificate of Incorporation.

          "Class B-1 Directors" means the Directors (i) designated initially by
           -------------------
     holders of Series B Preferred Stock pursuant to the Series B Certificate of Designations and (ii) following the Restated Charter Effectiveness, elected by holders of Class B-1 Common Stock pursuant to the Restated Certificate of Incorporation.

          "Class B-2 Common Stock" means the Class B-2 Common Stock to be
           ----------------------
     created as a separate class of Common Stock upon the Restated Charter Effectiveness pursuant to the Restated Certificate of Incorporation.

          "Class B-2 Directors" has the meaning set forth in Section 10(c).
           -------------------

          "Class C Directors" means (i) prior to the Restated Charter
           -----------------
     Effectiveness, the Directors referred to as "Class C Directors" in the Stockholders' Agreement and (ii) following the Restated Charter Effectiveness, the Directors referred to as "Class C Directors" in the Restated Certificate of Incorporation.

          "Common Stock" means the common stock, par value $0.01 per share, of
           ------------
     the Corporation, whether voting or non-voting, of any series or class (including Regular Common Stock and, following the Restated Charter Effectiveness, the Class B Common Stock).

          "Conversion" has the meaning set forth in Section 7(a).
           ----------

          "Conversion Date" means the first date on which any certificates for
           ---------------
     shares of Series A-2 Preferred Stock are surrendered by the Electing Holder to the Corporation for conversion into Class B-2 Common Stock.

          "Conversion Price" has the meaning set forth in Section 7(b).
           ----------------

          "Conversion Ratio" has the meaning set forth in Section 7(b).
           ----------------

          "Convertible Securities" means any evidences of indebtedness, shares
           ----------------------
     (other than shares of Regular Common Stock) or other securities that, by their terms, are directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock. For avoidance of doubt, it is stipulated that the following are not Convertible Securities: (i) shares of Series A Preferred Stock issued as a dividend on shares of Series A Preferred

     Stock; and (ii) shares of Series B Preferred Stock issued in accordance with the JLL Exchange Agreement.

          "Corporation" has the meaning set forth in the Preamble hereto.
           -----------

          "Current Market Price" means, as of any date, the average of the daily
           --------------------
     Market Prices of the Regular Common Stock for twenty consecutive trading days immediately preceding such date.

          "DGCL" means the General Corporation Law of the State of Delaware.
           ----

          "Director" means a member of the Board of Directors.
           --------

          "Dividend Payment Date" means March 31st, June 30th, September 30th
           ---------------------
     and December 31st of each year, unless such day is not a Business Day, in which case Dividend Payment Date shall be the next succeeding Business Day.

          "Dividend Period" means (i) the period beginning on the Dividend Start
           ---------------
     Date and ending on the first Dividend Payment Date, and (ii) thereafter, the quarterly periods from (and including) the first day of a Dividend Period until the end of such period.

          "Dividend Rate" means, with respect to any share of Series A-2
           -------------
     Preferred Stock, (i) from (and including) the Dividend Start Date to (and including) September 30, 2001, a rate per annum equal to 11% of the Liquidation Preference for such share as of the first day of the applicable Dividend Period, (ii) from (and including) October 1, 2001 to (and including) March 31, 2002, a rate per annum equal to thirteen percent (13%) of the Liquidation Preference for such share as of the first day of the applicable Dividend Period, and (iii) from (and including) and after April 1, 2002, a rate per annum equal to 16% of the Liquidation Preference for such share as of the first day of the applicable Dividend Period.

          "Dividend Start Date" means the 120th day following the Issue Date.
           -------------------

          "Electing Holder" has the meaning given in Section 7(a).
           ---------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
     and the rules and regulations promulgated thereunder.

          "Excluded Holders" means (i) the Corporation and its Subsidiaries,
           ----------------
     (ii) the Principals and the Related Parties of the Principals, (iii) the Permitted Transferees, and the Affiliates of Permitted Transferees, (iv) the holders of shares of Series A-1 Preferred Stock and Series B Preferred Stock on the Issue Date and the "Permitted Transferees" (as defined in the Series A-1 Certificate of Designations or the Series B Certificate of Designations, as the case may be) and the Affiliates of the Persons referred to in this clause (iv), and (v) any Person permitted or required to receive shares of Series B Preferred Stock pursuant to the Exchange Agreement, the "Permitted Transferees" (as defined in the Series B Certificate of Designations) of such Persons (assuming that they are holders of Series B Preferred Stock), and the Affiliates of the Persons referred to in this clause (v).

          "GAAP" means accounting principles and practices generally accepted
           ----
     from time to time in the United States as in effect on the Issue Date.

          "Holder" means a record holder of shares of Series A-2 Preferred
           ------
     Stock.

          "Indebtedness" has the meaning given to such term in the Senior
           ------------
     Subordinated Notes Indenture.

          "Issue Date" means the original date of issuance of shares of Series
           ----------
     A-2 Preferred Stock.

          "JLL Exchange Agreement" means the Exchange Agreement dated as of the
           ----------------------
     Issue Date between the Corporation and Joseph Littlejohn & Levy Fund III, L.P., a Delaware limited partnership, relating to the exchange of shares of Regular Common Stock into shares of Series B Preferred Stock, as the same may be amended, supplemented or restated from time to time.

          "Junior Stock" means (i) prior to the Restated Charter Effectiveness,
           ------------
     the securities referred to in clause (i) of Section 3(a), and (ii) following the Restated Charter Effectiveness, the securities referred to in clause (i) of Section 3(b), in each case subject to Section 3(c).

          "Liquidation Event" means any voluntary or involuntary liquidation,
           -----------------
     dissolution or winding up of the affairs of the Corporation.

          "Liquidation Preference" means, for each share of Series A-2 Preferred
           ----------------------
     Stock as of any date, (i) $1,000, plus (ii) in the case of any accumulated and unpaid dividends or distributions on such share as of such date payable in Additional Series A-2 Shares, (A) the number of such Additional Series A-2 Shares times $1,000 plus (B) the amounts referred to in clauses (iii) and (iv) of this definition for the accumulated and unpaid dividends thereon, (iii) all accumulated and unpaid cash dividends and distributions on such share as of such date, plus (iv) the Market Price of all other accumulated and unpaid dividends and distributions on such share as of such date (including an amount equal to a prorated dividend for the period from the last Dividend Payment Date to the date fixed for redemption, liquidation, dissolution or winding up, if any).

          "Management Options" means options to purchase up to an aggregate of
           ------------------
     1,790,000 shares of Common Stock at an initial exercise price of $20 per share issued to officers and employees on or before the Issue Date. For purposes of this Certificate of Designations, the Management Options shall be deemed issued before the Issue Date.

          "Mandatory Redemption Obligation" means the Corporation's redemption
           -------------------------------
     obligation set forth in Section 6.

          "Mandatory Redemption Price" has the meaning set forth in Section
           --------------------------
     6(a).

          "Market Price" means: (a) with respect to any security, on any given
           ------------
     day, (i) if such security is listed or authorized for trading on a national securities exchange, the last sale price of such security, regular way, on such date, or if no such sale takes place on such date, the average of the closing bid and asked prices thereof, on such date, in each case as officially reported on the principal national securities exchange on which such security is listed or authorized for trading, (ii) if such security is not listed or authorized for trading on a national securities exchange but is quoted on the Nasdaq National Market, (A) the price of the last trade, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or (B) if such security is so traded, but no such last trade information is reported, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market,
     (iii) if such security is not listed or authorized for trading on a national securities exchange or the Nasdaq National Market or any comparable system but has a nationally recognized existing trading market, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose or (iv) if such security is not listed or authorized for trading on a national securities exchange or the Nasdaq National Market or any comparable system and does not have a nationally recognized existing trading market, the fair value of such security as (A) determined by an agreement between the Corporation and the Holders of a majority of the outstanding shares of Series A-2 Preferred Stock or (B) if the Corporation and such Holders fail to agree, determined jointly by an independent investment banking firm retained by the Corporation and by an independent investment banking firm retained by such Holders, or (C) if the Corporation or such Holders shall fail so to retain an independent investment banking firm within five Business Days of the retention of such firm by the Corporation or such Holders, as the case may be, determined solely by the firm so retained or (D) if the firms so retained by the Corporation and by such Holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm chosen by the first two such firms; and (b) with respect to any other asset or property, the fair market value of such asset or property as (i) determined by an agreement between the Corporation and the Holders of a majority of the outstanding shares of Series A-2 Preferred Stock or (ii) if the Corporation and such Holders fail to agree, determined jointly by an independent investment banking firm retained by the Corporation and by an independent investment banking firm retained by such Holders, or (iii) if the Corporation or such Holders shall fail so to retain an independent investment banking firm within five Business Days of the retention of such firm by the Corporation or such Holders, as the case may be, determined solely by the firm so retained or (iv) if the firms so retained by the Corporation and by such Holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm chosen by the first two such firms.

          "New Securities" means (a) prior to the Restated Charter
           --------------
     Effectiveness, any Capital Stock issued after the Issue Date, and (b) after the Restated Charter Effectiveness, any Capital Stock issued after such effectiveness by the Corporation for cash consideration, in each case other than (i) Capital Stock issued upon the conversion or exchange of any series or class of Capital Stock issued and outstanding on the Issue Date into another series or class of Capital Stock of the Corporation without any additional consideration to the Corporation by the holder thereof; (ii) Capital Stock issued upon conversion of any shares of Series A Preferred Stock or Series B Preferred Stock into any class or series of Common Stock;
     (iii) Regular Common Stock issued upon conversion of Class B Common Stock;
     (iv) shares of Series A Preferred Stock issued as a dividend on shares of Series A Preferred Stock; (v) dividends or distributions payable in shares of Capital Stock effected in accordance with Section 4(b) or 8(a); (vi) Capital Stock issued upon the exercise of options or warrants that have been issued prior to, and are outstanding as of, the Issue Date; (vii) Capital Stock issued to employees, consultants, officers or directors of the Corporation pursuant to any stock option plan in effect on the Issue Date and consistent with past practice or pursuant to a stock option plan adopted after the Issue Date; (viii) Capital Stock issued to holders of Series A-1 Preferred Stock or Series B Preferred Stock pursuant to the exercise by such holders of their preemptive rights contained in the Series A-1 Certificate of Designations or the Series B Certificate of Designations, as the case may be; (ix) Capital Stock issued upon exercise of the Senior Subordinated Notes Warrants; (x) Common Stock issued upon the exercise of Management Options; (xi) Capital Stock issued to customers in the ordinary course of business consistent with past practice, subject to a maximum amount, in any fiscal year of the Corporation, equal or equivalent to (A) 0.5% of the weighted average number of issued and outstanding shares of Common Stock during such fiscal year plus (B) the number of shares permitted under clause (A) for any fiscal year ending after the Issue Date but not previously expended; and (xii) shares of Series B Preferred Stock issued in accordance with the JLL Exchange Agreement.

          "Non-Class B Director" means any Director who is neither a Class B-1
           --------------------
     Director nor a Class B-2 Director.

          "Options" means rights, options or warrants to subscribe for, purchase
           -------
     or otherwise acquire either Additional Shares of Common Stock or Convertible Securities. For avoidance of doubt, it is expressly stipulated that the following are not Options: (i) any rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock referred to in clause (v) or (vi) of the definition of Additional Shares of Common Stock; and (ii) any right or option to acquire shares of Series B Preferred Stock pursuant to the JLL Exchange Agreement.

          "Parity Stock" means (i) prior to the Restated Charter Effectiveness,
           ------------
     the securities referred to in clause (ii) of Section 3(a) and (ii) following the Restated Charter Effectiveness, the securities referred to in clause (ii) of Section 3(b), in each case subject to Section 3(c).

          "Permitted Transferee" has the meaning set forth in Section 12.
           --------------------

          "Person" means any corporation, limited liability company,
           ------
     partnership, trust, organization, association, other entity or individual.

          "Preemptive Rights Notice" has the meaning given in Section 9(a).
           ------------------------

          "Preemptive Rights Portion" has the meaning given in Section 9(a).
           -------------------------

          "Preferred Stock" has the meaning set forth in the Preamble hereto.
           ---------------

          "Principals" has the meaning given to such term in the Senior
           ----------
     Subordinated Notes Indenture.

          "Record Date" means, with respect to a dividend payable on March 31,
           -----------
     June 30, September 30 and December 31 of each year, 5:00 p.m. (Eastern Standard Time) on the preceding March 15, June 15, September 15 and December 15, respectively.

          "Redemption Date" has the meaning given in Section 6(b).
           ---------------

          "Redemption Notice" has the meaning set forth in Section 6(b).
           -----------------

          "Related Parties" has the meaning given to such term in the Senior
           ---------------
     Subordinated Notes Indenture.

          "Regular Common Stock" means (i) initially, the class of Common Stock
           --------------------
     existing on the Issue Date, and (ii) upon the Restated Charter Effectiveness, the Class A Common Stock created as a separate class of Common Stock pursuant to the Restated Certificate of Incorporation.

          "Restated Certificate of Incorporation" means the Second Amended and
           -------------------------------------
     Restated Certificate of Incorporation of the Corporation in the form attached as Exhibit B to the Stockholders' Agreement (as the same may from time to time be amended (x) prior to the Restated Charter Effectiveness, pursuant to the Stockholders' Agreement, and (y) after the Restated Charter Effectiveness, pursuant to such Restated Certificate of Incorporation and the DGCL), to be submitted for Stockholder Approval and, following Stockholder Approval, filed according to the DGCL with the Secretary of State of the State of Delaware.

          "Restated Charter Effectiveness" means the date of the filing of the
           ------------------------------
     Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in accordance with the DGCL following Stockholder Approval.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
     rules and regulations promulgated thereunder.

          "Senior Credit Facility" means the credit facilities evidenced by, and
           ----------------------
     the loans and borrowings extended to the Corporation pursuant to the $825 million Senior Credit Agreement, dated on or about the Issue Date, among the Corporation, as borrower the subsidiary guarantors parties thereto, the initial lenders, initial issuing bank and swing line bank named therein, Bank of America, N.A., as Collateral Agent and Administrative Agent, Bank One, N.A., as Documentation Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Book-Runner, Lead Arranger and Syndication Agent, and Bank of America Securities LLC, as Joint Book-Runner and Joint Lead Arranger, and any one or more deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments, modifications or supplements thereto or replacements thereof (including, without limitation, any amendment increasing the amount that may be borrowed thereunder) and any agreement providing therefor whether by or with respect to the same or any other agents, lenders, creditors or group of creditors (or any combination thereof) and including related notes, guarantee agreements, security agreements and other instruments executed in connection therewith.

          "Senior Stock" means the securities referred to in clause (iii) of
           ------------
     Section 3(b), subject to Section 3(c).

          "Senior Subordinated Notes" means the Corporation's Senior
           -------------------------
     Subordinated Notes due 2010 issued on or about the Issue Date in the initial principal amount of $200,000,000 (the "initial notes") and any notes registered under the Securities Act that are issued in exchange for such notes and any deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments or supplements thereto or replacements thereof.

          "Senior Subordinated Notes Indenture" means the Indenture, dated as of
           -----------------------------------
     October 2, 2000, between the Corporation and U.S. Trust of Texas, N.A., as trustee pursuant to which the Corporation's Senior Subordinated Notes due 2010 in the initial principal amount of $200,000,000 are issued, as the same may be amended from time to time.

          "Senior Subordinated Notes Warrants" means the warrants to purchase
           ----------------------------------
     Regular Common Stock issued on or about the Issue Date to Rite Aid Corporation. For purposes of this Certificate of Designations, the Senior Subordinated Notes Warrants shall be deemed to have been issued before the Issue Date.

          "Series A Preferred Stock" means the Series A-1 and Series A-2
           ------------------------
     Preferred Stock.

          "Series A Certificates of Designations" means the Series A-1
           -------------------------------------
     Certificate of Designations and this Certificate of Designations.

          "Series A-1 Certificate of Designations" means (i) initially, the
           --------------------------------------
     Certificate of Designations for the Series A-1 Preferred Stock filed pursuant to the DGCL with the Secretary of State of the State of Delaware on or about the Issue Date, and (ii) following the Restated Charter Effectiveness, Exhibit A to the Restated Certificate of Incorporation, in each case, as amended, supplemented or restated from time to time.

          "Series A-1 Preferred Stock" means the Preferred Stock designated by
           --------------------------
     the Board of Directors as Series A-1 11% Preferred Stock and having the powers, designations, preferences, and the relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in the Series A-1 Certificate of Designations.

          "Series A-2 Preferred Stock" has the meaning set forth in Section 1.
           --------------------------

          "Series B Certificate of Designations" means (i) initially the
           ------------------------------------
     Certificate of Designations for the Series B Preferred Stock filed pursuant to the DGCL with the Secretary of State of the State of Delaware on or about the Issue Date, and (ii) following the Restated Charter Effectiveness, Exhibit C to the Restated Certificate of Incorporation, in each case, as amended, supplemented or restated from time to time.

          "Series B Preferred Stock" means the Preferred Stock designated by the
           ------------------------
     Board of Directors as Series B Convertible Preferred Stock and having the powers, designations, preferences, and the relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in the Series B Certificate of Designations.

          "Stockholder Approval" means the approval by the stockholders of the
           --------------------
     Corporation of the adoption of the Restated Certificate of Incorporation and of the authorization and issuance of the Class B Common Stock to be issued to the Holders and the holders of the Series A-1 Preferred Stock and Series B Preferred Stock in accordance with the terms of this Certificate of Designations, the Series A-1 Certificate of Designations and the Series B Certificate of Designations.

          "Stockholders' Agreement" means the Stockholders' Agreement, dated on
           -----------------------
     or about the Issue Date, among the Corporation, Joseph Littlejohn & Levy Fund III, L.P., Rite Aid Corporation and the other Persons named therein, as the same may be amended, supplemented or restated from time to time

          "Subsidiary" means, with respect to any specified Person:  (i) any
           ----------
     corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by a Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (A) the sole general partner or the managing general partner of which is the Person or a Subsidiary of that Person or (B) the only general partners of which are the Person or one or more Subsidiaries of that Person (or any combination thereof).

          "Transfer" means any direct or indirect (including, without
           --------
     limitation, through the transfer of a controlling interest in a Permitted Transferee) sale, transfer, assignment, grant of participation interest in, option, pledge, hypothecation, encumbrance or other disposition.

          "Voting Default" has the meaning given to such term in the Series B
           --------------
     Certificate of Designations.

          "Voting Stock" means, with respect to any Person, the Capital Stock of
           ------------
     any class or kind ordinarily having the power to vote generally for the election of directors (or other persons or bodies performing similar functions) of such Person.

     Section 3. Rank.
                ----

     (a)  Prior to the Restated Charter Effectiveness. Prior to and until the
          -------------------------------------------
Restated Charter Effectiveness, the Series A-2 Preferred Stock shall, with respect to dividends and distributions and upon a Liquidation Event, rank:

          (i) senior to (A) all classes or series of Common Stock and (B) each other class or series of Capital Stock of the Corporation created after the Issue Date and prior to the Restated Charter Effectiveness; and

          (ii) on a parity with the Series A-1 Preferred Stock and the Series B Preferred Stock.

     (b)  Following the Restated Charter Effectiveness.  Upon and following the
          --------------------------------------------
Restated Charter Effectiveness, the Series A-2 Preferred Stock shall, with respect to dividends and distributions and upon a Liquidation Event, rank:

          (i)   senior to all classes or series of Common Stock;

          (ii)  on a parity with the Series A-1 Preferred Stock;

          (iii) junior to each series or class of Preferred Stock created after the Restated Charter Effectiveness.

     (c) The respective definitions of Junior Stock, Parity Stock and Senior Stock shall also include any options, warrants or other rights exercisable or exchangeable for or convertible into any of the Junior Stock, Parity Stock or Senior Stock, as the case may be.

     Section 4. Dividends.
                ---------

     (a)  Prior to the Restated Charter Effectiveness.  Prior to and until the
          -------------------------------------------
Restated Charter Effectiveness:

          (i) Beginning on the Dividend Start Date, the Holders of outstanding shares of Series A-2 Preferred Stock shall be entitled to receive (if and to the extent of surplus legally available therefor), dividends at the Dividend Rate payable solely in additional shares of Series A-2 Preferred Stock ("Additional Series A-2 Shares") in accordance with the terms of this
     Section 4. Following the Dividend Start Date, such dividends shall be payable quarterly in arrears on each Dividend Payment Date for the Dividend Period ending on such Dividend Payment Date. Dividends on the Series A-2 Preferred Stock shall accrue (whether or not declared) and be cumulative from (and including) the first day of each Dividend Period in which dividends may be payable, and accrued dividends for each Dividend Period shall accumulate to the extent not paid on the Dividend Payment Date for such Dividend Period; provided that dividends on Additional Series A-2 Shares shall accrue from (and including) the date such Additional Series A-2 Shares are issued pursuant to this Section 4(a), whether or not in any Dividend Period there shall be surplus of the Corporation legally available for the payment of such dividends. Each such dividend shall be payable to the Holders of shares of Series A-2 Preferred Stock on the corresponding Record Date.

          (ii) The amount of dividends payable for each full Dividend Period for the Series A-2 Preferred Stock shall be computed by dividing the applicable Dividend Rate by four. The amount of dividends payable for any period shorter or longer than a full Dividend Period, shall be computed on the basis of twelve 30-day months and a 360-day year. Holders of shares of Series A-2 Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends as herein provided. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the Series A-2 Preferred Stock that may be in arrears; except that if dividends are not paid in full on any Dividend Payment Date, dividends will cumulate as if the unpaid dividends were payable in cash and the Liquidation Preference had been increased by the amount of unpaid dividends until paid.

          (iii) Dividends on the shares of Series A-2 Preferred Stock pursuant to this Section 4(a) shall continue to accrue and accumulate until full cumulative dividends (including an amount equal to a prorated dividend for the period from the last Dividend Payment Date to (but not including) the date of the Restated Charter Effectiveness) have been declared and paid on the Series A-2 Preferred Stock for all Dividend Periods terminating prior to the date of the Restated Charter Effectiveness; provided that such dividends shall cease to accrue or accumulate on (but not including) the date of the Restated Charter Effectiveness.

          (iv) The number of Additional Series A-2 Shares to be issued as dividends pursuant to this Section 4(a) will equal the cash amount of the dividend that would have been payable on a share of Series A-2 Preferred Stock if dividends were payable in cash, divided by $1,000, rounded to the nearest full share, up or down, after taking into account all shares of Series A-2 Preferred Stock owned by the Holder thereof, provided that if the resulting fractional share held by such Holder equals one-half of a share of Series A-2 Preferred Stock, such fractional share shall be rounded up to the nearest full share.

          (v) Accrued dividends for any past Dividend Periods may be declared and paid on any subsequent Dividend Payment Date or any other date established by the Board.

     (b)  Following the Restated Charter Effectiveness.  Upon and following the
          --------------------------------------------
Restated Charter Effectiveness, in the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any dividend or distribution on shares of any class or series of Common Stock (other than any dividend or distribution payable in shares of Common Stock effected in accordance with Section 8(a)), then and in each such event each Holder shall be entitled to receive the amount of such dividend or distribution that such Holder would have received had its shares of Series A-2 Preferred Stock been converted into Class B Common Stock pursuant to
Section 7 immediately prior to the record date for such dividend or distribution.

     (c)  Dividends or Distributions on Parity Stock. So long as any shares of
          ------------------------------------------
the Series A-2 Preferred Stock are outstanding, (i) no dividend or distribution may be declared or paid or set apart for payment on any Parity Stock by the Corporation, directly or indirectly, unless (A) such dividend or distribution is required by the terms of such Parity Stock pursuant to the certificate of designations for such Parity Stock (or other instrument pursuant to which such Parity Stock was created and setting forth the powers, designations, preferences and other special rights and qualifications, limitations and restrictions of such Parity Stock) as in effect on the initial issuance of such Parity Stock, and (B) all accumulated and unpaid dividends and distributions due to be paid on the Series A-2 Preferred Stock, and any redemption payments required by Section 6, have been or are contemporaneously paid or are being paid on a pro rata basis with any such Parity Stock, and (ii) except as otherwise provided in Section 6(f), no Parity Stock may be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available to a sinking fund for the redemption of any shares of such stock) by the Corporation directly or indirectly, unless (A) all accumulated and unpaid dividends and distributions due to be paid on the Series A-2 Preferred Stock, and any redemption payments required by Section 6, have been or are contemporaneously paid, and (B) such redemption, purchase or acquisition is required by the certificate of designations for such Parity Stock (or other instrument pursuant to which such Parity Stock was created and setting forth the powers, designations, preferences and other special rights and qualifications, limitations and restrictions of such Parity Stock) as in effect on the initial issuance of such Parity Stock.

     (d)  Dividends or Distributions on Junior Stock.  So long as any shares of
          ------------------------------------------
Series A-2 Preferred Stock are outstanding, no dividends or other distribution may be declared or paid or set apart for payment on any Junior Stock, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly, other than (i) a redemption, purchase or other acquisition of shares of Common Stock made solely pursuant to the terms of an employee incentive or benefit plan of the Corporation or its Subsidiaries, (ii) dividends or distributions on shares of Common Stock effected solely in accordance with
Section 4(b) or 8(g), and (iii) dividends or distributions made solely in Junior Stock effected in accordance with Section 8(a).

     Section 5. Liquidation Rights.
                ------------------

     (a) Upon the occurrence of a Liquidation Event, subject to the rights of holders of Senior Stock and Parity Stock, each Holder shall be entitled to be paid, before any distribution is made on any Junior Stock, out of the assets of the Corporation available for distribution to its stockholders an amount per share in cash equal to the greater of (i) the Liquidation Preference, as of the date fixed for the Liquidation Event, for each outstanding share of Series A-2 Preferred Stock held by such Holder and (ii) the amount such Holder would have received upon such final distribution if all outstanding shares of Series A-2 Preferred Stock had been converted into shares of Common Stock pursuant to
Section 7 (assuming that (A) the Restated Charter Effectiveness has occurred and
(B) all outstanding shares of Series A-1 Preferred Stock and Series B Preferred Stock had been converted into shares of Common Stock pursuant to the Series A-1 Certificate of Designations and the Series B Certificate of Designations, respectively, immediately prior to such Liquidation Event).

     (b) If the assets distributable in any such Liquidation Event to the Holders and to the holders of outstanding shares of all Parity Stock are insufficient to permit the payment to such holders of the full preferential amounts to which they may be entitled, such assets shall be distributed ratably among the holders of the outstanding shares of Series A-2 Preferred Stock and Parity Stock in proportion to the full preferential amount each such holder would otherwise be entitled to receive.

     (c) For purposes of this Section 5, a Liquidation Event shall, at the election of the Holders of a majority of the outstanding shares of Series A-2 Preferred Stock, voting separately as a single class, include (i) the consolidation or merger of the Corporation into any other corporation or entity if the Corporation is not the continuing or surviving corporation or entity of such consolidation or merger, (ii) the consolidation or merger of any other corporation or entity into the Corporation with the Corporation being the continuing or surviving corporation if, in connection with such consolidation or merger, the shares of Common Stock are changed into or exchanged for stock or other securities of any other Person or cash or any other property, and (iii) the transfer by the Corporation of all or substantially all of its properties or assets to any other corporation or entity (other than to a wholly-owned Subsidiary of the Corporation if such Subsidiary remains wholly owned by the Corporation after such transfer or any other transaction or series of transactions related to such transfer).

     (d) After payment of the full preferential amount to which the Holders are entitled pursuant to this Section 5, the Holders shall not be entitled to any further participation in any distribution of assets of the Corporation, and all rights of the Holders with respect to their shares of Series A-2 Preferred Stock shall terminate.

     Section 6. Redemption.
                ----------

     (a) Unless the Restated Charter Effectiveness shall have occurred prior to the occurrence of the event described in clause (i) or (ii) of this Section 6(a), the Corporation shall redeem, to the extent of funds legally available therefor (determined pursuant to Section 6(e)), in the manner provided for in this Section 6 all of the then outstanding shares of Series A-2 Preferred Stock at the Liquidation Preference as of the Redemption Date (the "Mandatory Redemption Price") on (i) the eleventh anniversary of the Issue Date or (ii) in the event a Change of Control of the Corporation has occurred, upon receipt of notice (no later than 30 days following the later of the occurrence of such Change of Control or public announcement of the occurrence of such Change of Control) from the Holders of a majority of the outstanding shares of Series A-2 Preferred Stock demanding a redemption of the outstanding shares of Series A-2 Preferred Stock. The Corporation shall pay the Mandatory Redemption Price in cash. The date for any such redemption (the "Redemption Date") shall be (A) in the case of a redemption occurring pursuant to clause (i) of this Section 6(a), the date of the eleventh anniversary of the Issue Date, or if such date is not a Business Day, the first Business Day following such date, and (B) in the case of a redemption occurring pursuant to clause (ii) of this Section 6(a), a date to be fixed by the Corporation that is a Business Day no earlier than 30 days and no later than 60 days following the notice referred to in clause (ii) of this
Section 6(a).

     (b) No later than 20 days and no earlier than 60 days prior to the Redemption Date, the Corporation shall give written notice (the "Redemption Notice") to each Holder at such

Holder's address as it appears on the stock books of the Corporation. The Redemption Notice shall state:

          (i)   whether the redemption is pursuant to clause (i) or (ii) of
     Section 6(a);

          (ii)  the Mandatory Redemption Price;

          (iii) Redemption Date; and

          (iv) the location (which shall be in New York City, New York) at which the Holder is to surrender to the Corporation (or its agent), for redemption, its certificate or certificates representing its shares of Series A-2 Preferred Stock, and the manner for the surrender of such certificate or certificates.

     (c) Each Holder shall surrender the certificate or certificates representing its shares of Series A-2 Preferred Stock to the Corporation, duly endorsed (or otherwise in proper form for transfer, as determined by the Corporation), in the manner and at the place designated in the Redemption Notice. On the Redemption Date, the Corporation shall pay, or cause to be paid, the full Mandatory Redemption Price for the shares so surrendered in cash (i) to the Person whose name appears on such certificate or certificates as the owner thereof, and, upon such payment, each surrendered certificate shall be canceled and retired and (ii) if such certificate is not surrendered by a Holder but the Holder certifies to the Corporation that the certificate or certificates representing its shares of Series A-2 Preferred Stock have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such lost, stolen or destroyed certificates (and, if requested by the Corporation, posts a customary bond reasonably satisfactory to the Corporation to cover such loss), to such Holder.

     (d) Unless the Corporation defaults in the payment of the applicable Mandatory Redemption Price, dividends on the shares of Series A-2 Preferred Stock shall cease to accumulate on the Redemption Date, and all rights of the Holders with respect to their Series A-2 Preferred Stock, other than the right to receive the Mandatory Redemption Price, shall terminate on the Redemption Date.

     (e) For the purpose of determining whether funds are legally available for redemption of Series A-2 Preferred Stock pursuant to this Section 6, (i) the Corporation shall value its assets at the highest amount permissible under applicable law, (ii) if the redemption is pursuant to clause (ii) of Section 6(a), the Corporation may, at its option, set aside the funds necessary to prepay, redeem or offer to purchase any Indebtedness of the Corporation or its Subsidiaries that, by its terms, has to be prepaid or redeemed, or requires that the Corporation or its Subsidiaries extend to the holders thereof an offer to purchase such Indebtedness, including the Senior Credit Facility and the Senior Subordinated Notes, and (iii) the Corporation may, at its option, set aside the funds necessary to satisfy any dividend, redemption or other obligations with respect to any Senior Stock or Parity Stock required by the certificate of designations for such Senior Stock or Parity Stock (or other instrument pursuant to which such Senior Stock or Parity Stock was created and setting forth the powers, designations, preferences and other special rights and qualifications, limitations and restrictions of such Senior Stock or Parity Stock).

     (f) If on the Redemption Date funds of the Corporation legally available therefor are insufficient to pay the Mandatory Redemption Price in full for all the shares of Series A-2 Preferred Stock, (i) the Corporation shall use funds to the extent legally available for such purpose, (ii) the Corporation shall effect the Mandatory Redemption Obligation pro rata according to the number of shares of Series A-2 Preferred Stock held by each holder and (iii) the Dividend Rate on any unpaid portion of the Mandatory Redemption Price shall be increased by 2%. If the Corporation is unable or fails to discharge its Mandatory Redemption Obligation, the Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge the Mandatory Redemption Obligation. If and so long as the Mandatory Redemption Obligation is not fully discharged, the Corporation may not, directly or indirectly, (A) redeem, purchase, or otherwise acquire any Parity Stock or Junior Stock or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Parity Stock or Junior Stock (except in connection with a redemption, sinking fund or other similar obligation regarding Parity Stock being satisfied on a pro rata basis) or (B) declare or make any dividend or distribution in respect of any Junior Stock.

     (g) Notwithstanding the foregoing, any Holder may, at any time prior to the close of business on the Business Day immediately preceding the Redemption Date, elect to convert, pursuant to Section 7(a), its shares of Series A-2 Preferred Stock into Common Stock in lieu of any redemption of its Series A-2 Preferred Stock. Upon such Conversion, the Holders shall no longer be entitled to any payment in connection with the redemption for the Series A-2 Preferred Stock.

     (h) The Corporation need not establish any sinking fund for the Mandatory Redemption Obligation.

     Section 7. Conversion.
                ----------

     (a)  Conversion Right.  At any time following the Restated Charter
          ----------------
Effectiveness, subject to and in compliance with the provisions of this Section 7, any Holder may, at such Holder's election, convert all, but not less than all, of such Holder's shares of Series A-2 Preferred Stock into shares of Class B-2 Common Stock (the "Electing Holder"), and upon any such conversion, all other outstanding shares of Series A-2 Preferred Stock shall automatically convert into shares of Class B-2 Common Stock (the "Conversion"). Notwithstanding any call for redemption pursuant to Section 6, the right to convert shares pursuant to this Section 7 shall terminate at the close of business on the Business Day immediately preceding the Redemption Date, unless the Corporation defaults in making payment of the Mandatory Redemption Price in full on the Redemption Date.

     (b)  Conversion Ratio.  The number of shares of Class B-2 Common Stock
          ----------------
deliverable upon Conversion of one share of Series A-2 Preferred Stock, adjusted as provided in Section 8, is referred to in this Certificate of Designations as the "Conversion Ratio." The Conversion Ratio, as of any date, shall be an amount equal to the Liquidation Preference as of such date divided by the Conversion Price. The "Conversion Price" will initially be $20.00, subject to adjustment from time to time pursuant to Section 8.

     (c)  Conversion Mechanics.
          --------------------

          (i) The Electing Holder shall surrender the certificate representing its shares of Series A-2 Preferred Stock at the principal office of the Corporation, with a written notice of election to convert completed and signed.

          (ii) On the Conversion Date, all outstanding shares of Series A-2 Preferred Stock shall be converted automatically without any further action by the Holders (and whether or not the certificates representing such shares are surrendered at the office of the Corporation). The Corporation shall issue certificates representing shares of Class B-2 Common Stock issuable upon the Conversion upon surrender of certificates representing the corresponding shares of Series A-2 Preferred Stock. Unless the shares issuable on Conversion by the Holder are to be issued in the same name as the name in which such shares of Series A-2 Preferred Stock are registered, each share surrendered shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the Holder or the Holder's duly authorized attorney. The Corporation shall not be obligated to issue certificates for shares of Class B-2 Common Stock in any name other than the name or names set forth on the certificates for the shares of Series A-2 Preferred Stock unless the requirements of the Stockholders' Agreement relating to the transfer of shares of Series A-2 Preferred Stock have been complied with or waived by the Corporation.

          (iii) Notwithstanding clause (i) or (ii) of this Section 7(c), if the Holder of any share or shares of Series A-2 Preferred Stock certifies to the Corporation that the certificates representing such share or shares have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such lost, stolen or destroyed certificates (and, if requested by the Corporation, posts a customary bond reasonably satisfactory to the Corporation to cover such loss), then the Corporation shall issue certificates representing the Class B-2 Common Stock issuable upon the Conversion in the name of such holder.

          (iv) As promptly as practicable after the delivery by the Holder of the certificates for shares of Series A-2 Preferred Stock (or in the case of a lost certificate, the certification, the agreement and, if requested, the posting of the bond described in clause (iii) of this Section 7(c)), the Corporation shall issue and shall deliver to such Holder, or, subject to compliance with the provisions Section 12 and the Stockholders' Agreement relating to the transfer of shares of Series A-2 Preferred Stock, on the Holder's written order to the Holder's transferee, (A) a certificate or certificates for the whole number of shares of Class B-2 Common Stock issuable upon the Conversion of such shares in accordance with the provisions of this Section 7, and (B) any cash adjustment required pursuant to Section 7(f).

          (v) The Conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date. The Person in whose name or names any certificate or certificates for shares of Class B-2 Common Stock shall be issuable upon such Conversion shall be deemed to have become the holder of record of the shares of Class B-2 Common Stock represented thereby at such time on the Conversion Date and the Conversion shall be into a number of whole shares of Class B-2 Common Stock equal to the product of the number of shares of Series A-2 Preferred Stock surrendered multiplied by the Conversion Ratio in effect on the applicable Conversion Date. All shares of Class B-2 Common Stock delivered upon conversion of the Series A-2 Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens, pledges and other security interests and not subject to any preemptive rights. As of the effective time of the Conversion, the shares of Series A-2 Preferred Stock so converted will no longer be deemed to be outstanding and all rights of a holder with respect to such shares so converted shall immediately terminate except the right to receive the Class B-2 Common Stock and other amounts payable pursuant to this Section 7.

     (d)  Reservation of Shares; Compliance with Laws. The Corporation covenants
          -------------------------------------------
that it will at all times following the Restated Charter Effectiveness reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Class B-2 Common Stock as shall be required for the purpose of effecting the Conversion of the Series A-2 Preferred Stock. Promptly (and in any event no later than two Business Days) following receipt of Stockholder Approval, the Corporation shall file the Restated Certificate of Incorporation pursuant to the DGCL with the Secretary of State of the State of Delaware. Prior to the delivery of any Common Stock that the Corporation is obligated to deliver upon the Conversion, the Corporation shall comply with all applicable federal and state laws and regulations which require action to be taken by the Corporation.

     (e)  Transfer Taxes, etc. The Corporation will pay any and all documentary
          --------------------
stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class B-2 Common Stock upon the Conversion, other than any tax payable in respect of any transfer involved in the issue or delivery of shares of Class B-2 Common Stock in a name other than that of the Holder of the Series A-2 Preferred Stock to be converted. The Corporation shall have the right not to issue or deliver any shares of Class B-2 Common Stock in a name other than that of the Holder of the Series A-2 Preferred Stock to be converted unless and until the Person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (f)  No Fractional Shares. No fractions of shares of Class B-2 Common Stock
          --------------------
shall be required to be issued to a Holder in connection with the Conversion. In lieu thereof, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Regular Common Stock on the Conversion Date.

     (g)  No Impairment. The Corporation will not, through any reorganization,
          -------------
transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate following the Restated Charter Effectiveness in order to protect the conversion rights of the holders of the Series A-2 Preferred Stock against impairment. Without limiting the generality of the foregoing, following the Restated Charter Effectiveness, the Corporation (i) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of Class B-2 Common Stock on the Conversion, free of all preemptive rights, and
(ii) will not take any if the total number of shares of Class B-2 Common Stock issuable after the action upon the Conversion of all of the Series A-2 Preferred Stock will exceed the total number of shares of Class B-2 Common Stock then authorized by the Corporation's Certificate of Incorporation and available for the purpose of issue upon such Conversion.

     Section 8. Adjustments to Conversion Price.
                -------------------------------

     (a) Adjustment for Stock Dividends, Distributions and Subdivisions. In the event the Corporation shall declare or pay any dividend or make any other distribution on the Common Stock payable in shares of Common Stock, or shall effect a subdivision of the outstanding Common Stock, into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then and in each such case the applicable Conversion Price in effect immediately prior to such stock dividend, distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, distribution or subdivision, be proportionately decreased, subject to the following qualifications: (i) in the event such issuance is declared but not effected, the applicable Conversion Price shall be readjusted as if such issuance was not declared; and (ii) no adjustment in the Conversion Price shall be made in the event the Holders simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received had (assuming that the Restated Charter Effectiveness has occurred) the Series A-2 Preferred Stock been converted into Class B-2 Common Stock pursuant to Section 7 immediately prior to such event (or, if applicable, the record date for such event).

     (b)  Adjustments for Combinations or Consolidation of Common Stock. In the
          -------------------------------------------------------------
event the outstanding Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then and in each such case the applicable Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

     (c)  Adjustments for Consolidation, Merger, Sale of Assets, Reorganization,
          ----------------------------------------------------------------------
etc. In the event the Corporation (i) consolidates with or merges into any other
---
corporation or entity and is not the continuing or surviving corporation or entity of such consolidation or merger, (ii) permits any other corporation or entity to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving corporation but, in connection with such consolidation or merger, the shares of Common Stock are changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (iii) transfers all or substantially all of its properties or assets, directly or indirectly, to any other corporation or entity (other than to a wholly owned Subsidiary of the Corporation if such Subsidiary remains wholly owned by the Corporation after such transfer or any other transaction or series of transactions related to such transfer), then, and in each such event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Section 8(c), each Holder, upon the Conversion at any time after the consummation of such consolidation, merger or transfer, shall be entitled to receive, in lieu of the shares of Common Stock issuable upon the Conversion prior to such consummation, the stock and other securities, cash and property to which such Holder would have been entitled upon such consummation if such Holder (assuming that the Restated Charter Effectiveness has occurred) had converted its Series A-2 Preferred Stock pursuant to Section 7 immediately prior to such consummation (or, if applicable, any record date with respect to such transaction), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this Section 8(c). Notwithstanding anything contained herein to the contrary, (A) the Corporation will not effect any of the transactions described in the clauses (i) through (iii) of this Section 8 unless, prior to the consummation thereof, each corporation (other than the Corporation) which may be required to deliver any stock, securities, cash or property upon the conversion of Series A-2 Preferred Stock shall assume, by written instrument, a copy of which shall be delivered to each Holder, the obligation to deliver to such Holder such shares of stock, securities, cash or property as such holder may be entitled to receive upon such conversion, and (B) in the event the Holders of a majority of the outstanding shares of Series A-2 Preferred Stock, voting separately as a single class, elect to declare that any of the transactions described in clauses (i) through (iii) constitute a Liquidation Event, then the provisions of this Section 8(c) shall not apply to such transaction and, in lieu thereof, the Holders shall be entitled to the amounts set forth in Section 5 with respect to such Liquidation Event.

     (d)  Adjustments for Reclassification, Exchange and Substitution. If the
          -----------------------------------------------------------
Common Stock is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision, combination or consolidation of shares, or merger, consolidation or asset sale, provided for in Sections 8(a), 8(b) and 8(c) or any reclassification resulting from the adoption of the Restated Certificate of Incorporation), then and in each such case the applicable Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series A-2 Preferred Stock shall be convertible into, in lieu of the number of shares of Class B-2 Common Stock which the Holders would otherwise have been entitled to receive (assuming that the Restated Charter Effectiveness has occurred), a number of shares of such other class or classes of stock equivalent to the number of shares of Class B-2 Common Stock that would have been subject to receipt by the Holders upon any Conversion (assuming that the Restated Charter Effectiveness has occurred) immediately before that change. No class or series of Common Stock shall be so changed into shares of any other class or series of stock unless a proportional and equivalent change is made with respect to all other classes or series of Common Stock. For avoidance of doubt, it is stipulated that the provisions of this Section 8(d) shall not apply to any exchange of shares of Common Stock into shares of Series B Preferred Stock pursuant to the JLL Exchange Agreement.

     (e)  Adjustment of Conversion Price Upon Issuance of Additional Shares of
          --------------------------------------------------------------------
Common Stock. In the event the Corporation, at any time after the Issue Date and
------------
prior to the Restated Charter Effectiveness, issues or sells Additional Shares of Common Stock for a consideration per share less than the Current Market Price in effect immediately prior to such issuance or sale, then and in each such event, the applicable Conversion Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest cent) determined by multiplying the applicable Conversion Price by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued or sold would purchase at the Current Market Price in effect immediately prior to such issuance or sale, and (ii) the denominator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus
(B) the number of Additional Shares of Common Stock so issued or sold. The provisions of this Section 8(e) shall not apply to any issuance or sale of Additional Shares of Common Stock for which an adjustment is provided under
Section 8(a).

     (f)  Issue of Securities Deemed Issue of Additional Shares of Common Stock.
          ---------------------------------------------------------------------
In the event (i) the Corporation, at any time after the Issue Date and prior to the Restated Charter Effectiveness, issues, sells or grants any Options or Convertible Securities, or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities and (ii) the consideration per share for the Additional Shares of Common Stock issuable upon the exercise of such Options, or in the case of Convertible Securities, the conversion or exchange of such Convertible Securities shall be less than the Current Market Price in effect immediately prior to such issue, sale or grant, or such record date, as the case may be, then, and in each such case, (A) the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be issuances of Additional Shares of Common Stock issued as of the time of such issue, sale or grant or, in case such a record date shall have been fixed, as of the close of business on such record date, and
(B) the Conversion Price shall be adjusted in accordance with Section 8(e) on the date of and immediately prior to such issue, sale or grant, or the record date, as the case may be. In any such case in which Additional Shares of Common Stock are deemed to be issued or sold pursuant to this Section 8(f):

          (1) no further adjustment in the applicable Conversion Price shall be made upon the subsequent issue of Convertible Securities or Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

          (2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Corporation, or increase in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the adjustments to the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such decrease or increase becoming effective, be recomputed (and the Conversion Price shall automatically be adjusted as so recomputed) to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities which are outstanding at such time; and

          (3) no readjustment pursuant to the preceding clause (2) shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (A) the applicable Conversion Price on the original adjustment date and (B) the applicable Conversion Price that would have resulted from any issuance of Additional

     Shares of Common Stock between the original adjustment date and such readjustment date.

The consideration per share deemed to be received by the Corporation for Additional Shares of Common Stock relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, actually received by the Corporation as consideration for the issue, sale, grant or assumption of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating to such Options or Convertible Securities without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise in full of such Options or the conversion or exchange in full of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise in full of such Options for Convertible Securities and the conversion or exchange in full of such Convertible Securities, by (y) the maximum number of Additional Shares of Common Stock (as set forth in the instruments relating to such Options or Convertible Securities, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     (g)  Certain Payments in Lieu of Dividends. In case the Corporation, at any
          -------------------------------------
time on or after the Issue Date and prior to the Restated Charter Effectiveness, shall, by dividend or otherwise, distribute to all holders of its Regular Common Stock evidences of its indebtedness or assets (including securities other than dividends and distributions paid pursuant to Section 8(a)), then the Conversion Price shall be adjusted by multiplying the Conversion Price then in effect by a fraction (i) the numerator of which shall be (A) the Current Market Price of a share of Regular Common Stock on the record date fixed for such distribution minus (B) the Market Value of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Regular Common Stock and
(ii) the denominator of which shall be the Current Market Price of a share of Regular Common Stock on the record date fixed for such distribution.

     (h)  Certificate as to Adjustments. Upon the occurrence of each adjustment
          -----------------------------
or readjustment of the applicable Conversion Price pursuant to this Section 8, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock, or any Options or Convertible Securities, as the case may be, issued or sold or deemed to have been issued,
(ii) the number of shares of Common Stock outstanding or deemed to be outstanding, and (iii) the applicable Conversion Price in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof. The Corporation shall, upon the written request at any time of any Holder, furnish or cause to be furnished to such Holder a like certificate setting forth
(i) the applicable Conversion Price at the time in effect, and showing how it was calculated, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon a Conversion. At the request of the Holders of a majority of the then outstanding Series A-2 Preferred Stock, the Corporation will have the certificates referred to in this
Section 8(h) prepared and delivered by an internationally recognized independent accounting firm.

     Section 9. Preemptive Rights.
                -----------------

     (a) The Corporation shall provide each Holder with a written notice (a "Preemptive Rights Notice") of any proposed issuance by the Corporation of any New Securities at least 30 days prior to the proposed issuance date. Such notice shall specify the price at which the New Securities are to be issued and the other material terms of the issuance. Each Holder shall be entitled to purchase, at the price and on the terms at which such New Securities are proposed to be issued and specified in such Preemptive Rights Notice, such Holder's Preemptive Rights Portion of such class of the New Securities proposed to be issued. "Preemptive Rights Portion" means the pro rata portion of New Securities proposed to be issued by the Corporation, which amount shall, for each Holder, be based upon the ratio of (i) the number of shares of Class B-2 Common Stock that such Holder would receive upon the Conversion of its shares of Series A-2 Preferred Stock into Class B-2 Common Stock pursuant to Section 7 immediately prior to the issuance of the New Securities (assuming that the Restated Charter Effectiveness had occurred) to (ii) the total number of issued and outstanding shares of Common Stock immediately prior to the issuance of the New Securities (assuming (A) that the Restated Charter Effectiveness has occurred and (B) the conversion of all securities convertible into, and the exercise of all options, warrants or other arrangements representing the right to purchase or otherwise acquire, any shares of Common Stock).

     (b) A Holder may exercise its rights under this Section 9 by delivering written notice of its election to purchase New Securities to the Corporation within 15 days of receipt of the Preemptive Rights Notice. A delivery of such a written notice (which notice shall specify the amount of New Securities to be purchased by the Shareholder submitting such notice) by such Holder shall constitute a binding agreement of such Holder to purchase, at the price and on the terms specified in the Preemptive Rights Notice, the number of New Securities specified in such Holder's written notice.

     (c) In the case of any issuance of New Securities, the Corporation shall have 90 days from the date of the Preemptive Rights Notice to consummate the proposed issuance of any or all of such New Securities which the Holders have not elected to purchase at the price and upon terms that are not materially less favorable to the Corporation than those specified in the Preemptive Rights Notice. At the consummation of such issuance, the Corporation shall issue certificates representing the New Securities to be purchased by each Holder exercising preemptive rights pursuant to this Section 9 registered in the name of such Holder, against payment by such Holder of the purchase price for such New Securities. If the Corporation proposes to issue such New Securities after such 90-day period, it shall again comply with the procedures set forth in this
Section 9.

     Section 10. Voting Rights.
                 -------------
     (a) The Holders shall not be entitled to any voting rights, except as hereinafter provided in this Section 10 or as otherwise provided by DGCL or other applicable law.

     (b) The approval of Holders of at least a majority of the then outstanding shares of Series A-2 Preferred Stock voting or consenting, as the case may be, separately as a class, shall be required to amend or repeal any provision of, or add any provision to, this Certificate of Designations.

     (c) The Holders voting or consenting, as the case may be, separately as a single class, shall be entitled to elect Directors (the Directors so elected, the "Class B-2 Directors") as follows:

          (i) On the Issue Date, two individuals designated by the holders of shares of Series A-2 Preferred Stock shall be elected as Class B-2 Directors. The Holders shall be entitled to elect, voting or consenting as a separate class, two Class B-2 Directors until the second anniversary of the Issue Date which number may only be reduced pursuant to clause (ii),
     (iii) or (iv) of this Section 10(c) only after such second anniversary.

          (ii) So long as the number of outstanding shares of Series A-2 Preferred Stock is equal to or greater than 50% of the number of shares of Series A-2 Preferred Stock issued on the Issue Date (in each case, as adjusted for stock dividends or distributions and subdivisions, combinations or consolidations of stock), the Holders shall be entitled to elect, voting or consenting as a separate class, two Class B-2 Directors.

          (iii) So long as the number of outstanding shares of Series A-2 Preferred Stock is less than 50% but equal to or greater than 10% of the number of shares of Series A-2 Preferred Stock issued on the Issue Date (in each case, as adjusted for stock dividends or distributions and subdivisions, combinations or consolidations of stock), the Holders shall be entitled to elect, voting or consenting as a separate class, one Class B-2 Director.

          (iv) The Holders shall not be entitled to elect any Director pursuant to this Section 10(c) after the second anniversary of the Issue Date when the number of outstanding shares of Series A-2 Preferred Stock is less than 10% of the number of shares of Series A-2 Preferred Stock issued on the Issue Date (in each case, as adjusted for stock dividends or distributions and subdivisions, combinations or consolidations of stock).

          (v) In addition to the number of Class B-2 Directors provided in the preceding clauses (ii) and (iii), if at any time a Voting Default shall have occurred, the Holders shall be entitled, voting or consenting as a separate class, to elect one additional Class B-2 Director.

          (vi) Upon any increase or decrease in the total number of Class B-2 Directors pursuant to this Section 10(c), there shall be a corresponding and equal increase or decrease in the total number of Directors.

          (vii) So long as the Holders of shares of Series A-2 Preferred Stock are entitled to elect Class B-2 Directors under this Section 10(d), at any annual meeting of stockholders, or special meeting held in place thereof, the holders of shares of Series A-2 Preferred Stock, voting or consenting (as the case may be separately) as a single class, shall be entitled to elect any Class B-2 Directors due to be elected at such meeting pursuant to the terms of this Certificate of Designations. Any vacancy occurring because of the death, disability, resignation or removal of a Class B-2 Director shall be filled by the vote or consent of the Holders. A Class B-2 Director may be removed without cause only by the vote or consent of the Holders of a majority of the outstanding shares of Series A-2 Preferred Stock.

     (d) Upon and following the Restated Charter Effectiveness, the Class B-2 Directors shall be classified as set forth in Restated Certificate of Incorporation.

     (e) In addition to any other vote required by law, the affirmative vote of a majority of the Directors that are not employees or officers of the Corporation or its Subsidiaries shall be required for any decision by the Corporation regarding the appointment, removal or compensation of the Corporation's Chief Executive Officer, or any transaction between the Corporation (or any of its Subsidiaries) and the Corporation's Chief Executive Officer (or his or her Affiliates).

     Section 11. Reports and Notices.
                 -------------------
     (a) The Corporation will provide the Holders, at the Corporation's expense, with the following:

          (i) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Corporation, and in any event within 45 days thereafter, a consolidated balance sheet of the Corporation and its Subsidiaries, as of the end of each such quarterly period, and consolidated statements of income and sources and applications of funds of the Corporation and its Subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles in the United States consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting from year end audit adjustments and the absence of notes, together with a management's discussion and analysis thereof, all in reasonable detail and certified by the principal financial or accounting officer of the Corporation.

          (ii) As soon as practicable after the end of each fiscal year of the Corporation, and in any event within 90 days thereafter, a consolidated balance sheet of the Corporation and its Subsidiaries, as at the end of such fiscal year, and consolidated statements of income and sources and applications of funds of the Corporation and its Subsidiaries, for such year, prepared in accordance with generally accepted accounting principles in the United States consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, together with a management's discussion and analysis thereof, all in reasonable detail and certified with an unqualified audit opinion by independent public accountants of recognized national standing selected by the Corporation.

So long as the Corporation is subject to the reporting requirements of the Exchange Act, the Corporation's obligations to provide the information required pursuant to clauses (i) and (ii) of this Section 11(a) shall be satisfied by the filing by the Corporation of its quarterly reports on Form 10-Q and its annual reports on Form 10-K, respectively, or any successor forms thereto, in accordance with the Exchange Act.

     (b) In the event that at any time after the date hereof, (i) the Corporation shall adopt a dividend policy, change a previously adopted dividend policy, or declare a dividend in the absence of, or in conflict with, a dividend policy or declare any distribution with respect to the Common Stock, or (ii) the Corporation shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock (either such event hereinafter being referred to as a "Notification Event"), then and in such case the Corporation shall cause to be mailed to the Holders, not later than the earlier of the date public announcement of the Notification Event is first made or the date ten days prior to the record date, if any, in connection with such Notification Event, written notice specifying the nature of such event and the effective date of, or the date on which the books of the Corporation shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock or other securities or property issuable or distributable with respect to the Series A-2 Preferred Stock.

     (c) The Corporation shall deliver to the Holders all notices and other reports delivered to holders of Regular Common Stock, including all notices and reports required by DGCL or other applicable laws.

     Section 12. Transfer Restrictions.  Until the 120th day following the Issue
                 ---------------------
Date and following the Restated Charter Effectiveness, any transfer of shares of Series A-2 Preferred Stock by a Holder to a Person other than a Permitted Transferee shall be null and void and of no force and effect . The Corporation may, at its discretion, as a condition to the transfer or registration of transfer of Series A-2 Preferred Stock to a purported Permitted Transferee, require the furnishing of affidavits or other proof as it deems reasonably necessary to establish that the proposed transferee is a Permitted Transferee. The term "Permitted Transferee" of a Holder shall be (i) any Subsidiary of such Holder, (ii) Rite Aid Corporation, a Delaware corporation, and any direct or indirect Subsidiary of Rite Aid Corporation, and (iii) any Person who is an institutional lender acquiring such shares of Series A-2 Preferred Stock or a security interest therein or pledge thereof from any Person referred to in clause (ii) as security for Indebtedness of such Person referred to in clause
(ii) (including any such acquisition upon foreclosure).

                                                                       EXHIBIT C
                                                                       ---------

                     SERIES B CONVERTIBLE PREFERRED STOCK

                                      OF

                            ADVANCE PARADIGM, INC.

     Set forth below are the powers, designations, preferences and relative, participating, optional and other special rights, including voting rights, and qualifications, limitations and restrictions of the Series B Preferred Stock of Advance Paradigm, Inc., a Delaware corporation (the "Corporation"). Such series of preferred stock, par value $0.01 per share, of the Corporation (the "Preferred Stock"), was initially created by the Board of Directors of the Corporation (the "Board of Directors") pursuant to the Amended and Restated Certificate of Incorporation of the Corporation (as may be amended from time to time, the "Certificate of Incorporation") and such series is now expressly incorporated by reference into Section 5.2 of the Second Amended and Restated Certificate of Incorporation of the Corporation.

     Section 1. Designation and Number.
                ----------------------

     (a) Such series of Preferred Stock is designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock"), and the number of shares constituting such series is 84,146 shares. A total of six shares of Series B-1 Preferred Stock shall be initially issued, and 84,140 shares of Series B Preferred Stock shall be reserved for issuance pursuant to the JLL Exchange Agreement and may not be issued for any other purpose.

     (b) Shares of Series B Preferred Stock issued and reacquired in any manner by the Corporation, including by purchase or redemption, shall (upon compliance with any applicable provisions of DGCL) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock other than as Series B Preferred Stock.

     Section 2. Definitions.  The following terms, as used in this Certificate
                -----------
of Designations, shall have the following meanings:

          "Additional Shares of Common Stock" means all shares of Common Stock
           ---------------------------------
     issued or sold by the Corporation after the Issue Date, whether or not subsequently reacquired or retired by the Corporation, other than shares of Common Stock: (i) issued upon the conversion or exchange of any series or class of Capital Stock issued and outstanding on the Issue Date into another series or class of Capital Stock of the Corporation without any additional consideration to the Corporation by the holder thereof; (ii) issued upon conversion of any shares of Series A Preferred Stock or Series B Preferred Stock into any class or series of Common Stock; (iii) issued upon the exercise of options or warrants that have been issued prior to, and are outstanding as of, the Issue Date; (iv) issued upon exercise of options granted prior to the 120th day following the Issue Date to employees, consultants, officers or directors of the Corporation pursuant to any stock option plan in effect on the Issue Date and consistent with past practice, but in any event not in excess of 25,000 shares of Common Stock during such 120-day period; (v) issued prior to the 120th day following the Issue Date to customers in the ordinary course of business consistent with past practice, but in any event not in excess of 25,000 shares of Common Stock during such 120-day period; (vi) issued upon exercise of the Senior Subordinated Notes Warrants; and (vii) issued upon the exercise of the Management Options.

          "Affiliate" means, with respect to any specified Person, any other
           ---------
     Person which, directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such specified Person. Control of any Person shall consist of the power to direct the management and policies of such Person (whether through the ownership of voting securities, by contract, as trustee or otherwise) and shall be deemed to exist upon the ownership of securities entitling the holder thereof to exercise more than 20% of the voting power in the election of directors of such Person (or other persons or bodies performing similar functions).

          "Board of Directors" has the meaning set forth in the Preamble hereto.
           ------------------

          "Business Day" means any day except Saturday, Sunday and any day on
           ------------
     which banking institutions in New York City, New York generally are authorized or required by law or other governmental action to be closed.

          "Capital Stock" means (i) all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of the Corporation, including each class or series of Common Stock or Preferred Stock, and (ii) any option, warrant or other arrangement representing the right to purchase or otherwise acquire any of the foregoing, including any securities convertible or exchangeable into any of the foregoing.

          "Certificate of Incorporation" has the meaning set forth in the
           ----------------------------
     Preamble hereto.

          "Change of Control" means the occurrence of either of the following:
           -----------------
     (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Excluded Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 40% of the total issued Common Stock or total issued Voting Stock of the Corporation; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Class A and Class C Directors (together with any new Class A or Class C Directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Corporation was approved by a vote of a majority of the Class A and Class C Directors then still in office who were either Class A or Class C Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease to constitute a majority of the Class A and Class C Directors then in office.

          "Class A Directors" has the meaning given to it in the Stockholders'
           -----------------
     Agreement.

          "Class B Common Stock" means the Class B-1 Common Stock and the Class
           --------------------
     B-2 Common Stock.

          "Class B-1 Common Stock" means the Class B-1 Common Stock to be
           ----------------------
     created as a separate class of Common Stock following Stockholder Approval pursuant to the Restated Certificate of Incorporation.

          "Class B-1 Directors" has the meaning set forth in Section 10(f).
           -------------------

          "Class B-2 Common Stock" means the Class B-2 Common Stock to be
           ----------------------
     created as a separate class of Common Stock following Stockholder Approval pursuant to the Restated Certificate of Incorporation.

          "Class B-2 Directors" means the Directors designated by holders of
           -------------------
     Series A-2 Preferred Stock pursuant to the Series A-2 Certificate of Designations.

          "Class C Directors" has the meaning given to it in the Stockholders'
           -----------------
     Agreement.

          "Common Stock" means the common stock, par value $0.01 per share, of
           ------------
     the Corporation, whether voting or non-voting, of any series or class (including Regular Common Stock and, following Stockholder Approval, the Class B Common Stock).

          "Consolidated Cash Flow" has the meaning given to such term in the
           ----------------------
     Senior Subordinated Notes Indenture.

          "Consolidated Interest Expense" means, with respect to any specified
           -----------------------------
     Person for any period, the sum, without duplication, of: (i) the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued, including original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with capital lease obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings and net of the effect of all payments made or received pursuant to hedging obligations and excluding amortization of deferred financing costs, plus
     (ii) the consolidated interest of such Person and its Subsidiaries that was capitalized during such period, plus (iii) any interest expense on Indebtedness of another Person that is guaranteed by that Person or any of its Subsidiaries or secured by a mortgage, lien, pledge, charge, encumbrance or other security interests on assets of such Person or any of its Subsidiaries.

          "Conversion" means a Mandatory Conversion or an Optional Conversion.
           ----------

          "Conversion Date" means, (i) in the case of Optional Conversions, the
           ---------------
     date on which the certificates for shares of Series B Preferred Stock to be converted are surrendered to the Corporation and, (ii) in the case of a Mandatory Conversion, the date of filing of the Restated Certificate of Incorporation pursuant to the DGCL with the Secretary of State of the State of Delaware following receipt of Stockholder Approval.

          "Conversion Price" has the meaning set forth in Section 7(c).
           ----------------

          "Conversion Ratio" has the meaning set forth in Section 7(c).
           ----------------

          "Convertible Securities" means any evidences of indebtedness, shares
           ----------------------
     (other than shares of Regular Common Stock) or other securities that, by their terms, are directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock. For avoidance of doubt, it is stipulated that the following are not Convertible Securities: (i) shares of Series A Preferred Stock issued as a dividend on shares of Series A Preferred Stock; and (ii) shares of Series B Preferred Stock issued in accordance with the JLL Exchange Agreement.

          "Corporation" has the meaning set forth in the Preamble hereto.
           -----------

          "Current Market Price" means, as of any date, the average of the daily
           --------------------
     Market Prices of the Regular Common Stock for twenty consecutive trading days immediately preceding such date.

          "Current Series B Amount" means, as of any date of determination, (i)
           -----------------------
     the number of shares of Series B Preferred Stock issued and outstanding on such date, plus (ii) the number of shares of Series B Preferred Stock issuable on such date under the JLL Exchange Agreement upon the exchange into Series B Preferred Stock of all shares of Regular Common Stock that may be so exchanged pursuant to the JLL Exchange Agreement on such date.

          "DGCL" means the General Corporation Law of the State of Delaware.
           ----

          "Director" means a member of the Board of Directors.
           --------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
     and the rules and regulations promulgated thereunder.

          "Excluded Holders" means (i) the Corporation and its Subsidiaries,
           ----------------
     (ii) the Principals and the Related Parties of the Principals, (iii) the Permitted Transferees, and the Affiliates of Permitted Transferees, and
     (iv) the holders of shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock on the Issue Date and the "Permitted Transferees" (as defined in the Series A-1 Certificate of Designations or the Series A-2 Certificate of Designations, as the case may be) and the Affiliates of the Persons referred in this clause (iv), and (v) any Person permitted or required to receive shares of Series B Preferred Stock pursuant to the JLL Exchange Agreement, the Permitted Transferees of such Persons (assuming that such Persons are Holders) and the Affiliates of the Persons referred to in this clause (v).

          "GAAP" means accounting principles and practices generally accepted
           ----
     from time to time in the United States as in effect on the Issue Date.

          "Holder" means a record holder of shares of Series B Preferred Stock.
           ------

          "Indebtedness" has the meaning given to such term in the Senior
           ------------
     Subordinated Notes Indenture.

          "Interest Coverage Ratio" means, as of any determination date, the
           -----------------------
     ratio of Consolidated Cash Flow to Consolidated Interest Expense during the four-quarter period of the most recent four consecutive fiscal quarters ending prior to such determination date. In the event of any incurrence, assumption, guarantee, repayment, repurchase or redemption of any Indebtedness (other than ordinary working capital borrowings, excluding borrowings under the Senior Credit Facility) subsequent to the commencement of the period for which the Interest Coverage Ratio is being calculated and on or prior to the date or event for which the calculation of the Interest Coverage Ratio is made (the "Calculation Date"), then the Interest Coverage Ratio shall be calculated giving effect to the incurrence, assumption, guarantee, repayment, repurchase or redemption of such Indebtedness, and the use of the proceeds therefrom, as if the same had occurred at the beginning of the applicable four-quarter period.

          "Initial Series B Amount" means, as of any date of determination, (i)
           -----------------------
     the number of shares of Series B Preferred Stock issued on the Issue Date plus (ii) the number of shares of Series B Preferred Stock issuable on the Issue Date under the JLL Exchange Agreement upon the exchange into Series B Preferred Stock of all shares of Regular Common Stock that may be so exchanged pursuant to the JLL Exchange Agreement, in each case as adjusted for stock dividends or distributions and subdivisions, combinations or consolidations of stock on or prior to such date of determination. For avoidance of doubt, it is stipulated that the Initial Series B Amount on the Issue Date is 84,146.

          "Issue Date" means the date of the filing of this Certificate of
           ----------
     Designations according to the DGCL with the Secretary of State of the State of Delaware.

          "JLL" has the meaning set forth in Section 12.
           ---

          "JLL Exchange Agreement" means the Exchange Agreement dated as of the
           ----------------------
     Issue Date between the Corporation and Joseph Littlejohn & Levy Fund III, L.P., a Delaware limited partnership, relating to the exchange of shares of Regular Common Stock into shares of Series B Preferred Stock, as the same may be amended, supplemented or restated from time to time.

          "Junior Stock" has the meaning set forth in Section 3(a).
           ------------

          "Liquidation Event" means any voluntary or involuntary liquidation,
           -----------------
     dissolution or winding up of the affairs of the Corporation.

          "Liquidation Preference" means, for each share of Series B Preferred
           ----------------------
     Stock as of any date, (i) $1,000, plus (ii) all accumulated and unpaid cash dividends and distributions on such share as of such date, plus (iii) the Market Price of all other accumulated and unpaid dividends and distributions on such share as of such date.

          "Management Options" means options to purchase up to an aggregate of
           ------------------
     1,790,000 shares of Common Stock at an initial exercise price of $20 per share issued to officers and employees on or before the Issue Date. For purposes of this Certificate of Designations, the Management Options shall be deemed issued before the Issue Date.

          "Mandatory Conversion" has the meaning set forth in Section 7(b).
           --------------------

          "Mandatory Redemption Obligation" means the Corporation's redemption
           -------------------------------
     obligation set forth in Section 6.

          "Mandatory Redemption Price" has the meaning set forth in Section
           --------------------------
     6(a).

          "Market Price" means: (a) with respect to any security, on any given
           ------------
     day, (i) if such security is listed or authorized for trading on a national securities exchange, the last sale price of such security, regular way, on such date, or if no such sale takes place on such date, the average of the closing bid and asked prices thereof, on such date, in each case as officially reported on the principal national securities exchange on which such security is listed or authorized for trading, (ii) if such security is not listed or authorized for trading on a national securities exchange but is quoted on the Nasdaq National Market, (A) the price of the last trade, as reported on the Nasdaq National Market, not identified as having been reported late to such system, or (B) if such security is so traded, but no such last trade information is so reported, the average of the last bid and ask prices, as those prices are reported on the Nasdaq National Market,
     (iii) if such security is not listed or authorized for trading on a national securities exchange or the Nasdaq National Market or any comparable system but has a nationally recognized existing trading market, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose or (iv) if such security is not listed or authorized for trading on a national securities exchange or the Nasdaq National Market or any comparable system and does not have a nationally recognized existing trading market, the fair value of such security as (A) determined by an agreement between the Corporation and the Holders of a majority of the outstanding shares of Series B Preferred Stock or (B) if the Corporation and such Holders fail to agree, determined jointly by an independent investment banking firm retained by the Corporation and by an independent investment banking firm retained by such Holders, or (C) if the Corporation or such Holders shall fail so to retain an independent investment banking firm within five Business Days of the retention of such firm by the Corporation or such Holders, as the case may be, determined solely by the firm so retained or (D) if the firms so retained by the Corporation and by such Holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm chosen by the first two such firms; and (b) with respect to any other asset or property, the fair market value of such asset or property as (i) determined by an agreement between the Corporation and the Holders of a majority of the outstanding shares of Series B Preferred Stock or (ii) if the Corporation and such Holders fail to agree, determined jointly by an independent investment banking firm retained by the Corporation and by an independent investment banking firm retained by such Holders, or (iii) if the Corporation or such Holders shall fail so to retain an independent investment banking firm within five Business Days of the retention of such firm by the Corporation or such Holders, as the case may be, determined solely by the firm so retained or (iv) if the firms so retained by the Corporation and by such Holders shall be unable to reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm chosen by the first two such firms.

          "New Securities" means any Capital Stock issued after the Issue Date,
           --------------
     other than (i) Capital Stock issued upon the conversion or exchange of any series or class of Capital Stock issued and outstanding on the Issue Date into another series or class of Capital Stock of the Corporation without any additional consideration to the Corporation by the holder thereof; (ii) Capital Stock issued upon conversion of any shares of Series A Preferred Stock or Series B Preferred Stock into any class or series of Common Stock;
     (iii) shares of Series A Preferred Stock issued as a dividend on any shares of Series A Preferred Stock; (iv) dividends or distributions payable in shares of Capital Stock effected in accordance with Section 8(a); (v) Capital Stock issued upon the exercise of options or warrants that have been issued prior to, and are outstanding as of, the Issue Date; (vi) Capital Stock issued to employees, consultants, officers or directors of the Corporation pursuant to any stock option plan in effect on the Issue Date and consistent with past practice or pursuant to a stock option plan adopted after the Issue Date; (vii) Capital Stock issued to holders of Series A Preferred Stock pursuant to the exercise by such holders of their preemptive rights contained in the applicable Series A Certificate of Designations; (viii) Capital Stock issued upon exercise of the Senior Subordinated Notes Warrants; (ix) Common Stock issued upon exercise of the Management Options; (x) Capital Stock issued to customers in the ordinary course of business consistent with past practice, subject to a maximum amount, in any fiscal year of the Corporation, equal or equivalent to (A) 0.5% of the weighted average number of issued and outstanding shares of Common Stock during such fiscal year plus (B) the number of shares permitted under clause (A) for any fiscal year ending after the Issue Date but not previously expended in prior fiscal years; and (xi) shares of Series B Preferred Stock issued in accordance with the JLL Exchange Agreement.

          "Non-Class B Director" means any Director who is neither a Class B-1
           --------------------
     Director nor a Class B-2 Director.

          "Options" means rights, options or warrants to subscribe for, purchase
           -------
     or otherwise acquire either Additional Shares of Common Stock or Convertible Securities. For avoidance of doubt, it is stipulated that the following are not Options: (i) any rights, options or warrants to subscribe for, purchase or otherwise acquire the shares of Common Stock referred to in clause (iv) or (v) of the definition of Additional Shares of Common Stock; and (ii) any right or option to acquire shares of Series B Preferred Stock pursuant to the JLL Exchange Agreement.

          "Optional Conversion" has the meaning set forth in Section 7(a).
           -------------------

          "Parity Stock" has the meaning set forth in Section 3(a).
           ------------

          "Permitted Transferee" has the meaning set forth in Section 12.
           --------------------

          "Person" means any corporation, limited liability company,
           ------
     partnership, trust, organization, association, other entity or individual.

          "Preemptive Rights Notice" has the meaning given in Section 9(a).
           ------------------------

          "Preemptive Rights Portion" has the meaning given in Section 9(a).
           -------------------------

          "Preferred Stock" has the meaning set forth in the Preamble hereto.
           ---------------

          "Principals" has the meaning given to such term in the Senior
           ----------
     Subordinated Notes Indenture.

          "Redemption Date" has the meaning given in Section 6(b).
           ---------------

          "Redemption Notice" has the meaning set forth in Section 6(b).
           -----------------

          "Related Parties" has the meaning given to such term in the Senior
           ---------------
     Subordinated Notes Indenture.

          "Regular Common Stock" means the class of Common Stock existing on the
           --------------------
     Issue Date.

          "Restated Certificate of Incorporation" means the Second Amended and
           -------------------------------------
     Restated Certificate of Incorporation of the Corporation in the form attached as Exhibit B to the Stockholders' Agreement (as the same may from time to time be amended (x) prior to Stockholder Approval, pursuant to the Stockholders' Agreement, and (y) after Stockholder Approval, pursuant to such Restated Certificate of Incorporation and the DGCL), to be submitted for Stockholder Approval and following Stockholder Approval filed according to the DGCL with the Secretary of State of the State of Delaware.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
     rules and regulations promulgated thereunder.

          "Senior Credit Facility" means the credit facilities evidenced by, and
           ----------------------
     the loans and borrowings extended to the Corporation pursuant to the $825 million Senior Credit Agreement, dated on or about the Issue Date, among the Corporation, as borrower the subsidiary guarantors parties thereto, the initial lenders, initial issuing bank and swing line bank named therein, Bank of America, N.A., as Collateral Agent and Administrative Agent, Bank One, N.A., as Documentation Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Book-Runner, Lead Arranger and Syndication Agent, and Bank of America Securities LLC, as Joint Book-Runner and Joint Lead Arranger, and any one or more deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments, modifications or supplements thereto or replacements thereof (including, without limitation, any amendment increasing the amount that may be borrowed thereunder) and any agreement providing therefor whether by or with respect to the same or any other agents, lenders, creditors or group of creditors (or any combination thereof) and including related notes, guarantee agreements, security agreements and other instruments executed in connection therewith.

          "Senior Stock" has the meaning given in Section 3(a).
           ------------

          "Senior Subordinated Notes" means the Corporation's Senior
           -------------------------
     Subordinated Notes due 2010 issued on or about the Issue Date in the initial principal amount of $200,000,000 (the "initial notes") and any notes registered under the Securities Act that are issued in exchange for such notes, and any deferrals, renewals, extensions, replacements, refinancings or refundings thereof, or amendments or supplements thereto or replacements thereof.

          "Senior Subordinated Notes Indenture" means the Indenture, dated as of
           -----------------------------------
     October 2, 2000, between the Corporation and U.S. Trust of Texas, N.A., as trustee pursuant to which the Corporation's Senior Subordinated Notes due 2010 in the initial principal amount of $200,000,000 are issued, as the same may be amended from time to time.

          "Senior Subordinated Notes Warrants" means the warrants to purchase
           ----------------------------------
     Regular Common Stock issued on or about the Issue Date to Rite Aid Corporation. For purposes of this Certificate of Designations, the Senior Subordinated Notes Warrants shall be deemed to have been issued before the Issue Date.

          "Series A Preferred Stock" means the Series A-1 and Series A-2
           ------------------------
     Preferred Stock.

          "Series A Certificates of Designations" means the Series A-1
           -------------------------------------
     Certificate of Designations and the Series A-2 Certificate of Designations.

          "Series A-1 Certificate of Designations" means the Certificate of
           --------------------------------------
     Designations for the Series A-1 Preferred Stock filed pursuant to the DGCL with the Secretary of State of the State of Delaware on or about the Issue Date, and as amended, supplemented or restated from time to time.

          "Series A-2 Certificate of Designations" means the Certificate of
           --------------------------------------
     Designations for the Series A-2 Preferred Stock filed pursuant to the DGCL with the Secretary of State of the State of Delaware on or about the Issue Date, and as amended, supplemented or restated from time to time.

          "Series A-1 Preferred Stock" means the Preferred Stock designated by
           --------------------------
     the Board of Directors as Series A-1 11% Preferred Stock and having the powers, designations, preferences, and the relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in the Series A-1 Certificate of Designations.

          "Series A-2 Preferred Stock" means the Preferred Stock designated by
           --------------------------
     the Board of Directors as Series A-2 11% Preferred Stock and having the powers, designations, preferences, and the relative, participating, optional and other special rights and qualifications, limitations and restrictions set forth in the Series A-2 Certificate of Designations.

          "Series B Preferred Stock" has the meaning set forth in Section 1.
           ------------------------

          "Stockholder Approval" means the approval by the stockholders of the
           --------------------
     Corporation of the adoption of the Restated Certificate of Incorporation and of the authorization and issuance of the Class B Common Stock to be issued to the Holders and the holders of the Series A Preferred Stock in accordance with the terms of this Certificate of Designations and the Series A Certificates of Designations.

          "Stockholders' Agreement" means the Stockholders' Agreement, dated on
           -----------------------
     or about the Issue Date, among the Corporation, Joseph, Littlejohn & Levy Fund III, L.P., Rite Aid Corporation and the other Persons named therein, as the same may be amended, supplemented or restated from time to time

          "Subsidiary" means, with respect to any specified Person:  (i) any
           ----------
     corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by a Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership (A) the sole general partner or the managing general partner of which is the Person or a Subsidiary of that Person or (B) the only general partners of which are the Person or one or more Subsidiaries of that Person (or any combination thereof).

          "Transfer" means any direct or indirect (including, without
           --------
     limitation, through the transfer of a controlling interest in a Permitted Transferee) sale, transfer, assignment, grant of participation interest in, option, pledge, hypothecation, encumbrance or other disposition.

          "Voting Default" means the taking of (i) any of the actions set forth
           --------------
     in clauses (i) through (xii) of Section 10(c) in violation of the provisions of Section 10(c) or (ii) any of the actions set forth in Section 10(d) in violation of the provisions Section 10(d).

          "Voting Stock" means, with respect to any Person, the Capital Stock of
           ------------
     any class or kind ordinarily having the power to vote generally for the election of directors (or other persons or bodies performing similar functions) of such Person.

     Section 3. Rank.
                ----

     (a) The Series B Preferred Stock shall, with respect to dividends and distributions and upon a Liquidation Event, rank:

          (i) senior to (A) all classes or series of Common Stock and (B) each other class or series of Capital Stock of the Corporation hereafter created the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series B Preferred Stock as to dividends and distributions and upon a Liquidation Event (all of the foregoing collectively referred to as "Junior Stock");

          (ii) on a parity with (A) the Series A Preferred Stock and (B) each other series of Preferred Stock hereafter created the terms of which expressly provide that such class or series ranks on a parity with the Series B Preferred Stock as to dividends and distributions and upon a Liquidation Event (collectively referred to as "Parity Stock"); and

          (iii) junior to each series or class of Preferred Stock hereafter created the terms of which expressly provide that such class or series ranks senior to the Series B Preferred Stock as to dividends and distributions and upon a Liquidation Event (collectively referred to as "Senior Stock").

     (b) The respective definitions of Junior Stock, Parity Stock and Senior Stock shall also include any options, warrants or other rights exercisable or exchangeable for or convertible into any of the Junior Stock, Parity Stock or Senior Stock, as the case may be.

     Section 4. Dividends.
                ---------

     (a) In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, any dividend or distribution on shares of any class or series of Common Stock (other than any dividend or distribution payable in shares of Common Stock effected in accordance with Section 8(a)), then and in each such event each Holder shall be entitled to receive the amount of such dividend or distribution that such Holder would have received had its shares of Series B Preferred Stock been converted into Common Stock pursuant to Section 7 immediately prior to the record date for such dividend or distribution.

     (b)  So long as any shares of the Series B Preferred Stock are outstanding:

          (i) No dividend or distribution (other than dividends on Series A Preferred Stock payable solely in shares of Series A Preferred Stock paid in accordance with the applicable Series A Certificate of Designations) may be declared or paid or set apart for payment on any Parity Stock by the Corporation, directly or indirectly, unless in each case (A) such dividend or distribution is required by the terms of such Parity Stock pursuant to the certificate of designations for such Parity Stock (or other instrument pursuant to which such Parity Stock was created and setting forth the powers, designations, preferences and other special rights and qualifications, limitations and restrictions of such Parity Stock) as in effect on the initial issuance of such Parity Stock and (B) all accumulated and unpaid dividends and distributions due to be paid on the Series B Preferred Stock have been or contemporaneously are paid or are being paid on a pro rata basis with any such Parity Stock.

          (ii) Except to the extent otherwise provided in Section 6(f), no Parity Stock may be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available to a sinking fund for the redemption of any shares of such stock) by the Corporation, directly or indirectly, unless (x) all accumulated and unpaid dividends and distributions due to be paid on the Series B Preferred Stock, or the redemption payments required by Section 6, have been or are contemporaneously are paid, and (y) (A) such redemption, purchase or acquisition is required by the certificate of designations for such Parity Stock (or other instrument pursuant to which such Parity Stock was created and setting forth the powers, designations, preferences and other special rights and qualifications, limitations and restrictions of such Parity Stock) as in effect on the initial issuance of such Parity Stock and the issuance of such Parity Stock was approved by the Holders in accordance with Section 10(c)(iv) or (B) such redemption, purchase or acquisition is made with the approval of the Holders in accordance with Section 10(c)(vi).

     (c) So long as any shares of the Series B Preferred Stock are outstanding, no dividends or other distribution may be declared or paid or set apart for payment on any Junior Stock by the Corporation, directly or indirectly, nor may any Junior Stock be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation, directly or indirectly, other than (i) a redemption, purchase or other acquisition of shares of Common Stock made solely pursuant to the terms of an employee incentive or benefit plan of the Corporation or its Subsidiaries, (ii) a dividend or other distribution on shares of Common Stock effected in accordance with Section 4(a) or 8(a), and (iii) dividends or distributions made solely in Junior Stock effected in accordance with Section 8(a).

     Section 5. Liquidation Rights.
                ------------------

     (a) Upon the occurrence of a Liquidation Event, subject to the rights of holders of Senior Stock and Parity Stock, each Holder shall be entitled to be paid, before any distribution is made on any Junior Stock, out of the assets of the Corporation available for distribution to its stockholders an amount per share in cash equal to the greater of (i) the Liquidation Preference, as of the date fixed for the Liquidation Event, for each outstanding share of Series B Preferred Stock held by such Holder and (ii) the amount such Holder would have received upon such final distribution if all outstanding shares of Series B Preferred Stock had been converted into shares of Common Stock pursuant to
Section 7 and all outstanding shares of Series A Preferred Stock had been converted into shares of Common Stock pursuant to the Series A Certificates of Designations immediately prior to such Liquidation Event (assuming such conversion is permissible under the terms thereof).

     (b) If the assets distributable in any such Liquidation Event to the Holders and to the holders of outstanding shares of all Parity Stock are insufficient to permit the payment to such holders of the full preferential amounts to which they may be entitled, such assets shall be distributed ratably among the holders of the outstanding shares of Series B Preferred Stock and Parity Stock in proportion to the full preferential amount each such holder would otherwise be entitled to receive.

     (c) For purposes of this Section 5, a Liquidation Event shall, at the election of the Holders of a majority of the outstanding shares of Series B Preferred Stock, voting separately as a single class, include (i) the consolidation or merger of the Corporation into any other corporation or entity if the Corporation is not the continuing or surviving corporation or entity of such consolidation or merger, (ii) the consolidation or merger of any other corporation or entity into the Corporation with the Corporation being the continuing or surviving corporation if, in connection with such consolidation or merger, the shares of Common Stock are changed into or exchanged for stock or other securities of any other Person or cash or any other property, and (iii) the transfer by the Corporation of all or substantially all of its properties or assets to any other corporation or entity (other than to a wholly-owned Subsidiary of the Corporation if such Subsidiary remains wholly owned by the Corporation after such transfer or any other transaction or series of transactions related to such transfer).

     (d) After payment of the full preferential amount to which the Holders are entitled pursuant to this Section 5, the Holders shall not be entitled to any further participation in any distribution of assets of the Corporation, and all rights of the Holders with respect to their Series B Preferred Stock shall terminate.

     Section 6. Redemption.
                ----------

     (a) The Corporation shall redeem, to the extent of funds legally available therefor (determined pursuant to Section 6(e)), in the manner provided for in this Section 6 all of the then outstanding shares of Series B Preferred Stock at the Liquidation Preference as of the Redemption Date (the "Mandatory Redemption Price") on (i) the eleventh anniversary of the Issue Date or (ii) in the event a Change of Control of the Corporation has occurred, upon receipt of notice (no later than 30 days following the later of the occurrence of such Change of Control or public announcement of the occurrence of such Change of Control) from the Holders of a majority of the outstanding shares of Series B Preferred Stock demanding a redemption of the outstanding shares of Series B Preferred Stock. The Corporation shall pay the Mandatory Redemption Price in cash. The date for any such redemption (the "Redemption Date") shall be (A) in the case of a redemption occurring pursuant to clause (i) of this Section 6(a), the date of the eleventh anniversary of the Issue Date, or if such date is not a Business Day, the first Business Day following such date, and (B) in the case of a redemption occurring pursuant to clause (ii) of this Section 6(a), a date to be fixed by the Corporation that is a Business Day no earlier than the 30 days and no later than 60 days following the notice referred to in clause (ii) of this
Section 6(a).

     (b) No later than 20 days and no earlier than 60 days prior to the Redemption Date, the Corporation shall give written notice (the "Redemption Notice") to each Holder at such Holder's address as it appears on the stock books of the Corporation. The Redemption Notice shall state:

          (i)   whether the redemption is pursuant to clause (i) or (ii) of
     Section 6(a);

          (ii)  the Mandatory Redemption Price;

          (iii) Redemption Date; and

          (iv) the location (which shall be in New York City, New York) at which the Holder is to surrender to the Corporation (or its agent), for redemption, its certificate or certificates representing its shares of Series B Preferred Stock, and the manner for the surrender of such certificate or certificates.

     (c) Each Holder shall surrender the certificate or certificates representing its shares of Series B Preferred Stock to the Corporation, duly endorsed (or otherwise in proper form for transfer, as determined by the Corporation), in the manner and at the place designated in the Redemption Notice. On the Redemption Date, the Corporation shall pay, or cause to be paid, the full Mandatory Redemption Price for the shares so surrendered in cash (i) to the Person whose name appears on such certificate or certificates as the owner thereof, and, upon such payment, each surrendered certificate shall be canceled and retired and (ii) if such certificate is not surrendered by a Holder but the Holder certifies to the Corporation that the certificate or certificates representing its shares of Series B Preferred Stock have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such lost, stolen or destroyed certificates (and, if requested by the Corporation, posts a customary bond reasonably satisfactory to the Corporation to cover such loss), to such Holder.

     (d) Unless the Corporation defaults in the payment of the applicable Mandatory Redemption Price, all rights of the Holders with respect to their Series B Preferred Stock, other than the right to receive the Mandatory Redemption Price, shall terminate on the Redemption Date.

     (e) For the purpose of determining whether funds are legally available for redemption of Series B Preferred Stock pursuant to this Section 6, (i) the Corporation shall value its assets at the highest amount permissible under applicable law, (ii) if the redemption is pursuant to clause (ii) of Section 6(a), the Corporation may, at its option, set aside the funds necessary to prepay, redeem or offer to purchase any Indebtedness of the Corporation or its Subsidiaries that, by its terms, has to be prepaid or redeemed, or requires that the Corporation or its Subsidiaries extend to the holders thereof an offer to purchase such Indebtedness, including the Senior Credit Facility and the Senior Subordinated Notes, and (iii) the Corporation may, at its option, set aside the funds necessary to satisfy any dividend, redemption or other obligations with respect to any Senior Stock or Parity Stock required by the certificate of designations for such Senior Stock or Parity Stock (or other instrument pursuant to which such Senior Stock or Parity Stock was created and setting forth the powers, designations, preferences and other special rights and qualifications, limitations and restrictions of such Senior Stock or Parity Stock).

     (f) If on the Redemption Date funds of the Corporation legally available therefor are insufficient to pay the Mandatory Redemption Price in full for all the shares of Series B Preferred Stock, the Corporation shall (i) use funds to the extent legally available for such purpose, (ii) effect the Mandatory Redemption Obligation pro rata according to the number of shares of Series B Preferred Stock held by each holder and (iii) pay interest at the rate of 10% per annum on any unpaid portion of the Mandatory Redemption Price on a quarterly basis. If the Corporation is unable or fails to discharge its Mandatory Redemption Obligation, the Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge the Mandatory Redemption Obligation. If and so long as the Mandatory Redemption Obligation is not fully discharged, the Corporation may not, directly or indirectly, (A) redeem, purchase, or otherwise acquire any Parity Stock or Junior Stock or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Parity Stock or Junior Stock (except in connection with a redemption, sinking fund or other similar obligation regarding Parity Stock (including the Series A Preferred Stock) being satisfied on a pro rata basis) or
(B) declare or make any dividend or distribution in respect of any Junior Stock.

     (g) Notwithstanding the foregoing, each Holder may, at any time prior to the close of business on the Business Day immediately preceding the Redemption Date, elect to convert, pursuant to Section 7(a), all or any portion of its shares of Series B Preferred Stock into Common Stock in lieu of any redemption of its Series B Preferred Stock. Upon such Optional Conversion, such Holder shall no longer be entitled to any payment in connection with the redemption for the Series B Preferred Stock so converted.

     (h) The Corporation need not establish any sinking fund for the Mandatory Redemption Obligation.

     Section 7. Conversion.
                ----------

     (a)  Optional Conversion. Subject to and in compliance with the provisions
          -------------------
of this Section 7, each Holder may, at any time and from time to time, at such Holder's election, convert any or all outstanding shares of Series B Preferred Stock of such Holder into shares of Regular Common Stock (such conversion, an "Optional Conversion"). Notwithstanding any call for redemption pursuant to
Section 6, the right to convert shares pursuant to the Optional Conversion shall terminate at the close of business on the Business Day immediately preceding the Redemption Date, unless the Corporation defaults in making payment of the Mandatory Redemption Price in full on the Redemption Date.

     (b)  Mandatory Conversion. Subject to the provisions of this Section 7,
          --------------------
upon the occurrence of the Stockholder Approval and the filing of the Restated Certificate of Incorporation pursuant to the DGCL with the Secretary of State of the State of Delaware, all of the outstanding shares of Series B Preferred Stock shall automatically convert into shares of Class B-1 Common Stock (such conversion, a "Mandatory Conversion").

     (c)  Conversion Ratio. The number of shares of Regular or Class B-1 Common
          ----------------
Stock deliverable upon Conversion of one share of Series B Preferred Stock, adjusted as provided in Section 8, is referred to in this Certificate of Designations as the "Conversion Ratio." The Conversion Ratio as of any date shall be an amount equal to the Liquidation Preference as of such date divided by the Conversion Price. The "Conversion Price" will initially be $20.00, subject to adjustment from time to time pursuant to Section 8.

     (d)  Conversion Mechanics.
          --------------------

          (i) In the case of an Optional Conversion, the Holder of the shares of Series B Preferred Stock to be converted shall surrender the certificate representing such shares at the principal office of the Corporation, with a written notice of election to convert completed and signed, specifying the number of shares to be converted. Unless the shares issuable on such Optional Conversion are to be issued in the same name as the name in which such shares of Series B Preferred Stock are registered, each share surrendered for such Optional Conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the Holder or the Holder's duly authorized attorney. The Corporation shall not be obligated to issue certificates for shares of Common Stock in any name other than the name or names set forth on the certificates for the shares of Series B Preferred Stock unless the requirements of the Stockholders' Agreement relating to the transfer of shares of Series B Preferred Stock have been complied with or waived by the Corporation.

          (ii) In the event of a Mandatory Conversion, the outstanding shares of Series B Preferred Stock shall be converted automatically without any further action by the Holders and whether or not the certificates representing such shares are surrendered at the office of the Corporation. The Corporation shall issue certificates representing the shares of Class B-1 Common Stock issuable upon such Mandatory Conversion upon the surrender of certificates representing the corresponding shares of Series B Preferred Stock, in the same name as the name in which such shares of Series B Preferred Stock are registered.

          (iii) Notwithstanding clause (i) or (ii) of this Section 7(d), if the Holder of any share or shares of Series B Preferred Stock certifies to the Corporation that the certificates representing such share or shares have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such lost, stolen or destroyed certificates (and, if requested by the Corporation, posts a customary bond reasonably satisfactory to the Corporation to cover such loss), then the Corporation shall issue certificates representing the Regular Common Stock or Class B-1 Common Stock issuable upon any Optional Conversion or Mandatory Conversion, as the case may be, in the name of such holder.

          (iv) As promptly as practicable after the delivery by the Holder of the certificates for shares of Series B Preferred Stock (or in the case of a lost certificate, the certification, the agreement and, if requested, posting of the bond described in clause (iii) of this Section 7(d)), the Corporation shall issue and shall deliver to such Holder, or, subject to compliance with the provisions Section 12 and the Stockholders' Agreement relating to the transfer of shares of Series B Preferred Stock, on the Holder's written order to the Holder's transferee, (A) a certificate or certificates for the whole number of shares of Regular or Class B-1 Common Stock issuable upon the Conversion of such shares in accordance with the provisions of this Section 7, (B) any cash adjustment required pursuant to
     Section 7(g), and (C) in the event of an Optional Conversion in part, a certificate or certificates for the whole number of shares of Series B Preferred Stock not being so converted.

          (v) Each Conversion shall be deemed to have been effected immediately prior to the close of business on the applicable Conversion Date. The Person in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such Conversion shall be deemed to have become the holder of record of the shares of Common Stock represented thereby at such time on the applicable Conversion Date and such Conversion shall be into a number of whole shares of Common Stock equal to the product of the number of shares of Series B Preferred Stock surrendered multiplied by the Conversion Ratio in effect on the applicable Conversion Date. All shares of Common Stock delivered upon conversion of the Series B Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens, pledges and other security interests and not subject to any preemptive rights. As of the effective time of such Conversion, the shares of Series B Preferred Stock to be so converted will no longer be deemed to be outstanding and all rights of a holder with respect to such shares so converted shall immediately terminate except the right to receive the Common Stock and other amounts payable pursuant to this Section 7 and, in the event of an Optional

     Conversion in part, a certificate or certificates representing the shares of Series B Preferred Stock not converted.

     (e)  Reservation of Shares; Compliance with Laws. The Corporation covenants
          -------------------------------------------
that it will at all times reserve and keep available, free from preemptive rights, such number of its authorized but unissued shares of Regular Common Stock as shall be required for the purpose of effecting Optional Conversions of the Series B Preferred Stock. Promptly (and in any event no later than two Business Days) following receipt of Stockholder Approval, the Corporation shall file the Restated Certificate of Incorporation pursuant to the DGCL with the Secretary of State of the State of Delaware. Prior to the delivery of any Common Stock that the Corporation is obligated to deliver upon an Optional Conversion or Mandatory Conversion, the Corporation shall comply with all applicable federal and state laws and regulations which require action to be taken by the Corporation.

     (f)  Transfer Taxes, etc. The Corporation will pay any and all documentary
          -------------------
stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock upon any Conversion, other than any tax payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the Series B Preferred Stock to be converted. The Corporation shall have the right not to issue or deliver any shares of Common Stock in a name other than that of the Holder of the Series B Preferred Stock to be converted unless and until the Person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (g)  No Fractional Shares. No fractions of shares of Common Stock shall be
          --------------------
required to be issued to a Holder in connection with a Conversion. In lieu thereof, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Regular Common Stock on the Conversion Date.

     (h)  No Impairment. The Corporation will not, through any reorganization,
          -------------
transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment. Without limiting the generality of the foregoing, the Corporation (i) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid nonassessable shares of Common Stock on any Conversion, free of all preemptive rights, and (ii) will not take any action which results in any adjustment of the applicable Conversion Price if the total number of shares of Common Stock issuable after the action upon the Conversion of all of the Series B Preferred Stock will exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation and available for the purpose of issue upon such Conversion.

     Section 8. Adjustments to Conversion Price.
                -------------------------------

     (a)  Adjustment for Stock Dividends, Distributions and Subdivisions. In the
          --------------------------------------------------------------
event the Corporation shall declare or pay any dividend or make any other distribution on the Common Stock payable in shares of Common Stock, or shall effect a subdivision of the outstanding Common Stock, into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then and in each such case the applicable Conversion Price in effect immediately prior to such stock dividend, distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, distribution or subdivision, be proportionately decreased, subject to the following qualifications: (i) in the event such issuance is declared but not effected, the applicable Conversion Price shall be readjusted as if such issuance was not declared; and (ii) no adjustment in the Conversion Price shall be made in the event the Holders simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received had the Series B Preferred Stock been converted into Common Stock pursuant to Section 7 immediately prior to such event (or, if applicable, the record date for such event).

     (b)  Adjustments for Combinations or Consolidation of Common Stock. In the
          -------------------------------------------------------------
event the outstanding Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then and in each such case the applicable Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

     (c)  Adjustments for Consolidation, Merger, Sale of Assets, Reorganization,
          ----------------------------------------------------------------------
etc. In the event the Corporation (i) consolidates with or merges into any other
----
corporation or entity and is not the continuing or surviving corporation or entity of such consolidation or merger, (ii) permits any other corporation or entity to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving corporation but, in connection with such consolidation or merger, the shares of Common Stock are changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (iii) transfers all or substantially all of its properties or assets, directly or indirectly, to any other corporation or entity (other than to a wholly owned Subsidiary of the Corporation if such Subsidiary remains wholly owned by the Corporation after such transfer or any other transaction or series of transactions related to such transfer), then, and in each such event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Section 8(c), each Holder, upon any Conversion at any time after the consummation of such consolidation, merger or transfer, shall be entitled to receive, in lieu of the shares of Common Stock issuable upon any Conversion prior to such consummation, the stock and other securities, cash and property to which such Holder would have been entitled upon such consummation if such Holder had converted its Series B Preferred Stock pursuant to Section 7 immediately prior to such consummation (or, if applicable, any record date with respect to such transaction), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this Section 8(c). Notwithstanding anything contained herein to the contrary, (A) the Corporation will not effect any of the transactions described in the clauses (i) through (iii) of this Section 8 unless, prior to the consummation thereof, each corporation (other than the Corporation) which may be required to deliver any stock, securities, cash or property upon the conversion of Series B Preferred Stock shall assume, by written instrument, a copy of which shall be delivered to each Holder, the obligation to deliver to such Holder such shares of stock, securities, cash or property as such holder may be entitled to receive upon such conversion, and (B) in the event the Holders of a majority of the outstanding shares of Series B Preferred Stock, voting separately as a single class, elect to declare that any of the transactions described in clauses (i) through (iii) constitute a Liquidation Event, then the provisions of this Section 8(c) shall not apply to such transaction and, in lieu thereof, the Holders shall be entitled to the amounts set forth in Section 5 with respect to such Liquidation Event.

     (d)  Adjustments for Reclassification, Exchange and Substitution. If the
          -----------------------------------------------------------
Common Stock issuable upon any Conversion is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision, combination or consolidation of shares, or merger, consolidation or asset sale, provided for in Sections 8(a), 8(b) and 8(c) or any reclassification resulting from the adoption of the Restated Certificate of Incorporation), then and in each such case the applicable Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series B Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the Holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the Holders upon any Conversion immediately before that change. No class or series of Common Stock shall be so changed into shares of any other class or series of stock unless a proportional and equivalent change is made with respect to all other classes or series of Common Stock. For avoidance of doubt, it is stipulated that the provisions of this Section 8(d) shall not apply to any exchange of shares of Common Stock into shares of Series B Preferred Stock pursuant to the JLL Exchange Agreement.

     (e)  Adjustment of Conversion Price Upon Issuance of Additional Shares of
          --------------------------------------------------------------------
Common Stock. In the event the Corporation, at any time after the Issue Date,
------------
issues or sells Additional Shares of Common Stock for a consideration per share less than the Current Market Price in effect immediately prior to such issuance or sale, then and in each such event, the applicable Conversion Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest cent) determined by multiplying the applicable Conversion Price by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued or sold would purchase at the Current Market Price in effect immediately prior to such issuance or sale, and (ii) the denominator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (B) the number of Additional Shares of Common Stock so issued or sold. The provisions of this Section 8(e) shall not apply to any issuance or sale of Additional Shares of Common Stock for which an adjustment is provided under
Section 8(a).

     (f)  Issue of Securities Deemed Issue of Additional Shares of Common Stock.
          ---------------------------------------------------------------------
In the event (i) the Corporation at any time after the Issue Date shall issue, sell or grant any Options or Convertible Securities, or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities and (ii) the consideration per share for the Additional Shares of Common Stock issuable upon the exercise of such Options, or in the case of Convertible Securities, the conversion or exchange of such Convertible

Securities shall be less than the Current Market Price in effect immediately prior to such issue, sale or grant, or such record date, as the case may be, then, and in each such case, (A) the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be issuances of Additional Shares of Common Stock issued as of the time of such issue, sale or grant or, in case such a record date shall have been fixed, as of the close of business on such record date, and
(B) the Conversion Price shall be adjusted in accordance with Section 8(e) on the date of and immediately prior to such issue, sale or grant, or the record date, as the case may be. In any such case in which Additional Shares of Common Stock are deemed to be issued or sold pursuant to this Section 8(f):

          (1) no further adjustment in the applicable Conversion Price shall be made upon the subsequent issue of Convertible Securities or Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

          (2) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Corporation, or increase in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the adjustments to the Conversion Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such decrease or increase becoming effective, be recomputed (and the Conversion Price shall automatically be adjusted as so recomputed) to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities which are outstanding at such time; and

          (3) no readjustment pursuant to the preceding clause (2) shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (A) the applicable Conversion Price on the original adjustment date and (B) the applicable Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

The consideration per share deemed to be received by the Corporation for Additional Shares of Common Stock relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, actually received by the Corporation as consideration for the issue, sale, grant or assumption of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating to such Options or Convertible Securities without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise in full of such Options or the conversion or exchange in full of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise in full of such Options for Convertible Securities and the conversion or exchange in full of such Convertible Securities, by (y) the maximum number of Additional Shares of Common Stock (as set forth in the instruments relating to such Options or Convertible Securities, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     (g)  Certificate as to Adjustments. Upon the occurrence of each adjustment
          -----------------------------
or readjustment of the applicable Conversion Price pursuant to this Section 8, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock, or any Options or Convertible Securities, as the case may be, issued or sold or deemed to have been issued,
(ii) the number of shares of Common Stock outstanding or deemed to be outstanding, and (iii) the applicable Conversion Price in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof. The Corporation shall, upon the written request at any time of any Holder, furnish or cause to be furnished to such holder a like certificate setting forth
(i) the applicable Conversion Price at the time in effect, and showing how it was calculated, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon a Conversion. At the request of the Holders of a majority of the then outstanding Series B Preferred Stock, the Corporation will have the certificates referred to in this
Section 8(g) prepared and delivered by an internationally recognized independent accounting firm.

     Section 9. Preemptive Rights.
                -----------------
     (a) The Corporation shall provide each Holder with a written notice (a "Preemptive Rights Notice") of any proposed issuance by the Corporation of any New Securities at least 30 days prior to the proposed issuance date. Such notice shall specify the price at which the New Securities are to be issued and the other material terms of the issuance. Each Holder shall be entitled to purchase, at the price and on the terms at which such New Securities are proposed to be issued and specified in such Preemptive Rights Notice, such Holder's Preemptive Rights Portion of such class of the New Securities proposed to be issued. "Preemptive Rights Portion" means the pro rata portion of New Securities proposed to be issued by the Corporation, which amount shall, for each Holder, be based upon the ratio of (i) the number of shares of Common Stock that such Holder would receive upon the Conversion of its shares of Series B Preferred Stock into Common Stock pursuant to Section 7 immediately prior to the issuance of the New Securities to (ii) the total number of issued and outstanding shares of Common Stock immediately prior to the issuance of the New Securities (assuming (A) the conversion of all securities convertible into, and the exercise of all options, warrants or other arrangements representing the right to purchase or otherwise acquire any shares of Common Stock and (B) the receipt of Stockholder Approval and the filing of the Restated Certificate of Incorporation according to the DGCL with the Secretary of State of the State of Delaware).

     (b) A Holder may exercise its rights under this Section 9 by delivering written notice of its election to purchase New Securities to the Corporation within 15 days of receipt of the Preemptive Rights Notice. A delivery of such a written notice (which notice shall specify the amount of New Securities to be purchased by the Shareholder submitting such notice) by such Holder shall constitute a binding agreement of such Holder to purchase, at the price and on the terms specified in the Preemptive Rights Notice, the number of New Securities specified in such Holder's written notice.

     (c) In the case of any issuance of New Securities, the Corporation shall have 90 days from the date of the Preemptive Rights Notice to consummate the proposed issuance of any or all of such New Securities which the Holders have not elected to purchase at the price and upon terms that are not materially less favorable to the Corporation than those specified in the Preemptive Rights Notice. At the consummation of such issuance, the Corporation shall issue certificates representing the New Securities to be purchased by each Holder exercising preemptive rights pursuant to this Section 9 registered in the name of such Holder, against payment by such Holder of the purchase price for such New Securities. If the Corporation proposes to issue such New Securities after such 90-day period, it shall again comply with the procedures set forth in this
Section 9.

     Section 10. Voting Rights.
                 -------------

     (a) The Holders shall not be entitled to any voting rights, except as hereinafter provided in this Section 10 or as otherwise provided by DGCL or other applicable law.

     (b) Except as otherwise required by law, each share of Series B Preferred Stock shall entitle the Holder thereof to vote on all matters submitted to a vote of the holders of the Regular Common Stock, voting together with the holders of the Regular Common Stock (and any other shares of Capital Stock which by its terms is entitled to vote together with the Regular Common Stock as a single class) on all matters as to which the holders of the Regular Common Stock shall be entitled to vote, other than (i) the election or removal of Directors and (ii) for matters for which applicable law requires the vote or consent of the holders of the Regular Common Stock as a separate class. With respect to any such vote, each share of Series B Preferred Stock shall entitle the Holder thereof to cast the number of votes equal to the number of votes which could be cast in such vote by a holder of the shares of Regular Common Stock into which such share of Series B Preferred Stock is convertible on the record date for such vote or, if no such record date is established, on the date of any written consent of stockholders. Notwithstanding anything to the contrary contained herein, except as otherwise required by law, any action required or permitted to be taken by the Holders of Series B Preferred Stock at any meeting of the Holders of Series B Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by Holders who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all Holders of Series B Preferred Stock entitled to vote thereon were present and voting.

     (c) So long as the Current Series B Amount is equal to or greater than 10% of the Initial Series B Amount, the affirmative vote of the Holders of at least a majority of the then outstanding shares of Series B Preferred Stock voting or consenting, as the case may be, separately as a single class shall be required for the Corporation to:

          (i) amend or repeal any provision of, or add any provision to, the Corporation's certificate of incorporation or by-laws so as to affect adversely the powers, rights, preferences (including, without limitation, liquidation preferences, conversion price and redemption provisions) or voting rights of the shares of Series B Preferred Stock; provided that the filing of the Restated Certificate of Incorporation pursuant to the DGCL with the Secretary of State of the State of Delaware shall not require prior approval of the Holders pursuant to this Section 10(c);

          (ii) amend or repeal any provision of, or add any provision to, this Certificate of Designations or either of the Series A Certificates of Designations;

          (iii) authorize or issue any additional shares of Series B Preferred Stock, other than pursuant to the JLL Exchange Agreement;

          (iv) authorize or create any class or series of Senior Stock or Parity Stock, or issue any shares of Senior Stock or Parity Stock, except in either case for the authorization and creation of the Series A Preferred Stock and the issuance of shares of Series A Preferred Stock (including issuances of shares of Series A Preferred Stock as a dividend on the Series A Preferred Stock in accordance with the applicable Series A Certificate of Designations) in accordance with the Series A Certificates of Designations;

          (v) reclassify any shares of Junior Stock into shares of Parity Stock or Senior Stock, or any shares of Parity Stock into shares of Senior Stock, for avoidance of doubt it being stipulated that any exchange of shares of Regular Common Stock into shares of Series B Preferred Stock shall not be deemed a reclassification of such stock or require the approval of the Holders pursuant to this Section 10(c);

          (vi) repurchase or redeem any Capital Stock of the Corporation, other than (A) the Series A Preferred Stock issued on the Issue Date or issued as a dividend on the Series A Preferred Stock in accordance with the applicable Series A Certificates of Designations and (B) the redemption of the Series B Preferred Stock pursuant to Section 6, for avoidance of doubt it being stipulated that any exchange of shares of Regular Common Stock into shares of Series B Preferred Stock shall not be deemed a redemption or repurchase of such stock or require the approval of the Holders pursuant to this Section 10(c);

          (vii) incur, or permit any of its Subsidiaries to incur, any Indebtedness (other than any Indebtedness under the Senior Credit Facility or the Senior Subordinated Notes) that would result in the Corporation having an Interest Coverage Ratio of less than 1.50:1.00; provided that such incurrence shall not constitute a violation of this clause (vii) unless the Indebtedness so incurred remains outstanding for at least 30 consecutive days following the initial incurrence thereof;

          (viii) voluntarily file for bankruptcy, liquidation, dissolution or winding up of the Corporation;

          (ix) increase the number of Directors to more than eleven, unless the Holders are entitled to elect an additional Class B-1 Director pursuant to clause (v) of Section 10(f), or the holders of Series A-2 Preferred Stock are entitled to elect an additional Class B-2 Director pursuant to the Series A-2 Certificate of Designations, in which case the number of Directors may be increased by the number of such additional Directors;

          (x) have less than three of the employees or officers of the Corporation or its Subsidiaries serve as Directors (and in the event of any vacancy resulting from the death, disability, resignation or removal of such a Director, not have another employee or officer of the Corporation or its Subsidiaries elected or appointed promptly as a Director to fill such vacancy);

          (xi) modify or repeal any of the provisions of the By-Laws (A) requiring that, the Board of Directors meet no less frequently than once in every calendar quarter, (B) requiring that each committee of the Board of Directors (including any audit or compensation committee, but excluding any nominating committees for the nomination of Directors) have, as members, a proportional number of Class B-1 Directors and Class B-2 Directors, as a group (in relation to the total number of Directors), unless (1) such representation is prohibited by applicable law or rules of the Nasdaq National Market, in which case such committees shall have, as members, the maximum number of Class B-1 Directors and Class B-2 Directors permitted by applicable law and rules of the Nasdaq National Market, or (2) the Class B-1 Directors and Class B-2 Directors elect not to serve on any such committee, or (C) relating to the number, election, powers or rights of Class B-1 Directors, Class B-2 Directors or Non-Class B Directors; or

          (xii) enter into any agreement with any Affiliate of the Corporation (other than Subsidiaries of the Corporation) involving amounts in excess of $5 million.

     (d) So long as the Current Series B Amount is equal to or greater than 25% of the Initial Series B Amount, the Corporation may not, without the approval of Holders of at least a majority of the then outstanding shares of Series B Preferred Stock voting or consenting, as the case may be, separately as a single class, undertake, effect or consummate any transaction or series of transactions
(i) described in clauses (i) through (iii) of Section 8(c), (ii) involving a merger or consolidation, other than a merger or consolidation which would result in the Voting Stock of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent more than 50% of the combined voting power of the Voting Stock of the Corporation or the surviving entity or parent thereof outstanding immediately after such merger or consolidation or
(iii) through which the Corporation causes a Change of Control to be effected.

     (e) The approval of Holders of at least 75% of the then outstanding shares of Series B Preferred Stock voting or consenting, as the case may be, shall be required for any amendment to this Certificate of Designations that reduces the Liquidation Preference or the Mandatory Redemption Obligation or amends the provisions of Section 3, 10(c) or 10(d) or this Section 10(e).

     (f) The Holders voting or consenting, as the case may be, separately as a single class, shall be entitled to elect Directors (the Directors so elected, the "Class B-1 Directors") as follows:

          (i) On the Issue Date, two individuals designated by the holders of shares of Series B Preferred Stock shall be elected as Class B-1 Directors.

          (ii) So long as the Current Series B Amount is equal to or greater than 50% of the Initial Series B Amount, the Holders shall be entitled to elect, voting as a separate class, two Class B-1 Directors.

          (iii) So long as the Current Series B Amount is less than 50% but equal to or greater than 10% of the Initial Series B Amount, the Holders shall be entitled to elect, voting as a separate class, one Class B-1 Director.

          (iv) The Holders shall not be entitled to elect any Director pursuant to this Section 10(f) when the Current Series B Amount is less than 10% of the Initial Series B Amount.

          (v) In addition to the number of Class B-1 Directors provided in the preceding clauses (ii) and (iii), if at any time a Voting Default shall have occurred, the Holders shall be entitled, voting as a separate class, to elect one additional Class B-1 Director.

          (vi) Upon any increase or decrease in the total number of Class B-1 Directors pursuant to this Section 10(f), there shall be a corresponding and equal increase or decrease in the total number of Directors.

          (vii) So long as the Holders of shares of Series B Preferred Stock are entitled to elect Class B-1 Directors under this Section 10(f), at any annual meeting of stockholders, or special meeting held in place thereof, the holders of shares of Series B Preferred Stock, voting or consenting (as the case may be separately) as a single class, shall be entitled to elect any Class B-1 Directors due to be elected at such meeting pursuant to the terms of this Certificate of Designations. Any vacancy occurring because of the death, disability, resignation or removal of a Class B-1 Director shall be filled by the vote or consent of the Holders. A Class B-1 Director may be removed without cause only by the vote or consent of the Holders of a majority of the outstanding shares of Series B Preferred Stock.

     (g) In addition to any other vote required by law, the affirmative vote of a majority of the Directors that are not employees or officers of the Corporation or its Subsidiaries shall be required for any decision of the Corporation regarding the appointment, removal or compensation of the Corporation's Chief Executive Officer , or any transaction between the Corporation (or any of its Subsidiaries) and the Corporation's Chief Executive Officer (or his or her Affiliates).

     Section 11. Reports and Notices.
                 -------------------

     (a) The Corporation will provide the Holders, at the Corporation's expense, with the following:

          (i) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Corporation, and in any event within 45 days thereafter, a consolidated balance sheet of the Corporation and its Subsidiaries, as of the end of each such quarterly period, and consolidated statements of income and sources and applications of funds of the Corporation and its Subsidiaries for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles in the United States consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting from year end audit adjustments and the absence of notes, together with a management's discussion and analysis thereof, all in reasonable detail and certified by the principal financial or accounting officer of the Corporation.

          (ii) As soon as practicable after the end of each fiscal year of the Corporation, and in any event within 90 days thereafter, a consolidated balance sheet of the Corporation and its Subsidiaries, as at the end of such fiscal year, and consolidated statements of income and sources and applications of funds of the Corporation and its Subsidiaries, for such year, prepared in accordance with generally accepted accounting principles in the United States consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, together with a management's discussion and analysis thereof, all in reasonable detail and certified with an unqualified audit opinion by independent public accountants of recognized national standing selected by the Corporation.

So long as the Corporation is subject to the reporting requirements of the Exchange Act, the Corporation's obligations to provide the information required pursuant to clauses (i) and (ii) of this Section 11(a) shall be satisfied by the filing by the Corporation of its quarterly reports on Form 10-Q and its annual reports on Form 10-K, respectively, or any successor forms thereto, in accordance with the Exchange Act.

     (b) In the event that at any time after the date hereof, (i) the Corporation shall adopt a dividend policy, change a previously adopted dividend policy, or declare a dividend in the absence of, or in conflict with, a dividend policy or declare any distribution with respect to the Common Stock, or (ii) the Corporation shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock (either such event hereinafter being referred to as a "Notification Event"), then and in such case the Corporation shall cause to be mailed to the Holders, not later than the earlier of the date public announcement of the Notification Event is first made or the date ten days prior to the record date, if any, in connection with such Notification Event, written notice specifying the nature of such event and the effective date of, or the date on which the books of the Corporation shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock or other securities or property issuable or distributable with respect to the Series B Preferred Stock.

     (c) The Corporation shall deliver to the Holders all notices and other reports delivered to holders of Regular Common Stock, including all notices and reports required by DGCL or other applicable laws.

     Section 12.  Transfer Restrictions.  Any Transfer of shares of Series B
                  ---------------------
Preferred Stock prior to the 120th day following the Issue Date by a Holder to a Person other than a Permitted Transferee shall result in the automatic conversion of the transferee's shares of Series B

Preferred Stock into shares of Regular Common Stock pursuant to Section 7, effective as of the date on which certificates representing the shares of Series B Preferred Stock are presented for transfer on the stock transfer record books of the Corporation. The Corporation may, at its discretion, as a condition to the transfer or registration of transfer of Series B Preferred Stock to a purported Permitted Transferee, require the furnishing of affidavits or other proof as it deems reasonably necessary to establish that the proposed transferee is a Permitted Transferee. The term "Permitted Transferee" of a Holder shall be
(i) any direct or indirect Subsidiary of any Person who was a Holder on the Issue Date, (ii) any investment fund managed by Joseph Littlejohn & Levy, Inc., a Delaware corporation ("JLL"), (iii) any Person who is or becomes an investor in a fund managed by JLL, including Joseph Littlejohn & Levy Fund III, L.P., a Delaware limited partnership, (iv) the heirs, executors, administrators, testamentary trustees or legatees of any Holder who is an individual, (v) the spouses and the lineal descendants of any individual who is a Holder on the Issue Date, and (vi) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Persons referred to in clause (v).

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             ADVANCE PARADIGM, INC.


  The undersigned hereby appoints T. Danny Phillips and David D. Halbert proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Advance Paradigm, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held December 7, 2000 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

                                                           Please mark your vote
                                                   as indicated in this example:
                                                                             /X/


ITEM 1.  Election of directors duly nominated:                          ITEM 3.  Proposal to approve the issuance of shares
         David A. George, Jeffrey R. Jay and                                     of Class B Common Stock issuable upon
         Jean-Pierre Millon.                                                     conversion of the Series A Preferred
                                                                                 Stock.
                        WITHHELD
                FOR     for all                                                     FOR          AGAINST        ABSTAIN
              /    /   /    /                                                     /    /         /    /          /   /

(INSTRUCTION: To withhold authority to vote
for any individual nominee, write that nominee's                        ITEM 4.  Proposal to approve an amendment to the
name in the space provided below):                                               Incentive Plan.
---------------------------------------------------
ITEM 2.  Proposal to approve the Second Amended                                      FOR          AGAINST        ABSTAIN
         and Restated Certificate of Incorporation.                                /    /         /    /          /   /
            FOR          AGAINST        ABSTAIN
          /    /         /    /          /   /                          ITEM 5.  Proposal to ratify the selection of Arthur
                                                                                 Andersen, LLP as independent auditors of
                                                                                 the Company.

                                                                                     FOR          AGAINST        ABSTAIN
                                                                                   /    /         /    /         /    /

                                                                        ITEM 6.  In their discretion, the Proxies are authorized
                                                                                 to vote upon such other business as may
                                                                                 properly come before the meeting.

                                                                                 -------------------------------------------------

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3, 4 and 5.

A vote "FOR" Proposals 1, 2, 3, 4 and 5 is recommended by the Board of Directors.

                                                                              Please sign exactly as name appears below.  When
                                                                              shares are held by joint tenants, both should
                                                                              sign.  When signing as an attorney, as executor,
                                                                              administrator, trustee or guardian, please give
                                                                              full title as such.  If a corporation, please sign
                                                                              in full corporate name by President or other
                                                                              authorized officer.  If a partnership, please sign
                                                                              in  partnership name by authorized person.

                                                                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                                                                              PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s)                                    Dated             , 2000
             ----------------------------------       -----------
                                                     * FOLD AND DETACH HERE *